As filed with the Securities and Exchange Commission on May 1, 2003



                                                              File No. 333-43329
                                                              File No. 811-08581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
              Pre-Effective Amendment No.                              [ ]

              Post-Effective Amendment No.  12                         [X]


                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                [ ]


                              Amendment No. 64                         [X]


                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                               (Name of Depositor)

                               969 High Ridge Road, Suite 200
                               Stamford, CT 06905

              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 321-8999

                                James F. Bronsdon
                      Sage Life Assurance of America, Inc.
                               969 High Ridge Road, Suite 200
                               Stamford, CT 06905

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                   Lynn Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880


It is proposed that this filing become effective:


            immediately upon filing pursuant to paragraph (b) of Rule 485;
        ---
         X  on May 1, 2003 pursuant to paragraph (b) of Rule 485;
        ---
            60 days after filing pursuant to paragraph (a)(1) of Rule 485;
        ---
        ___ on (date) pursuant to paragraph (a)(1) of Rule 485.

Title of Securities: Interests in a separate account under flexible payment deferred combination fixed and variable annuity contracts.



                                     PART A

                          PROSPECTUS DATED MAY 1, 2003

                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
969 High Ridge Road, Suite 200
Stamford, CT 06905

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You purchased a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

     Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

     -    AIM Variable Insurance Funds (Series I Shares)
     -    The Alger American Fund (Class O Shares)
     -    INVESCO Variable Investment Funds, Inc.
     -    MFS(R)Variable Insurance TrustSM (Initial Class)
     -    The Universal Institutional Funds, Inc. (Class I Shares)
     -    Oppenheimer Variable Account Funds
     - Liberty Variable Investment Trust (closed to additional purchase payments and transfers)
     - SteinRoe Variable Investment Trust (closed to additional purchase payments and transfers)
     - T. Rowe Price Equity Series, Inc. (closed to additional purchase payments and transfers)

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The Trust Prospectuses contain important information about the Funds. We will send you the Trust Prospectuses with your Contract. Your registered representative can provide these prospectuses to you before you invest.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Variable annuity contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.


================================================================================
                                TABLE OF CONTENTS
================================================================================
INDEX OF TERMS ................................................................

HIGHLIGHTS.....................................................................

FEE TABLE......................................................................

1.       WHAT ARE THE CONTRACTS?..............................................
         Your Options.........................................................
         Transfers............................................................

2.       WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
         Your Choices.........................................................
         Income Payment Amounts...............................................
         Optional Guaranteed Minimum Income Benefit Rider.....................

3.       PURCHASE PAYMENTS....................................................
         Making Additional Purchase Payments..................................
         When We May Cancel Your Contract.....................................

4.       WHAT ARE MY INVESTMENT OPTIONS?......................................
         Purchase Payment Allocations.........................................
         Variable Sub-Account Investment Options..............................
         Fixed Account Investment Options.....................................
         Transfers............................................................
         Transfer Programs....................................................
         Values Under Your Contract...........................................

5.       WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
         Surrender Charge.....................................................
         Annual Administration Charge.........................................
         Transfer Charge......................................................
         Asset-Based Charges..................................................
         Purchase Payment Tax Charge..........................................
         Optional Benefit Charges.............................................
         Fund Annual Expenses.................................................
         Additional Information...............................................

6.       HOW WILL MY CONTRACT BE TAXED?.......................................
         Introduction.........................................................
         Taxation of Non-Qualified Contracts..................................
         Taxation of a Qualified Contract.....................................
         Transfers, Assignments, or Exchanges of a Contract...................
         Possible Tax Law Changes.............................................

7.       HOW DO I ACCESS MY MONEY?............................................
         Withdrawals..........................................................
         Requesting Payments..................................................

8.       HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
         Yield................................................................
         Total Return.........................................................
         Performance/Comparisons..............................................

9.       DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
         Basic Death Benefit..................................................
         Owner's Death Before the Income Date.................................
         Owner's or Annuitant's Death After the Income Date...................
         Accidental Death Benefit.............................................
         Optional Enhanced Death Benefit Rider................................
         Proof of Death.......................................................

10.      WHAT OTHER INFORMATION SHOULD I KNOW?................................
         Parties to the Contract..............................................
         Separate Accounts....................................................
         Modification.........................................................
         Distribution of the Contracts........................................
         Experts..............................................................
         Legal Proceedings....................................................
         Reports to Contract Owners...........................................
         Authority to Make Agreements.........................................
         Financial Statements.................................................

11.      HOW CAN I MAKE INQUIRIES?............................................

12.      ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC..................


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...............SAI-1

APPENDIX A - MARKET VALUE ADJUSTMENT.........................................A-1

APPENDIX B - DOLLAR-COST AVERAGING PROGRAM...................................B-1

APPENDIX C - CONTRACTS ISSUED BEFORE A CERTAIN DATE..........................C-1

APPENDIX D - ACCUMULATION UNIT VALUE HISTORY.................................D-1

APPENDIX E - GUARANTEED MINIMUM INCOME BENEFIT...............................E-1

APPENDIX F - ENHANCED DEATH BENEFIT..........................................F-1

     This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

===============================================================================
                                 INDEX OF TERMS
===============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     Account Value -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value and includes any Investment Credit and the earnings, if any, thereon.

     Accumulation Phase -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     Accumulation Unit -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     Annuitant -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     Asset-Based Charges -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     Beneficiary -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     Business Day -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     Contracts -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     Contract Anniversary -- A Contract Anniversary is each anniversary of the Contract Date.

     Contract Date -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     Contract Year -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     Excess Withdrawal -- An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     Expiration Date -- The Expiration Date is the last day in a Guarantee
Period.

     Fixed Account -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     Free Withdrawal Amount -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     Fund -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     General Account -- An account that consists of all our assets other than those held in any separate investment accounts.

     Income Date -- The Income Date is the date you select for your regular income payments to begin.

     Income Phase -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

     Income Unit -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     Investment Credit - An Investment Credit is a percentage of your purchase payment that we may add to your Account Value.

     Market Value Adjustment -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     Net Asset Value -- Net Asset Value is the price of one share of a Fund.

     Owner -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     Satisfactory Notice -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. Mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     Surrender Value -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     Valuation Period -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     Variable Account -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "We", "Us", "Our", "Sage Life" or the "Company" is Sage Life Assurance of America, Inc.

     "You" or "Your" is the Owner of a Contract.

================================================================================
                                   HIGHLIGHTS
================================================================================

     The flexible payment deferred combination fixed and variable annuity contract is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchased the Contract you were given an opportunity to choose an enhanced death benefit and/or a guaranteed minimum income benefit. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 7%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office are shown on the back cover page of this prospectus.

===============================================================================
                                    FEE TABLE
===============================================================================

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expense that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Account Value between investment options. State premium taxes (Purchase Payment Tax Charge) may also be deducted.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments).....None

Surrender  Charge(1) (as  a  percentage  of  purchase   payments   withdrawn  or
surrendered)..................................................................7%

Maximum Transfer Charge(2)
         First 12 transfers in a Contract Year............................$ 0
         After 12th transfer in a Contract Year...........................$25

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

     The following tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, and, if selected with respect to the Optional Benefit Annual Expenses, not including Fund fees and expenses.

ANNUAL ADMINISTRATION CHARGE
         Contract Years 1-7(3)............................................$40
         After Contract Year 7............................................$ 0

VARIABLE ACCOUNT ANNUAL EXPENSES

Asset-Based Charges (deducted daily as percentage of the assets of the Variable Account) (4)(5)

Mortality and Expense Risk Charge            1.25%
Asset-Based Administrative Charge            0.15%
                                           --------
Asset-Based Charges - Total                  1.40%


OPTIONAL BENEFIT ANNUAL EXPENSES (deducted monthly as percentage of your Variable and Fixed Account Values)

         Guaranteed Minimum Income Benefit Charge......................0.20%
         Enhanced Death Benefit Charge*................................0.25%
                                                                     --------
         Total Optional Benefit Annual Charges.........................0.45%

*0.20% for Contracts purchased prior to May 1, 2001.



     (1) The Surrender Charge declines each Contract Year and is 0% in Contract Years 8 and later. The charge is as follows:

            APPLICABLE              APPLICABLE SURRENDER
           CONTRACT YEAR             CHARGE PERCENTAGE
       -----------------------      ----------------------
                1                           7%
                2                           7%
                3                           6%
                4                           5%
                5                           4%
                6                           3%
                7                           1%
          8 and thereafter                  0%


          You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) 10% of your total purchase payments less all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

          Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What are the Expenses Under A Contract?"

     (2)  Currently, we do not assess a transfer charge.

     (3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

     (4) In Contract Years 8 and later, the Mortality and Expense Risk Charge is lowered to 1.10% annually and the Asset-Based Administrative Charge is lowered to .15% annually. The total Asset-Based Charges in Contract Years 8 and later are 1.25% annually.

     (5) If you bought your Contract before May 1, 2001, we deduct the Asset-Based Charges on a monthly basis during the Accumulation Phase (see Appendix D). See "What Are The Expenses Under A Contract?"

FUND CHARGES

The next item shows the minimum and maximum total operating expenses charged by the Fund companies (for the year ended December 31, 2002) that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.




Total Annual Fund Operating Expenses                  Minimum                   Maximum
                                                      -------              ------------------
(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)              .66%                     3.37%


Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

The Example reflects the charges for the optional Guaranteed Minimum Income Benefit and the optional Enhanced Death Benefit. (If you purchased the Contract prior to May 1, 2001, your expenses would be less than the expenses shown below if you selected the EDB.)

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds (before any applicable fee waivers and/or reimbursements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:


l year           3 years          5 years          10 years
$1,254           $2,254           $3,142           $5,333


(2) If you do not surrender your Contract or if you take Income Payments from your Contract at the end of the applicable time period:

l year           3 years          5 years          10 years
$ 554            $1,654           $2,742           $5,333

There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix D (see Appendix C if you purchased your Contract before May 1, 2001).

===============================================================================
1. WHAT ARE THE CONTRACTS?
===============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2001, please see Appendix D for certain provisions applicable to your Contract. Generally, Contracts purchased on or after May 1, 2001 will have the provisions described in this Prospectus. However, in certain states the provisions described in Appendix D will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7 and 10 years. (The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.) We may discontinue offering certain Guarantee Periods in the future. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an Income Plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an Income Plan. See "Market Value Adjustment."

     We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?" and "Does the Contract Have A Death Benefit?"

TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub-Account;

     -    From a Fixed  Sub-Account to a Variable  Sub-Account;  or

     - From a Variable Sub-Account to a Fixed Sub-Account.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

===============================================================================
2. WHAT ARE MY INCOME PAYMENT OPTIONS?
===============================================================================

YOUR CHOICES

     You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are:

     INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, we will only make one payment.

     INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

     INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If you and the second person die after the first payment and before the second payment, we will only make one payment.

     INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

     INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The monthly income rate per $1,000 we apply will never be lower than the rate shown in your Contract.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate.)

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER

     The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

     (a) is the greatest of: (i) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value, or (ii) the Account Value as of the Income Date, or (iii) the Highest Anniversary Value determined on the Income Date; and

     (b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the monthly income rates per $1,000 shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustments) reduced Account Value.

     We show an example of how the GMIB works in Appendix E.

     Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option (See "Does The Contract Have a Death Benefit? - Owner's Death Before the Income Date"), may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

     When May You Elect the GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after (a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

     Income Plans Available with the GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

     -    Income Plan 1. Fixed Life Annuity;
     - Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain; and - Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

     Other GMIB Terms and Conditions.

     -    The GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     Important Considerations Regarding the GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.

     - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.

     - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     - The GMIB may not be approved in all states.

===============================================================================
3. PURCHASE PAYMENTS
===============================================================================

MAKING ADDITIONAL PURCHASE PAYMENTS

     You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer). We reserve the right to change the minimum or discontinue accepting purchase payments by EFT. We will give you notice if we do either.

     We will accept additional purchase payments as shown in the chart below:

=============     ==============================================================
CONTRACT TYPE     RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS

--------------    --------------------------------------------------------------

Non-Qualified     Accepted until the earlier of the year in which you attain age
Contract          90 or the year in which the Annuitant attains age 90.

-------------     --------------------------------------------------------------
Qualified         Accepted until the year in which you attain age 90, except for annual contributions to a traditional IRA which are accepted until the year in which you attain age 70 1/2.
=============     ==============================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4. WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you applied for a Contract, you specified the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     The Variable Account has Sub-Accounts currently open to additional purchase payments and transfers. Each Sub-Account invests in a specific Fund.
Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Fund. You should read the Funds' prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you Fund prospectuses with your confirmation. You can also call or write (877) 835-7243, Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680 to obtain copies of the Fund prospectuses.

     The following Funds are currently available under the Contract:

AIM VARIABLE INSURANCE FUNDS (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund
         AIM V.I. International Growth Fund
         AIM V.I. Premier Equity Fund
         AIM V.I. Money Market Fund (new)

         Adviser: A I M Advisors, Inc.

THE ALGER AMERICAN FUND (Class O Shares)

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Adviser: Fred Alger Management, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

         INVESCO VIF - Growth Fund
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund
         INVESCO VIF - Financial Services Fund

         Adviser: INVESCO Funds Group, Inc.

MFS(R)VARIABLE INSURANCE TRUSTSM (Initial Class)

         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         Adviser: MFS Investment Management(R)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (Class I Shares)

         Global Value Equity Portfolio
         U.S. Mid Cap Core Portfolio (formerly, Mid Cap Value Portfolio)

         Adviser: Morgan Stanley Investment Management Inc.

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Non-Service Class)

         Oppenheimer Bond Fund/VA
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

         Adviser: OppenheimerFunds, Inc.

The following Funds have been closed to additional purchase payments and transfers (other than transfers that are part of a pre-existing dollar cost averaging program).

LIBERTY VARIABLE INVESTMENT TRUST

         Columbia High Yield Fund, Variable Series (on April 14, 2003 Colonial
            High Yield Securities Fund, Variable Series was merged into Columbia High Yield Fund,
           Variable Series)
         Colonial Small Cap Value Fund, Variable Series
         Colonial Strategic Income Fund, Variable Series
         Liberty Growth & Income Fund, Variable Series (formerly, Colonial
           U.S. Growth and Income Fund, Variable Series)
         Liberty All-Star Equity Fund, Variable Series (sub-advised by Liberty
           Asset Management Company)
         Newport Tiger Fund, Variable Series
         Columbia International Fund, Variable Series (on April 7, 2003, Stein
           Roe Global Utilities Fund, Variable Series was merged into Colonial International Fund for Growth, Variable Series which changed its name to Columbia International Fund, Variable Series)

         Adviser: Columbia Management Advisors, Inc.

STEINROE VARIABLE INVESTMENT TRUST

         Stein Roe Growth Stock Fund, Variable Series
         Liberty Asset Allocation Fund, Variable Series (formerly, Stein Roe
           Balanced Fund, Variable Series)

         Adviser: Columbia Management Advisors, Inc.

T. ROWE PRICE EQUITY SERIES, INC.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

         Adviser: T. ROWE Price Associates, Inc.

     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

     How We Determine the Guaranteed Interest Rate. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. The Company's management will make the final determination of the Guaranteed Interest Rates it declares. We cannot predict or guarantee the level of future interest rates. However, our Guaranteed Interest Rates will be at least 3% per year. Guaranteed Interest Rates do not depend upon and do not reflect the performance of the Fixed Account.

     Guarantee Periods. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7 and 10 years. We may offer different Guarantee Periods in the future. We may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date. The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     Market Value Adjustment. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                  [(1+I)/(1+J+.0025)] N/365 - 1

Where:

     I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

     J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

     N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     Examples of how the Market Value Adjustment works are shown in Appendix A.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account with a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     Telephone Transactions. You may request transfers or withdrawals by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Transfers via the Internet are no longer permitted.

Transfers

     Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     Dollar-Cost Averaging Program. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the AIM V.I. Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the AIM V.I. Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix B.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the AIM V.I. Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     Asset Allocation Program. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. We have contracted with a third party to provide the asset allocation models used in this program.

     If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages. From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed.

     If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     Automatic Portfolio Rebalancing Program. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

VALUES UNDER YOUR CONTRACT

     Account Value. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     Surrender Value. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

     Variable Account Value. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     Accumulation Unit Value. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

     Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and subtracting (c) where:

     (a) is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c) is the daily Asset-Based Charges.

     The net investment factor may be more or less than, or equal to, one.

     If you purchased your Contract prior to May 1, 2001, see Appendix D for the Net Investment Factor applicable to your Contract.

     Fixed Account Value. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; plus

     -    interest at the Guaranteed Interest Rate; minus

     -    any transfers from the Sub-Account; minus

     - any withdrawals (including any associated surrender charges) from the Sub-Account; and minus

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

================================================================================
5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
================================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     Services and Benefits We Provide Include:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     Costs and Expenses We Incur Include:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

     Risks We Assume Include:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of the group;

     -    the total amount of purchase payments to be received from the group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of the group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table." The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

     (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($5,250 - $5,000 = $250).

     Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35 (7% x $500).

     The Free Withdrawal Amount is not considered a withdrawal of purchase payments. A surrender of your Contract where you have previously taken advantage of your full Free Withdrawal Amount will result in the loss of the benefit of that Free Withdrawal.

     Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

     We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in your rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. If you bought your Contract prior to May 1, 2001, see Appendix D for information related to Asset-Based Charges. The maximum charges are:

                                                     COMBINED
                                               ASSET-BASED CHARGES
                                        -------------------------------

                                            ANNUAL             DAILY
                                            CHARGE             CHARGE
                                            ------            -------

         Contract Years 1-7                 1.40%            .0038626%
         Contract Years 8+                  1.25%            .0034462%

     These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES

     Guaranteed Minimum Income Benefit. If you purchase the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

     Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to .25% (0.20% for Contracts purchased prior to May 1, 2001) of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. Each Fund's management fees and other expenses can be found in the prospectus for each Fund.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

================================================================================
6. HOW WILL MY CONTRACT BE TAXED?
================================================================================


THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION. NO ATTEMPT IS MADE TO CONSIDER ANY APPLICABLE STATE TAX OR OTHER TAX LAWS, OR TO ADDRESS ANY FEDERAL ESTATE, OR STATE AND LOCAL ESTATE, INHERITANCE, AND OTHER TAX CONSEQUENCES OF OWNERSHIP OR RECEIPT OF DISTRIBUTIONS UNDER A CONTRACT.

INTRODUCTION

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     Withdrawals and Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     Special Note on Withdrawals. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     Penalty Tax on Certain Withdrawals. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from  purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     Further Information. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     Types  of  Qualified  Contracts.  A  Qualified  Contract  can  be  used  in
connection     with    the    following     types    of    retirement     plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

     - Roth IRA -- allows eligible individuals to make after-tax contributions with no tax on qualifying distributions.

     The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

     Contributions  and   Distributions.   Annual   contributions  to  Qualified
Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     Tax Penalty on Certain Withdrawals. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

     (5)  paid for certain allowable medical expenses (as defined in the Code);

     (6)  paid on account of an IRS levy upon the Qualified Contract;

     (7)  paid from an IRA for medical insurance (as defined in the Code);

     (8)  paid from an IRA for qualified higher education expenses; or

     (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

     We have provided a more complete discussion in the Statement of Additional Information.

     Terms of the Plan. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     Death Benefits. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. If these death benefits are determined by the IRS as providing life insurance, the Contract may not qualify as an IRA (including Roth and SIMPLE IRAs) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

================================================================================
7. HOW DO I ACCESS MY MONEY?
================================================================================

     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum.

Under  certain  circumstances,  we  may  delay  this  payment.  See  "Requesting
Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     Systematic Partial Withdrawal Program. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA Partial Withdrawal Program. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The Internal Revenue Service has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

================================================================================
8. HOW IS CONTRACT PERFORMANCE PRESENTED?
================================================================================

     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We base these figures on historical performance, and they do not indicate or project future results. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the AIM V.I. Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the AIM V.I. Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits. As described under "What Are The Expenses Under A Contract? - Asset-Based Charges," and Appendix C, as of May 1, 2001, we changed the way we calculate Asset- Based Charges, which is a component of performance calculations. We calculate performance information for all periods as if the methodology used beginning May 1, 2001 for calculating Asset-Based Charges had in been in effect from inception.

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

================================================================================
9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
================================================================================

     Your Contract provides two different types of death benefits for your Beneficiary if you die before the Income Date. There is the basic death benefit and the accidental death benefit.

BASIC DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day);

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

     -    the highest anniversary value (the "Highest Anniversary Value").

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant or the change of any Annuitant under the Contract as the death of an Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

ACCIDENTAL DEATH BENEFIT

     Under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

     -    the purchase payments made; minus

     - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred).

     Each value is determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day). The maximum benefit is $250,000.

     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

     If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner and use the Annuitant's age for purposes of determining whether the accidental death benefit is payable.

     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death. The deceased Owner's spouse may continue the Contact (and this benefit) according to the terms set forth in the Contract and accidental death benefit rider.

     We terminate the accidental death benefit provision:

     -    when we pay the benefit after the death of the surviving spouse;

     - when you surrender the Contract or apply the entire Account Value to an income plan;

     - when we distribute the interest in the Contract due to the death of an Owner; or

     -    when you request termination of the benefit.

     See the Accidental Death Benefit rider for the specific terms and conditions of this benefit.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

     You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider (referred to in marketing materials as "Protection Plus"). The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

     (a)  is your Account Value on the date of calculation;

     (b)  is the Net Purchase Amount; and

     (c) is the Benefit Rate (40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Enhanced Death Benefit will not exceed the Maximum Benefit Amount which is your Net Purchase Amount times the benefit rate times 250% for issue ages 0-69, and 100% for issue ages 70-79.

     We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. The deceased Owner's spouse may continue the Contract (and this benefit) according to the terms set forth in the Contract and enhanced death benefit rider. Please note that if your account value at death has declined such that it is equal to or less than the net purchase amount, no Enhanced Death Benefit will be payable.

     We show examples of the Enhanced Death Benefit in Appendix F.

     See the Enhanced Death Benefit rider for the specific terms and conditions of this benefit.

     Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.

     Other Enhanced Death Benefit Terms and Conditions.

     -    You  can  only  purchase  the  Enhanced   Death  Benefit  at  time  of
          application;

     -    You must be age 79 or younger at the time the Contract is issued;

     - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).

     Important Considerations Regarding the Enhanced Death Benefit Option.

     - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

     - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

     - The Enhanced Death Benefit option is not available for IRA and Roth IRA contracts.

     - The Enhanced Death Benefit may not be available in all states.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

     (1)  An original certified copy of an official death certificate; or

     (2) An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     (3)  Any other proof satisfactory to us.

================================================================================
10. WHAT OTHER INFORMATION SHOULD I KNOW?
================================================================================

PARTIES TO THE CONTRACT

     The Owner. You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     The Annuitant. Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise. If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     The Beneficiary. We pay the death benefit to the primary Beneficiary (unless there are joint Owners in which case proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     Change of Owner, Benficiary or Annuitant. During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     The Sage Variable Annuity Account A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     The Sage Fixed Interest Account A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 969 High Ridge Road, Suite 200, Stamford, CT 06905 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of The Sage Variable Annuity Account A at December 31, 2002 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

    See "Additional Information About Sage Life Assurance of America, Inc. - History and General - Legal Proceedings."

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Audited Financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2002.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

================================================================================
11. HOW CAN I MAKE INQUIRIES?
================================================================================

     You may make inquiries about your Contract by writing or calling us at our Customer Service Center at P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.

================================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
================================================================================

History and General

Sage Life Assurance of America, Inc. ("Sage Life" or the "Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. As will be discussed in more detail in "Management's Discussion and Analysis of Financial Condition and Results of Operations," in December of 2002 the Boards of Directors of the Company and its intermediate and ultimate parents approved plans to suspend the Company's marketing and underwriting activities and to cease all new sales of variable annuity and variable life insurance products effective January 1, 2003. This action was taken due to the inability of the Company and its parents to raise the capital necessary to meet the ongoing needs of the Company. The Company is currently proceeding towards establishing the facilities necessary to administer an orderly "run-off" of the in-force business. This development will be alluded to throughout this Prospectus, and may sometimes be referred to as a "general business retrenchment." One of the consequences of the general business retrenchment relating to the Company's insurance licenses is that in March 2003, the Company was notified by the Insurance Department of the State of North Carolina that its license would be restricted in that state for any new product sales.

The Company is not licensed in New York. However, its wholly owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") had applied to the New York Insurance Department for an insurance license. On February 10, 2003, as a result of the Company's general business retrenchment, the Company and Sage New York withdrew that application and began the process of dissolving Sage New York. Sage New York had not been capitalized.

We are a wholly owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting, non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of such preferred stock for common stock of Sage Life Holdings. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. "Management's Discussion and Analysis of Financial Condition and Results of Operation," and "Financial Statements and Supplementary Data" set forth additional information regarding the current state of affairs with respect to Swiss Re's investment in Sage Life Holdings.

SIGI is a wholly owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977.

Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

The Company operates in one business segment, the variable insurance product market. Products we offered before the general business retrenchment included combination fixed and variable deferred annuities and combination fixed and variable life insurance products. Refer to "Financial Statements and Supplementary Data," for revenues from external customers and a measure of operating results and total assets for the last three years.

Products and Distribution

Before the general business retrenchment, the Company's business strategy had been to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (i) variable accounts--determined by the value of investments held in separate accounts, and (ii) fixed accounts--backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

Our initial marketing focus was to distribute our products through banks and financial planning companies and regional broker-dealers, and then, over the long-term, we intended to expand our distribution channels to include wirehouses. As mentioned above, the Company is no longer marketing or distributing its products.

Since it began marketing its products, Sage Distributors Inc. ("Sage Distributors") has acted as the principal securities underwriter of the Contracts issued by the Company and of shares of its separate accounts. Effective July 24, 2000, the Company entered into a new distribution agreement with Sage Distributors (the "Underwriting Agreement") whereby Sage Distributors was permitted to enter into selling agreements with unaffiliated broker-dealers whose registered representatives sold Sage Life products to the public. The Underwriting Agreement provides that Sage Distributors receives no compensation for providing underwriting services to Sage Life and that the Sage Distributors is responsible for all of its costs in marketing Sage Life products, except for any commissions payable to registered representatives of Sage Distributors. Since Sage Distributors has inadequate revenues with which to fund these marketing and distribution costs, SIGI has historically undertaken to fund these expenses under the terms of an Expense Reimbursement Agreement between SIGI and Sage Distributors. The Company, Sage Distributors and SIGI agreed to amend the Underwriting Agreement and Expense Reimbursement Agreement so that Sage Life would bear, subject to certain limitations, the full costs of Sage Distributors marketing, distribution and overhead costs effective October 1, 2002. This amendment lapsed on December 31, 2002.

The Company has begun the process of forming a subsidiary broker-dealer that would replace Sage Distributors as the principal securities underwriter of the Contracts and of shares of the Company's separate accounts. The Company has undertaken this step due to concerns that Sage Distributors might be unable to satisfy the net capital requirements of a limited purpose broker-dealer as prescribed by United States Securities and Exchange Commission ("SEC") and NASD Rules due to litigation that Sage Distributors is currently involved in. (See "Legal Proceedings" for more details.) If a new broker-dealer is established as a subsidiary of the Company, the Company will be obligated to capitalize it at a level that satisfies the net capital requirements.

The Company's products currently include as investment options four series funds of Sage Life Investment Trust (the "Trust"), a registered management investment company sponsored by the Company. The Trust is managed by Sage Advisors, Inc. ("Sage Advisors"), an SEC-registered investment adviser and a subsidiary of SIGI. In connection with the general business retrenchment, SIGI has determined that it is unable to fund the continuing operating losses that Sage Advisors incurs in connection with its management agreement with the Trust. Accordingly, Sage Life has applied to the SEC for an Order of Substitution allowing it to substitute shares of other registered management investment companies for the shares of the Trust in its products. If the order is granted, the Company will effect the substitution of shares thereby removing all assets of the Trust. This in turn will permit the termination of Sage Advisors' agreement with the Trust and end the operating losses. The Company's application to the SEC is currently pending and therefore the Company has not yet obtained a firm date on which it can effect the substitution of shares.

Rating Agencies

The Company's financial ratings are important in its ability to accumulate and retain assets. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its Contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products.

The Company's ratings have been downgraded several times over the past year by the rating agencies. There can be no assurances that the rating agencies will not lower the Company's ratings further. Contact your registered representative or write or call the Company at its Customer Service Center for more information.

Competition

Before the general business retrenchment, we were engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual and other types of insurers in the life insurance business in the United States, of which approximately 230 write variable products business. A substantial number of these entities are significantly larger than us. We are one of the few life insurers confining our activities to separate account variable insurance products.

Employees

At December 31, 2002, we had 70 salaried employees. Many of these employees also perform duties for affiliated companies. The salary obligations for these employees are shared amongst us and these companies according to the terms of a Cost Sharing Agreement that has been filed with, and approved by, the Delaware Insurance Department. After scheduled staff retrenchments discussed in more detail below, we had 26 salaried employees as of April 9, 2003. The Company plans to keep its remaining staff to effect the phased implementation of general business retrenchment activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a group required to efficiently manage the administration of the Company's in-force business during run-off.

We had previously maintained our corporate offices in space leased by SIGI. On March 10, 2003, SIGI executed a lease termination agreement with its landlord to terminate its current lease and cancel all future rental obligations with effect from April 15, 2003. The Company relocated to alternative offices effective April 15, 2003, under a monthly renewable operating agreement. The Company's principal offices are now located at 969 High Ridge Road, Stamford, CT 06905.

Legal Proceedings

As of the date of this filing, neither the Company nor its subsidiary are involved in any lawsuits. However, a former external wholesaler of Sage Distributors, an affiliated company, has challenged his termination in an arbitration claim brought before the NASD. The claim alleges that Sage Distributors breached a provision of his contract providing for an additional 18 months' of guaranteed compensation, and that it defamed him by stating in a Form U-5 that he was terminated for "lack of production." The wholesaler sought, and received, an ex parte prejudgment remedy in the amount of $1 million from a Connecticut state court; the prejudgment remedy attaches the assets of Sage Distributors (and amounts owed to Sage Distributors by the Company and SIGI) to be maintained until the NASD arbitration panel issues its award. The $1 million includes $500,000 for defamation, $234,776 for contract damages, and $265,224 for punitive damages and attorneys' fees.

Sage Distributors exercised its right to challenge the prejudgment remedy. After a two-day evidentiary hearing, the parties submitted briefs on February 7, 2003. To date, no decision has been issued. Sage Distributors has filed an appearance and an answer in the NASD action. For the purpose of the court action (with respect to the prejudgment remedy), Sage Distributors conceded that the court could issue a prejudgment remedy for $22,917, the amount of the wholesaler's monthly guarantee for one month, which Sage Distributors argues is all he would be owed even if he established he was terminated without cause. Neither we nor NASD Dispute Resolution nor the Connecticut court have made any determination as to whether the Company would be liable for any judgment against Sage Distributors.

Market for the Registrant's Common Equity and Related Stockholder Matters All of the Company's outstanding shares are owned by Sage Life Holdings. The Company did not pay any dividends to its parent in 2002, 2001 and 2000.


                             SELECTED FINANCIAL DATA

The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data." All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2002 presentation.


                                                   Years Ended December 31
                                   ----------------------------------------------------------------------
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
Statement of Operations Data
Revenues:
   Net investment income           $  1,534,629   $ 2,108,497   $1,888,172    $1,290,196    $1,243,522
   Realized capital gains            (1,232,740)        14,088             -             -             -
   Administrative service fees            50,663        39,260        49,940        37,671             -
   Contract charges and fees             650,853       108,986         3,979           861             -
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
Total revenues                         1,003,405     2,270,831     1,942,091     1,328,728     1,243,522

Benefits and expenses:
   Contract owner benefits             1,284,163     1,078,918       490,964             -             -
   Acquisition expenses                  647,466      (50,182)             -             -             -
   Goodwill amortization expense                       217,378       234,468       234,468       548,818
                                       1,427,535
   General & administrative           13,614,804     8,303,361     5,969,108     5,521,186     1,263,678
   expenses
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
Total benefits and expenses           16,973,968     9,549,475     6,694,540     5,755,654     1,812,496
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------

Loss before cumulative effect
   adjustment                       (15,970,563)   (7,278,644)   (4,752,449)   (4,426,926)     (568,974)

Cumulative effect adjustment for
  change in accounting for                     -             -             -   (4,269,488)             -
  development costs


                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
Net loss                           $(15,970,563)  $(7,278,644)  $(4,752,449)  $(8,696,414)  $ (568,974)
                                   ======================================================================
                                   ======================================================================

Written premiums (1):
   Gross                            $86,752,785   $68,900,272   $21,109,921   $   79,942    $        -
   Reinsurance
   - Current Year (2)               (67,863,858)  (39,969,620)  (14,106,155)       (4,200)             -
   - Retroactive (3)                 (9,312,250)             -             -             -             -
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
   Net                              $ 9,576,677   $28,930,652   $7,003,766    $   75,742    $        -
                                   ======================================================================
                                   ======================================================================

Balance Sheet Data
Total assets                        $166,005,673 $114,237,585   $54,726,227   $31,736,580   $36,542,531
                                   ======================================================================
                                   ======================================================================

Total liabilities                  $144,115,088   $82,330,012   $22,209,130   $  233,435    $   70,474
                                   ======================================================================
                                   ======================================================================

Total stockholder's equity          $21,890,585   $31,907,573   $32,517,097   $31,503,145   $36,472,057
                                   ======================================================================

(1) Under accounting principles generally accepted in the United States, premiums from the types of products sold by the Company are not reported as revenue.

(2) In 2000, the Company entered into a multi-year modified coinsurance agreement whereby a significant portion of the Company's variable insurance business is ceded to Swiss Re on a quota share basis. This arrangement is more fully described in the "Reinsurance" subsection below. In addition, the Company has entered into reinsurance arrangements that reinsure certain mortality risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees.

(3) During the first quarter of 2002, the Company's reinsurance agreement with Swiss Re was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. This retroactive amendment resulted in a reduction of written premium, contract charges and contract owner benefits relating to such previously issued contracts of approximately $9,312,250, $8,000 and $5,000, respectively, for the quarter ended March 31, 2002.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and "Selected Financial Data."

Results of Operations

Contract owners pay us contract charges and fees, while the managers of the funds available as investment options in our Contracts (the "Fund Managers") pay us administrative fees. These administrative fees, and most of the charges received from Contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual Contract charges we receive from Contract owners are flat fees assessed on each Contract's anniversary date. Consequently, the aggregate amount of these fees received by the Company also varies according to the number of Contracts in force during the course of the year.

Prior to June 30, 2000, the Company sold a limited number of Contracts as it focused most of its efforts on obtaining strong ratings from rating agencies and developing the staff, systems and other elements necessary to begin underwriting and marketing activities. Although gross premiums continued to show significant growth through December 31, 2002 when compared to the levels of the prior year, they remained well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income has continued to represent a significant portion of the Company's revenues. Net investment income includes interest earned on the Company's general account assets and assets in the fixed sub-accounts of the separate account. The decrease in net investment income is primarily attributable to the fall in assets in the general account and the fixed sub-accounts as well as a decline in yields on short-term investments.

The Company's net income for the year ended December 31, 2002 was adversely impacted by realized losses on certain fixed maturity investments and impairment losses on seed capital investments of approximately $1.2 million. In addition, the Company incurred a charge of $1.4 million representing the impairment of goodwill as a result of the decision to discontinue business activities.

The trend of increasing general and administration expenses over the five-year period ended December 31, 2002 reflects the Company's implementation of its business strategy and the establishment of an operational infrastructure to support the growth estimates in the Company's business plan. In light of capital considerations discussed below, the Company initiated cost curtailment initiatives in April 2002 to minimize operating expenses. However, general and administrative expenses for the year ended 2002 include, among other things, certain costs of discontinuing business operations, including as discussed below, non-recurring staff termination and other exit related costs of approximately $4.0 million. Additionally, marketing and distribution costs of approximately $1.6 million were incurred during the fourth quarter of 2002 as a result of the amendment to the Underwriting Agreement with Sage Distributors that is discussed in more detail in "Products and Distribution."

On December 17, 2002, the Board of Directors approved plans to suspend all sales, marketing and distribution activities, the closure of the Trust, and the termination of all staff not required to administer the run-off of Sage Life's in-force Contracts. Effective January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales. As a result, the Company's entire internal and external wholesaling and marketing staff were terminated in mid-January 2003. The Company plans to retain its remaining staff to effect the phased implementation of business discontinuance activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a number appropriate for the efficient administration of the run-off of the in-force business. General and administrative expenses for the year ended December 31, 2002 include non-recurring charges of approximately $4.0 million for involuntary termination benefits and other exit related costs.

We do not currently reflect the benefits of deferred federal income taxes in our results.

Liquidity and Capital Resources

Funding of Cash Needs: Since the beginning of 1997, and until the general business retrenchment, the Company's primary cash needs have been for the funding of the distribution of its insurance products and the establishment and maintenance of related infrastructure. This included, among other things, creating and licensing innovative products, developing and maintaining a marketing and distribution franchise to sell the insurance products through retail broker-dealers, and establishing technological and operational platforms necessary to support the development and growth of the business. These cash needs were met primarily through capital contributions from Sage Group, the funding of commission and acquisition expenses through a modified coinsurance arrangement with Swiss Re, issuance of preferred and common stock in Sage Life Holdings to Swiss Re, and through interest income on the invested assets of the Company's general account.

During the second quarter of 2001, management determined that the cash needs of the Company and the maintenance of its capital commitments to Swiss Re and the Michigan Insurance Department discussed in more detail in the next section could not be met solely by the methods mentioned above. Sage Group has been, and is currently, prohibited under South African currency control regulations from utilizing funds raised in South Africa for the Company's cash needs, other than with funds raised through capital issues denominated in currencies other than the South African rand. Furthermore, Sage Group's ability to issue stock outside of South Africa has been hindered by a severe devaluation of the South African rand relative to the United States dollar and a decrease in its stock price reflective of a general decline of financial services stocks in South Africa and elsewhere. Consequently, Sage Group has not issued new securities in the international markets to provide for the cash needs of the Company.

During the fourth quarter of 2001, Sage Group announced a search for a strategic partner to fund its U.S. interests in the face of continued currency and equity market weakness and appointed a regional investment bank to assist with the process. This capital raising effort was accompanied by expense containment programs that were initiated during the first quarter of 2002 to conserve working capital within Sage Life. Sage Group accelerated its capital-raising efforts in August 2002 by appointing Merrill Lynch to explore transactions involving a number of alternative strategic approaches, including financing of cash needs through a strategic partnership or the outright sale of Sage Group's interests.

Although a number of interested parties were identified, Sage Group was unable to secure the necessary capital to sustain the Company's new business activities due, in part, to prolonged weak global capital markets and the negative sentiment that has severely impacted the life insurance sector. Accordingly, as described above in Results of Operations, on December 17, 2002, the Boards of Directors of Sage Group, SIGI and Sage Life approved the general business retrenchment plans. Thereafter, on January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales of the insurance products.

Capital Commitments: In 1997, pursuant to a commitment to the Michigan Insurance Department in connection with the Company's application to renew its insurance license in that state, the statutory capital and surplus of the Company was increased to $25 million by a capital contribution from Sage Group. In 1998, Sage Life Holdings further committed to maintaining this $25 million level of capital and surplus pursuant to the terms of a Preferred Stock Purchase Agreement ("Preferred Stock Agreement") with Swiss Re.

Initial projections management had developed indicated that the Company would require additional capital during the first quarter of 2003 to enable it to maintain its $25 million commitments to Michigan and Swiss Re. Based on these projections, Sage Group began the capital raising exercise discussed in more detail in the prior section. However, events in the six months ended June 30, 2002, including the diminution in the value of the Company's holdings in two formerly highly-rated debt securities, lower than projected levels of asset based fees due to depressed equity markets, lower than projected sales levels, and a slower reduction in expenses than anticipated - all contributed to higher than expected net cash outflows and a faster than projected reduction in capital levels. As a result, the Company's statutory capital and surplus fell below $25 million during the third quarter of 2002.

Under the terms of the original Preferred Stock Agreement with Swiss Re, if the Company's statutory-basis capital and surplus fell below $25 million and remained uncured for 60 days then, subject to obtaining regulatory approval, each share of Swiss Re preferred stock would be entitled to a number of votes sufficient to provide preferred shareholders a majority of the voting interest in Sage Life Holdings, the Company's direct parent. In response to the developments noted above, Sage Group conferred with Swiss Re and on September 30, 2002 reached an agreement to amend certain terms of the Preferred Stock Agreement. The required minimum level for the Company's statutory capital and surplus was reduced from $25 to $20 million, subject to the elimination of any cure rights with respect to the new minimum capital level. In addition, Swiss Re also agreed to defer the December 31, 2002 dividends payable (by Sage Life Holdings) with respect to its preferred shares until the earlier of June 30, 2003 or the closing of any material financing or sale of any material component of the Company's business. Further, Swiss Re and Sage Group agreed that Swiss Re would remain actively involved in Sage Group's capital raising activities and be consulted on material decisions affecting the Company's business.

The Company's statutory capital and surplus at December 31, 2002, stood at approximately $8.6 million, after making provision of approximately $12.7 million for certain non-recurring charges arising from the Company's decision to discontinue new business activities. These non-recurring reserves have been established in accordance with statutory accounting principles prescribed by the state of Delaware. They comprise $7.7 million for asset adequacy analysis liabilities related primarily to anticipated future run-off expenses projected to be incurred by the Company over the next twenty years and $5.0 million for involuntary termination benefits and other exit-related costs. By letter dated March 18, 2003, the Delaware Insurance Department approved the additional statutory reserves for future run-off expenses. Under accounting principles generally accepted in the United States, the Company's total stockholder equity at December 31, 2002 was approximately $21.9 million.

Given this decline in the Company's statutory-basis capital and surplus, then subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Agreement to assume voting control of Sage Life Holdings. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option. However, Swiss Re is working with the Company to develop and implement plans for the efficient and effective administration of existing Contract owner service obligations during run-off.

Officials in the Company Regulation Bureau of the Delaware Insurance Department, the Company's primary state regulator, have been made aware of these developments. Management also contacted officials in the Company Regulation Bureau of the Michigan Insurance Department to inform them that our statutory capital and surplus had fallen below $25 million, as committed to them, and of our capital-raising initiatives. The Michigan Insurance Department has not restricted the Company's license. Management continues to keep both the Insurance Departments of Delaware and Michigan apprised of the Company's financial condition.

Management maintains its belief that the Company has adequate capital resources to meet its Contract benefit and servicing obligations to existing Contract holders. Additionally, Contract holder investments are fully funded and held in a separate account and protected from the general creditors of the Company. The death benefit and other guaranteed rider features in the Company's products have been reinsured with highly-rated reinsurers.

Reinsurance

At the date of issue, the Company's variable insurance Contracts result in a net cash outflow in that 100% of Contract owner premiums received by the Company are invested in separate accounts supporting the Contracts, leaving a cash strain caused by the payment of commissions and other policy acquisition expenses. In 2000, the Company entered into a multi-year quota share modified coinsurance agreement (the "Modco Agreement") with Swiss Re under which the Company ceded a significant portion of its variable insurance business to Swiss Re. Depending on the product, the Company has ceded to Swiss Re between 65% to 81% of Contract revenues and related expenses in return for an expense allowance from Swiss Re that substantially covered commission and other Contract acquisition costs. The Modco Agreement provided the Company with additional capacity by funding our cash flow strain from new business.

During 2002 and 2001, the Company ceded premiums including amounts relating to guaranteed benefits of $77,170,000 and $39,970,000,respectively. Contract charges and fees for 2002 and 2001 are net of $883,000 and $230,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $6,000 and $123,000 ceded to Swiss Re in 2002 and 2001, respectively.

During the first quarter of 2002, the Modco Agreement was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. The amendment resulted in reductions of written premium, Contract charges and Contract owner benefits of $9,312,250, $8,000, and $5,000, respectively, relating to the prior year. Excluding the aforementioned retroactive effects of the amendment, premiums, contract charges and fees and Contract owner benefits ceded to Swiss Re were $67,564,000, $875,000 and $1,000, respectively, for the year ended December 31, 2002, compared with $39,816,000, $230,000 and $123,000 for the year ended December 31, 2001.

In addition, the Company has entered into reinsurance arrangements that reinsure certain risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees. The Company uses only highly rated reinsurance companies to reinsure these risks. Reinsurance does not relieve the Company from its obligations to Contract owners. The Company remains primarily liable to the Contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts that, together with interest on such reserves computed annually at certain assumed rates, are estimated to be sufficient to meet our Contract obligations at their maturities or in the event of the covered person's death. As discussed above, the Company has established a reserve for asset adequacy analysis liabilities related primarily to anticipated future run-off expenses over the next twenty years.

Critical Accounting Policies

We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance, and unearned revenue over the life of our Contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future Contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the Contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the Contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2002, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of Contracts in force.

The Company revised its assumptions about future lapse experience at December 31, 2002 to reflect the anticipated Contract holder behavior resulting from the Company's decision to discontinue new business activities. This revision in future assumptions had an immaterial effect on DAC as at December 31, 2002.

Investments

Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds in Sage Life Investment Trust.

Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards Contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2002, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities, as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption at January 1, 2001.

On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2002, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets, agreements and arrangements, as well as dividend payments from insurance subsidiaries, may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: (i) regulation of insurance; (ii) company solvency; (iii) employee benefit regulation; (iv) tax law changes affecting the taxation of insurance companies;
(v) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and (vi) privacy protection initiatives.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk

At December 31, 2002, we held in our general account $13,135,718 of fixed maturity securities that are sensitive to changes in interest rates. Pursuant to the Company's investment policy, all fixed maturity investments are held in investment grade corporate securities, government agency or U.S. government securities. We determine the sensitivity of the fair value of our fixed maturity portfolio based on increases or decreases in interest rates. The effects of an increase or decrease of 100 and 200 basis points ("bps") on the fair value of our fixed maturity general account portfolio at December 31, 2002 are:


---------------------------- --------------- -------------- --------------- --------------- ---------------
                                -200 bps       -100 bps       Fair value       +100 bps        +200 bps
---------------------------- --------------- -------------- --------------- --------------- ---------------
---------------------------- --------------- -------------- --------------- --------------- ---------------
General Account                 $13,950,977   $13,538,972      $13,135,718     $12,769,553     $12,405,398

---------------------------- --------------- -------------- --------------- --------------- ---------------

In addition, the Company's deferred annuity and life insurance products offer a fixed option which also subjects the Company to interest rate risk. These fixed options provide interest rate guarantees to Contract holders for periods extending up to 10 years. At December 31, 2002, there was $21,749,426 of fixed maturity securities held in the separate account in support of fixed accounts. Pursuant to the Company's investment policy, all fixed maturity investments consist of investment grade corporate, mortgage-backed and asset-backed securities. The effects of an increase or decrease of 100 and 200 bps on the fair value of the fixed maturity separate account portfolio at December 31, 2002 are:

---------------------------- --------------- -------------- --------------- --------------- ---------------
                                -200 bps       -100 bps       Fair value       +100 bps        +200 bps
---------------------------- --------------- -------------- --------------- --------------- ---------------
---------------------------- --------------- -------------- --------------- --------------- ---------------
Mortgage-backed                  $2,973,126     $2,875,646      $2,754,014     $2,596,042       $2,415,433


---------------------------- --------------- -------------- --------------- --------------- ---------------
---------------------------- --------------- -------------- --------------- --------------- ---------------
Other securities
                                 19,883,422     19,420,626      18,995,412      18,594,093      18,209,136
---------------------------- --------------- -------------- --------------- --------------- ---------------
---------------------------- --------------- -------------- --------------- --------------- ---------------
Total Fixed Account             $22,856,548    $22,296,272     $21,749,426     $21,190,135     $20,624,569
---------------------------- --------------- -------------- --------------- --------------- ---------------

In accordance with the terms of our products, Contract owner withdrawals or transfers to variable investment options before the end of the guarantee period subject the Contract owner to a market value adjustment ("MVA"). In the event of a rising interest rate environment, which makes the fixed maturity securities underlying the guarantees less valuable, the MVA could be negative. Conversely, in a declining interest rate environment, which increases the fair value of fixed maturity securities underlying the guarantees, the MVA could be positive.

The increase or decrease in the value of the fixed option resulting from the MVA should substantially offset the increase or decrease in the market value of the securities underlying the guarantees. The Company maintains asset/liability matching procedures designed to achieve this offset. However, the Company still takes on the default risk for the underlying securities, the interest rate risk of reinvestment of interest payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity risks.

Equity Market Risk

The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold. Various fees and charges earned by the Company are substantially derived as a percentage of the market value of the assets under management. In a sustained equity market decline, this income would be reduced because the value of assets under management would be reduced. The impact would be compounded if the market decline led to an increase in surrenders or withdrawals. In addition, a prolonged equity market decline would result in adjustments to the carrying value of deferred acquisition costs and deferred gain on modified coinsurance. The estimated impacts, net of reinsurance, from each of these sources to annual profit next year of an immediate uniform 10% and 20% increase or decrease in variable funds are:

    ------------------------------------------ ---------------- -------------- -------------- --------------
                                                    -10%            -20%           +10%           +20%
    ------------------------------------------ ---------------- -------------- -------------- --------------
    ------------------------------------------ ---------------- -------------- -------------- --------------
    Contract Charges                                 (282,763)      (565,527)    282,763        565,527

    ------------------------------------------ ---------------- -------------- -------------- --------------
    ------------------------------------------ ---------------- -------------- -------------- --------------


    Mutual Fund Revenue
                                                      (68,391)      (136,783)     68,391         136,783
    ------------------------------------------ ---------------- -------------- -------------- --------------
    ------------------------------------------ ---------------- -------------- -------------- --------------
    Seed Capital
                                                      (75,900)      (151,800)     75,900         151,800
    ------------------------------------------ ---------------- -------------- -------------- --------------
    ------------------------------------------ ---------------- -------------- -------------- --------------
    Impact to DAC, bonus credits,
      Sales inducements and Deferred Gain             169,717      339,435      (169,717)      (339,435)
    ------------------------------------------ ---------------- -------------- -------------- --------------
    ------------------------------------------ ---------------- -------------- -------------- --------------
    Total Impact to Profits                          (257,337)    (514,674)      257,337        514,674

    ------------------------------------------ ---------------- -------------- -------------- --------------

Deferred acquisition costs, bonus credits and sales inducements and deferred gains on modified coinsurance are determined using a long-term expectation of variable Contract holder fund performance. The impact of a revision in our expectation of future performance by 100 bps or 200 bps has very little effect as the following table illustrates:

------------------------------ ---------------- --------------- -------------- ---------------- --------------
                                    -200             -100          Current          +100            +200
------------------------------ ---------------- --------------- -------------- ---------------- --------------
------------------------------ ---------------- --------------- -------------- ---------------- --------------
DAC, Bonus Credits, Sales &
 Inducements and Deferred Gain   $1,546,030      $1,553,560      1,561,004      1,568,163        1,576,015
------------------------------ ---------------- --------------- -------------- ---------------- --------------

Another equity market exposure for the Company relates to the ancillary benefits available to Contract owners in the form of guaranteed minimum death benefit, guaranteed minimum account balance benefit, and guaranteed minimum income benefit features. The Company's risks from these ancillary benefit features increases as variable Contract holder investments decline. Conversely, the Company's exposure to earnings enhancement benefits increases as variable contract holder investments increase. The Company has entered into reinsurance arrangements that reinsure the risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees. These reinsurance arrangements are subject to certain caps and limitations. Even under a range of substantially adverse mortality scenarios, the Company believes that its net exposure to these risks is immaterial at December 31, 2002.


DIRECTORS AND OFFICERS



The following are the Directors and Executive Officers of the Company:


                               Position with Sage,
        Name, Age               Year of Election          Other Principal Positions for Past Five Years
--------------------------- ------------------------- -------------------------------------------------------

Robin I. Marsden, 37        Director, January 1997        President and Trustee, Sage Life Investment Trust,
                            to present; President         July 1998 to present; Director, Sage Distributors,
                            and Chief Executive           Inc., January 1998 to August 2001 and February 2002
                            Officer, February 1998        to present; President, Sage Distributors, Inc.,
                            to present                    February 2002 to present; Director, January 1997 to
                                                          present, President and Chief Executive Officer, February 1998
                                                          to present, Sage Insurance Group, Inc.;  Director, President and CEO, Sage Advisors, Inc., 1998 to present; Director
                                                          and Chief Executive Officer, Sage Life (Bermuda), Ltd., June
                                                          2000 to present. Sage Life Limited, Director, December
                                                          1994 to present; Sage Life Holdings Limited, Director, December
                                                          1994 to May 2001; Sage Unit Trusts Limited, Director, December
                                                          1994 to present; Sage  Group Limited, Director, May 2001 to present.

H. Louis Shill, 72          Director,  January  1997      Chairman,   Sage  Life  Assurance  of  America,   Inc.
                            to   present;   Chairman      January  1997  to  February   1998;   Chairman,   Sage
                            December 2001 to present      Insurance  Group,   Inc.,  January  1997  to  present;
                                                          Founder,   Chairman,   Sage  Group  Limited,  1965  to
                                                          present.

Paul C. Meyer, 50           Director,  January  1997      Partner,  Clifford  Chance  US LLP,  1986  to  present
                            to April 16, 2003*            (formerly,  Rogers & Wells, and Clifford Chance Rogers
                                                          & Wells).

Richard D. Starr, 58        Director,  January  1997      Chairman  and  Chief  Executive   Officer,   Financial
                            to April 16, 2003*            Institutions  Group,  Inc.,  October  1978 to present;
                                                          Vice  Chairman  and  Director,   ABN  Amro   Financial
                                                          Services, Inc., 1997 - 2002.

Dr. Meyer Feldberg, 61      Director, January 2000        Dean/Professor, Columbia University Graduate School
                            to April 16, 2003*            of Business, July 1989 to present; Director of
                                                          Revlon, Inc.,  Federated Department Stores,  Primedia,
                                                          Sappi Ltd., Select Medical, and UBS Funds.

John A. Benning, 68         Director,  April 2000 to      Senior Vice  President  and General  Counsel,  Liberty
                            April 16, 2003*               Financial  Companies,  1986 to December 1999; Director
                                                          of ICI Mutual Insurance Company and T.T. International
                                                          U.S.A. Feeder Trust; Trustee, Liberty All-Star Equity Fund
                                                          and Liberty All-Star Growth Fund (both closed-end funds
                                                          listed on NYSE), October 2002 to present.

Donald C. Waite, III, 61    Director,   May   2002  to    Director,  Executive  in  Residence  Program,  Columbia
                            April 16, 2003*               University  Graduate School of Business,  February 2002
                                                          to present;  McKinsey and Company,  Director and Senior
                                                          Partner,   1966  to  February  2002;  Presstek,   Inc.,
                                                          Director;   The  Guardian  Life  Insurance  Company  of
                                                          America, Director.

Mitchell R. Katcher, 49     Director,   December  1997    Vice President,  Sage Life Investment  Trust, July 1998
                            to     present;     Senior    to present; Director, Sage Distributors,  Inc., January
                            Executive  Vice  President    1998 to August 2001;  Treasurer,  July 1997 to December
                            and  Chief   Actuary   May    2001;  Director and Senior  Executive  Vice  President,
                            1997  to  present;   Chief    December 1997 to present,  Sage Insurance Group,  Inc.;
                            Operating         Officer,    Director,  Executive  Vice President and Chief Actuary,
                            January 2003 to present       Sage Life  (Bermuda),  Ltd., May 2000 to present;  Sage
                                                          Life  Assurance  of  America,   Inc.,  Chief  Financial
                                                          Officer, May 1997 to October 2000.

Nancy F. Brunetti, 40       Executive Vice  President,    Executive  Vice  President  and  Chief   Administrative
                            Operations                    Officer,  Sage  Insurance  Group Inc.,  January 2001 to
                                                          present; Consultant, NFB Consulting, January 2000 to
                                                          December 2000; Executive Vice President and Chief
                                                          Operating Officer, January 1998 to  December 1999 and
                                                          Senior Vice President January 1996 to  December 1997,
                                                          American Skandia Life   Assurance Corporation;
                                                          Sage Life Assurance of  America, Inc., Executive Vice
                                                          President and Chief Administrative  Officer, January 2001
                                                          to December 2002.

Terry Eleftheriou, 43       Executive  Vice  President    Executive  Vice  President & Chief  Financial  Officer,
                            &     Chief      Financial    Sage  Insurance  Group,  Inc.,  August 2002 to present;
                            Officer,  August  2002  to    Senior  Vice  President  -  Finance,  American  General
                            present                       Corporation,  June  2000  to  September  2001;  Ernst &
                                                          Young,  Insurance  Industry  Services,  January 1985 to
                                                          May 2000.

All entities listed above with "Sage" in their name are affiliates of Sage Life. All entities listed above not having "Sage" in their names are not affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

* In connection with the general business retrenchment of the Company, Messrs. Meyer, Starr, Feldberg, Benning, and Waite (the "outside directors") are resigning as directors of the Company as of April 16, 2003. The outside directors are not executives of the Company or of any of its affiliates. The Company is not required by federal securities or state insurance law to have independent or outside directors on its Board. Nevertheless, the change in the Board composition will be reported to the Delaware Insurance Department and other state insurance departments as required by their regulations. The consensus of the Board, including the outside directors, was that the resignation of the outside directors was in the best interest of the Company given the Company's run-off status and the resulting material cost savings to the Company.


Executive Compensation

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                   Other Annual         All Other
   Name and Principal Position       Year         Salary            Bonus        Compensation (1)    Compensation (2)
---------------------------------- ---------- ---------------- ---------------- ------------------- -------------------
---------------------------------- ---------- ---------------- ---------------- ------------------- -------------------

Robin I. Marsden                     2002          $430,000         $240,000           $ 21,000          $ 25,600
(President & CEO)                    2001          390,750           108,800             17,850           132,179
                                     2000          354,750           100,000             17,850           119,399


Mitchell R. Katcher                  2002          $345,625          $162,500            $ 21,000          $19,458
(Sr. EVP, COO  & Chief Actuary)      2001           318,750          150,000              17,850           20,535
                                     2000           293,750          137,500              17,850           17,824

Nancy F. Brunetti                    2002          $295,250        $ 140,500            $ 21,000          $16,001
(EVP, Operations)                    2001           279,500           34,375                 -             31,000

Terry Eleftheriou                    2002          291,017(3)      $      0             $    0            $   0
 (EVP & Chief Financial Officer)

Lincoln B. Yersin  (4)               2002          $ 33,833        $   25,000           $   3,552        $   0
(Former EVP Marketing)               2001           199,750           150,000              17,850          3,124
                                     2000           186,250           150,000              13,300         47,191


Jeffrey Gordon (5)                   2002          $ 107,250       $   83,000           $ 9,319*         $    0
(Former Sr.V.P. CFO)                 2001            205,250           40,000             4,528*            100,229



* These amounts were forfeited due to non-vesting upon employment termination.

(1) Represents amounts credited to executives under a SIGI sponsored money-purchase, defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers:

      Mr. Marsden: 2002, $24,150 - contribution to non-qualified retirement plan, $1,450 - tax return preparation services; 2001, $23,179 -- contribution to non-qualified retirement plan, $109,000 deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 -- contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus.

      Mr. Katcher: 2002 - $15,291 contribution to non-qualified retirement plan, $4,167 contribution to non-qualified retirement plan in lieu of employee benefit; 2001, $20,535 -- contribution to non-qualified retirement plan; 2000, $12,994 -- contribution to non-qualified retirement plan, $4,830 -- contribution to non-qualified plan in lieu of employee benefit.

      Mr. Yersin: 2002, $27,721 - pay-out of paid-time-off benefit; 2001, $3,124 -- contribution to non-qualified retirement plan; 2000, $47,191 -- moving expenses.

     Mr. Gordon: 2002, $2,264 contribution to non-qualified plan, $38,769 - moving expenses, $17,290 pay-out of paid-time-off benefit; 2001, $43,750 -- recruitment bonus, $5,736 -- contribution to non-qualified retirement plan; $62,880 -- moving expenses.

     Ms. Brunetti: 2002, $10,001 - contribution to non-qualified retirement plan, $6,000 commuter allowance; 2001, $25,000 -- recruitment bonus, $6,000 -- commuter allowance.

(3) Mr. Eleftheriou's salary is comprised of $75,807 reported on Form W-2 as employee compensation, and $215,210 reported on Form 1099 pursuant to his consulting contract with the Company.

(4) Mr. Yersin's employment with the Company terminated February 27, 2002.

(5) Mr. Gordon's employment with the Company terminated June 28, 2002.

Employment Contracts.

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination): (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause. This provision was amended by letter dated November 11, 2002, to include "material reduction in compensation" as a triggering event.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination):
(i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that unvested allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest; and (iii) by letter dated September 15, 2002, amending the employment agreement, guaranteeing a proportionate bonus up to the point of termination based on his most recent annual performance bonus. . In addition, pursuant to a "change of control" provision, if during the twelve months following such change of control there is a material reduction in Mr. Katcher's responsibilities, or a material reduction in his compensation, or a required job relocation or assignment beyond specified areas, then Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause. . In addition, by letter dated September 15, 2002, Mr. Katcher is guaranteed a "capital raising success and retention bonus" of not less than $14,687.50 per month for 12 months following the successful closing of a capital raising effort.

Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business. The December 21, 2000 agreement was updated by letter dated June 10, 2002, wherein Ms. Brunetti's annual compensation was reset and a change of control provision was added. Pursuant to the change of control provision, if within the twelve months following the change of control Ms. Brunetti's employment is terminated, or if there is a material reduction in her responsibilities without her consent causing her to terminate her employment, she is guaranteed 12 monthly payments of her then monthly salary and a proportionate bonus up to the date of termination based on her most recent bonus. By letter dated December 17, 2002, the Company guaranteed severance pay and various insurance protection benefits for a period of 12 months.

Mr. Eleftheriou was appointed Chief Financial Officer by a consulting agreement dated June 20, 2002. The Board subsequently ratified this appointment in August of 2002. Thereafter, Mr. Eleftheriou and the Company entered into an Employment Agreement dated November 1, 2002, effective until April 30, 2003, unless extended by the parties pursuant to terms prescribed in the agreement. Among other things, the agreement provides for Mr. Eleftheriou's title and duties with the Company (and SIGI); guarantees his access to committees and persons necessary for him to fulfill his professional obligations and duties under the agreement; sets forth his remuneration and provides for certain customary benefits; and provides for the covering or reimbursement of certain expenses in consideration of Mr. Eleftheriou's residence in Houston. The agreement provides for the extension of salary and benefits for a period of 26 weeks if the Company terminates Mr. Eleftheriou's employment while the agreement is in force or declines to extend employment pursuant to the prescribed terms. If the Company makes an offer to extend employment, the terms of which are at least as favorable as those prescribed in the agreement (and which also include relocation from Houston), and Mr. Eleftheriou declines to accept the offer, then the agreement terminates with no extension of salary. Mr. Eleftheriou may terminate the agreement and his employment and be entitled to 26 weeks of continued salary and benefits for reasons stipulated in the agreement, including substantial changes in his position, failure of the Company to comply with the terms of the Agreement, failure of the Company to implement policies, programs or systems he deems necessary, material reduction in his salary and change of control provisions.

Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

Mr. Gordon resigned June 28, 2002. Prior to his resignation, Mr. Gordon and SIGI were parties to an agreement dated September 11, 2000. The agreement provided for Mr. Gordon's title and duties with SIGI and the Company, set forth his initial annual remuneration, and provided that such remuneration will be reviewed on an annual basis. The agreement also provided that Mr. Gordon was eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provided that he be eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provided that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provided for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2002, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002.

Directors' Compensation.

Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr, Benning and Waite are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, Waite and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

Certain Relationships and Related Transactions

Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance US L.L.P. Since 1997, the Company has retained Clifford Chance US L.L.P., and its predecessor firms, Clifford Chance Rogers & Wells, and Rogers & Wells, to provide legal counseling to the Company.


                          AUDITED FINANCIAL STATEMENTS
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                         Report of Independent Auditors

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, during 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

                                                           /s/ Ernst & Young LLP

Hartford, CT
March 21, 2003

                      Sage Life Assurance of America, Inc.

                           Consolidated Balance Sheets

                                                                                   DECEMBER 31
                                                                             2002                 2001
                                                                       --------------------------------------
ASSETS
Investments:
   Fixed maturity securities available for sale (amortized cost:       $      13,135,718    $      13,652,254
     2002- $12,476,000; 2001 - $13,486,000)
   Equity securities, at fair value (cost: 2002 - $759,000; 2001 -               759,000            1,097,000
     $1,082,000)
                                                                       --------------------------------------
Total investments                                                             13,894,718           14,749,254

Cash and cash equivalents                                                      9,281,625            9,383,386
Accrued investment income                                                        202,979              252,983
Receivable from affiliates                                                             -            1,081,710
Reinsurance receivables                                                                -              746,661
Deferred acquisition costs                                                     3,063,793            2,569,876
Intangible assets                                                              4,348,765            5,776,300
Other assets                                                                     929,220              794,834
Separate account assets                                                      134,284,573           78,882,581
                                                                       --------------------------------------
Total assets                                                           $     166,005,673    $     114,237,585
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Deferred gain from modified coinsurance                             $       2,301,897    $       1,283,790
   Payable to affiliate                                                          429,954                    -
   Reinsurance payables                                                          851,368                    -
   Unearned revenue                                                               23,951                6,024
   Deferred federal income taxes                                                 346,007               60,807
   Accrued expenses and other liabilities                                      5,877,338            2,096,810
   Separate account liabilities                                              134,284,573           78,882,581
                                                                       --------------------------------------
Total liabilities                                                            144,115,088           82,330,012

Stockholder's equity:
   Common stock, $2,500 par value, 1,000 shares authorized, issued
     and outstanding                                                           2,500,000            2,500,000
   Additional paid-in capital                                                 56,337,754           50,937,804
   Deficit                                                                   (37,618,830)         (21,648,267)
   Accumulated other comprehensive gain                                          671,661              118,036
                                                                       --------------------------------------
Total stockholder's equity                                                    21,890,585           31,907,573
                                                                       --------------------------------------
Total liabilities and stockholder's equity                             $     166,005,673    $     114,237,585
                                                                       ======================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Operations

                                                                       YEAR ENDED DECEMBER 31
                                                              2002              2001              2000
                                                        ---------------------------------------------------
REVENUES
Net investment income                                   $      1,534,629    $   2,108,497    $    1,888,172
Realized capital (losses) gains                               (1,232,740)          14,088                 -
Administrative service fees                                       50,663           39,260            49,940
Contract charges and fees                                        650,853          108,986             3,979
                                                        ---------------------------------------------------
Total revenues                                                 1,003,405        2,270,831         1,942,091

BENEFITS AND EXPENSES
Contract owner benefits                                        1,284,163        1,078,918           490,964
Acquisition expenses                                             647,466          (50,182)                -
Goodwill impairment                                            1,427,535                -                 -
General and administrative expenses                           13,614,804        8,520,739         6,203,576
                                                        ---------------------------------------------------
Total benefits and expenses                                   16,973,968        9,549,475         6,694,540
                                                        ---------------------------------------------------
Net loss                                                $    (15,970,563)   $  (7,278,644)   $   (4,752,449)
                                                        ===================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                 Consolidated Statements of Stockholder's Equity

                                                                                                      ACCUMULATED
                                                                                                         OTHER
                                                             ADDITIONAL PAID-                        COMPREHENSIVE
                                             COMMON STOCK       IN CAPITAL           DEFICIT         INCOME (LOSS)         TOTAL
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 1999               $   2,500,000    $   39,351,096        $ (9,617,174)     $  (730,777)      $ 31,503,145
Net loss                                                -                 -          (4,752,449)               -         (4,752,449)
Change in unrealized loss on investments,
   net of federal income taxes                          -                 -                   -          446,336            446,336
                                                                                                                       ------------
Comprehensive loss                                      -                 -                   -                -         (4,306,113)
Additional capital contributions                        -         5,320,065                   -                -          5,320,065
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2000                   2,500,000        44,671,161         (14,369,623)        (284,441)        32,517,097

Net loss                                                                             (7,278,644)               -         (7,278,644)
Change in unrealized loss on investments,
   net of federal income taxes                          -                 -                   -          402,477            402,477
                                                                                                                       ------------
Comprehensive loss                                      -                 -                   -                -         (6,876,167)
Additional capital contributions                        -         6,266,643                   -                -          6,266,643
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2001                   2,500,000        50,937,804         (21,648,267)         118,036         31,907,573

Net loss                                                                            (15,970,563)                        (15,970,563)
Change in unrealized loss on investments,
   net of federal income taxes                                                                           553,625            553,625
                                                                                                                       ------------
Comprehensive loss                                                                                                       15,416,938)
Additional capital contributions                                  5,399,950                                               5,399,950
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2002               $   2,500,000    $   56,337,754        $(37,618,830)     $   671,661       $ 21,890,585
                                            =======================================================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Cash Flows

                                                                    YEAR ENDED DECEMBER 31
                                                          2002               2001             2000
                                                       ------------------------------------------------
OPERATING ACTIVITIES
Net loss                                               $ (15,970,563)    $  (7,278,644)   $  (4,752,449)
Adjustments to reconcile net loss to net cash
   used in operating activities:
     Amortization of acquisition costs                       647,466                 -                -
     Goodwill impairment                                   1,427,535                 -                -
     Amortization of bond discount/premium                   114,504           109,529          114,223
     Realized capital losses (gains)                       1,232,740           (14,088)               -
     Amounts transferred to separate account
       for realized losses                                  (885,338)                -                -
     Changes in:
       Accrued investment income                              50,004           (29,843)         (16,877)
       Receivable (payable) from affiliates                1,511,663           618,304       (1,028,744)
       Unearned revenue                                       17,927             5,123              901
       Reinsurance receivables (payables)                  1,598,029          (456,359)        (290,302)
       Deferred acquisition costs                         (1,141,382)       (2,242,156)        (327,720)
       Deferred gain from modified coinsurance             1,018,107           965,762          318,028
         Agreement
       Accrued expenses and other liabilities              4,128,378         1,525,082          438,600
       Other assets                                         (257,655)         (462,919)         139,938
                                                       ------------------------------------------------
Net cash used in operating activities                     (6,508,585)       (7,260,209)      (5,404,402)

INVESTING ACTIVITIES
Purchases of fixed maturity securities                             -                 -         (453,975)
Proceeds from sales, maturities and repayments
   of fixed maturity securities                              883,680         1,509,785        2,535,000
Proceeds from sale of other invested assets                  123,194                 -                -
                                                       ------------------------------------------------
Net cash provided by investing                             1,006,874         1,509,785        2,081,025
   Activities

FINANCING ACTIVITIES
Capital contributions from parent                          5,399,950         5,184,643        5,320,065
                                                       ------------------------------------------------
Net cash provided by financing activities                  5,399,950         5,184,643        5,320,065
                                                       ------------------------------------------------

(Decrease) increase in cash and cash equivalents            (101,761)         (565,781)       1,996,688
Cash and cash equivalents at beginning of year             9,383,386         9,949,167        7,952,479
                                                       ------------------------------------------------
Cash and cash equivalents at end of year               $   9,281,625     $   9,383,386    $   9,949,167
                                                       ================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                   Notes to Consolidated Financial Statements

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND ORGANIZATION

Sage Life Assurance of America, Inc. (the "Company" or "Sage Life") is a Delaware domiciled stock life insurance company with its principal offices in Stamford, Connecticut. The Company is a wholly owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA") which is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re") and 90.1% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly owned indirect subsidiary of Sage Group Limited, a South African financial institution.

Before the general business retrenchment described below in "Restructuring Costs" the Company was engaged in the manufacture, marketing and distribution of variable annuity and variable life insurance contracts (the "Insurance Products") and shares of a registered investment company. The Company is licensed to write business in 49 states and the District of Columbia. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product. Gross premiums for 2002, 2001, and 2000 were approximately $86,753,000, $68,900,000, and $21,110,000, respectively.

Sage Life's affiliated companies include: Sage Life Assurance Company of New York ("Sage New York"), a subsidiary of Sage Life that had been seeking to obtain a license in the State of New York; Sage Advisors, Inc. an affiliated investment manager for the registered investment company ("Sage Life Investment Trust" or the "Trust") sponsored by Sage Life whose shares (the "Shares") are available as investment options in the Insurance Products; Sage Distributors, Inc. ("Sage Distributors") a registered broker-dealer that acts as the principal underwriter of the Insurance Products and the Shares; Sage Re (Bermuda) Ltd., an insurance company licensed in Bermuda; and Finplan Holdings, Inc.

As stated in Note 6 - Common and Preferred Stock of Parent, the Company's statutory capital and surplus at December 31, 2002 fell below the minimum $20 million level required by the Preferred Stock Purchase Agreement between SLHA and Swiss Re. Consequently, subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Purchase Agreement to assume voting control of SLHA. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option.

RESTRUCTURING COSTS

On December 17, 2002, the Board of Directors approved plans to discontinue business activities including the suspension of all sales, marketing and distribution activities, the closure of the Trust, and the termination of all staff not required to administer the run-off of Sage Life's in-force contracts. Effective January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales. As a result, the Company's entire internal and external wholesaling and marketing staff were terminated in mid-January 2003. The Company plans to keep its remaining staff to effect the phased implementation of business discontinuance activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a minimum group to administer the in-force business during run-off.

                      Sage Life Assurance of America, Inc.

RESTRUCTURING COSTS (CONTINUED)

In accordance with the provisions of Emerging Issues Task Force 94-3, Liability Recognition for Certain Employee Termination and Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring), the Company has established provisions of $5,404,000 at December 31, 2002 for involuntary termination benefits, contract termination and other exit costs (principally the write off of goodwill) resulting from its decision to cease new business activities.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These assumptions involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on the net asset values of the fund shares and the related unrealized capital gains (losses) are reported as a component of stockholder's equity, net of applicable deferred federal income taxes.

                      Sage Life Assurance of America, Inc.

INVESTMENTS (CONTINUED)

The Company reviews its investment portfolio quarterly for indicators of other than temporary impairment of securities. Based on the facts and circumstances, when the Company determines that a decline in fair value below cost is other than temporary, the Company records the difference as a realized loss in the statement of operations. Realized gains on the disposal of investments are determined by the specific identification method. In 2002 and 2001, the reclassification adjustments for realized capital losses previously included in accumulated other comprehensive income were approximately $5,000 and $38,000, respectively.

FAIR VALUES

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

         Cash, Cash Equivalents, and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

         Investment Securities: Fair values for fixed maturity securities are based on quoted market prices, where available. The fair values for equity securities are based on quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality. See Note 2.

         Investment Contracts: The carrying amounts of the Company's liabilities under variable life and annuity contracts approximates fair value.

DEFERRED ACQUISITION COSTS AND SALES INDUCEMENTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These deferred costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2002, 2001, and 2000, the Company capitalized $1,141,000, $2,192,000, and $328,000, net of reinsurance ceded. During 2002 and 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $892,000 and $245,000, and $45,000 and $95,000 respectively. The Company began amortizing deferred acquisition costs in 2001.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2002 and 2001 deferred sales inducements were $823,000 and $604,000, respectively, and are included in other assets in the accompanying balance sheets.

                      Sage Life Assurance of America, Inc.

REINSURANCE

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts. Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Deferred acquisition costs in the accompanying balance sheets are net of amounts ceded under a modified coinsurance agreement with Swiss Re. The deferred gain from this agreement shown in the accompanying consolidated balance sheets represents the commission and expense allowance received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. The change in fair value of fixed maturity and marketable equity securities are recognized in other comprehensive income as if those securities were in the general account. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3%, or the rate on an analogous Treasury Note less 225 basis points, of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal. At December 31, 2002 and 2001, the separate account liabilities included approximately $21,597,000 and $28,521,000, respectively, relating to contracts for which the contract owner is guaranteed a fixed rate of return.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

                      Sage Life Assurance of America, Inc.

CONTRACT LIABILITIES

The Company has no contract liabilities in its general account at December 31, 2002 and 2001. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account. Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and was being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value.

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS No. 142"). With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment. At adoption, the Company performed an impairment test for its carrying value of goodwill. Utilizing sales forecasts to project future distributable earnings, the Company computed an embedded value that supported the carrying value of goodwill. However, concurrent with the Company's decision to place itself in run-off, the Company concluded that its goodwill was impaired. Therefore, the Company wrote off the goodwill balance of $1,428,000 in current year operations.

                      Sage Life Assurance of America, Inc.

GOODWILL (CONTINUED)

The remaining balance included in goodwill and identified intangibles represents state insurance licenses acquired in the acquisition of Fidelity Standard Life Insurance Company. Those identified intangibles are not subject to amortization under SFAS No. 142 because of their indefinite lives. The Company reviews those identified intangibles at least annually for impairment based on fair value of the insurance licenses.

If SFAS No. 142 were in effect beginning January 1, 2000, the financial statement impact would have been approximately $217,000 and $234,000 for the years ended December 31, 2001 and 2000, respectively.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

SEGMENT INFORMATION

The Company's operations are classified into one reportable segment: manufacture, marketing and distribution of variable annuity and variable life insurance contracts.

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, ("SFAS No. 146") which requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than the current practice of recognizing those costs at the date of a commitment to exit or disposal plan. The provisions of SFAS No. 146 are to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Adoption of SFAS No. 146 is not expected to have a material impact on the Company's financial condition or results of operations.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2002 presentation.

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following (in thousands):

                                                      GROSS           GROSS
                                     AMORTIZED      UNREALIZED      UNREALIZED       FAIR
                                       COST           GAINS           LOSSES        VALUE
                                     -------------------------------------------------------
2002
U.S. Government obligations          $   6,499        $  486          $    -       $   6,985
Corporate obligations                    5,977           251              77           6,151
                                     -------------------------------------------------------
                                     $  12,476        $  737          $   77       $  13,136
                                     =======================================================
2001
U.S. Government obligations          $   6,988        $   90          $    5       $   7,073
Corporate obligations                    6,498           144              63           6,579
                                     -------------------------------------------------------
                                     $  13,486        $  234          $   68       $  13,652
                                     =======================================================

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2002 are summarized below (in thousands). Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                          AMORTIZED          FAIR
                                                            COST             VALUE
                                                          --------------------------
Due in one year or less                                   $   2,008        $   2,040
Due after one year through five years                         7,896            8,467
Due after five years through ten years                        2,572            2,629
                                                          --------------------------
Total                                                     $  12,476        $  13,136
                                                          ==========================

Investments in equity securities at December 31 consist of the following (in thousands):

                                                     GROSS           GROSS
                                    AMORTIZED      UNREALIZED      UNREALIZED      FAIR
                                      COST           GAINS           LOSSES        VALUE
                                    -----------------------------------------------------
2002
Nasdaq 100 Index Fund               $     273      $        -      $        -    $    273
Eagle All-Cap Fund                        486               -               -         486
                                    -----------------------------------------------------
                                    $     759      $        -      $        -    $    759
                                    =====================================================
2001
Nasdaq 100 Index Fund               $     428      $       11      $        -    $    439
Eagle All-Cap Fund                        654               4               -         658
                                    -----------------------------------------------------
                                    $   1,082      $       15      $        -    $  1,097
                                    =====================================================

                      Sage Life Assurance of America, Inc.

During 2002 and 2001, the Company recognized impairment losses in the above funds of $323,000 and $918,000, respectively. Such losses are included in realized capital losses in the accompanying statements of operations. In addition, during 2002, the Company recorded realized capital losses of $863,000 on a WorldCom bond which was held in the separate account to support insurance contracts in guaranteed fixed options.

Proceeds from the sale of fixed maturity securities were $884,000 and 1,510,000 during 2002 and 2001, resulting in gross realized gains (losses) of $(24,000) and $14,000, respectively.

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust.

At December 31, 2002 and 2001, unrealized capital gains of $235,000 and $7,000, respectively, net of tax, on fixed maturity securities held in the separate account was reflected in accumulated other comprehensive gains.

Investment income by major category of investment is summarized as follows (in thousands):

                                                2002            2001             2000
                                             -------------------------------------------
Fixed maturity securities                    $    1,483      $    1,875       $    1,398
Cash and cash equivalents                           157             370              572
                                             -------------------------------------------
Total investment income                           1,640           2,245            1,970
Investment expenses                                (105)           (136)             (82)
                                             -------------------------------------------
Net investment income                        $    1,535      $    2,109       $    1,888
                                             ===========================================

At December 31, 2002 securities with an amortized cost and fair value of approximately $6,398,000 and $6,878,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. REINSURANCE

At the date of issue, the Company's variable insurance products result in a net cash outflow in that 100% of contract owner premiums received by the Company are invested in separate accounts supporting the contracts, leaving a cash strain caused by the payment of commissions and other policy acquisition expenses. In 2000, the Company entered into a multi-year modified coinsurance agreement (the "Modco Agreement") under which Sage Life has ceded a significant portion of the variable insurance business to Swiss Re. Depending on the product, the Company ceded to Swiss Re between 65% to 81% of contract revenues and related expenses in return for an expense allowance from Swiss Re that substantially covers commission and other contract acquisition costs. This Modco Agreement provided the Company with additional capacity for growth by substantially funding the cash flow strain from new business.

                      Sage Life Assurance of America, Inc.

3. REINSURANCE (CONTINUED)

During 2002, 2001, and 2000 the Company ceded premiums of $76,876,000, $39,816,000, and $14,106,000, respectively. Contract charges and fees for 2002, 2001, and 2000 are net of $883,000, $230,000, and $8,000, respectively, ceded to
Swiss Re. Contract owner benefits are net of $6,000, $123,000, and $30,000 ceded to Swiss Re in 2002, 2001, and 2000, respectively.

During the first quarter of 2002, the Modco Agreement was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. The amendment resulted in reductions of written premium, Contract charges and Contract owner benefits of $9,312,000, $8,000, and $5,000, respectively, relating to the prior year.

In addition, the Company has entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. The premium ceded under these arrangements in 2002 and 2001 was $294,000 and $154,000, respectively. The Company uses only highly rated reinsurance companies to reinsure these risks.

4. FEDERAL INCOME TAXES

Prior to 2002, the Company had filed a separate life insurance company federal income tax return. Beginning in 2002, the Company may elect to join in a life/non-life consolidated tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The Company files a separate life insurance company federal income tax return and intends to do so through the year 2002.

The provision for income taxes varies from the amount that would be computed using the federal statutory income tax rate as follows:

                                              2002             2001           2000
                                              ----             ----           ----
Pre-tax loss                              $(15,970,563)     $(7,278,644)   $(4,752,449)
Application of the federal statutory
  tax rate - 34%                            (5,429,991)      (2,474,739)    (1,615,833)
Change in valuation allowance                5,428,929        2,551,734      1,614,188
Other                                            1,062          (76,995)         1,645
                                          --------------------------------------------
Total income tax provision                           -                -              -
                                          ============================================

                      Sage Life Assurance of America, Inc.

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                       2002                  2001
                                                                 ------------------------------------
Deferred tax assets:
   Net operating loss carryforwards                              $     10,571,506        $  7,682,789
   Capital loss carryforwards                                             419,132                   -
   Reserves                                                            (2,234,396)            282,527
   Deferred gain from Modco Agreement                                     782,645             436,489
   Accrued expenses                                                     3,997,952                   -
   Unearned revenue                                                       161,231              82,944
   Other                                                                  155,030              37,718
                                                                 ------------------------------------
Total deferred tax assets                                              13,853,100           8,522,467
Deferred tax liabilities:
   Goodwill                                                               (41,790)           (378,729)
   Deferred policy acquisition costs                                     (413,295)           (712,167)
   Unrealized gain on appreciation of investments                        (346,007)            (60,807)
   Other                                                                 (272,717)            (13,093)
                                                                 ------------------------------------
Total deferred tax liabilities                                         (1,073,809)         (1,164,796)
Valuation allowance for deferred tax assets                           (13,125,298)         (7,418,478)
                                                                 ------------------------------------
Net deferred tax liability                                       $       (346,007)       $    (60,807)
                                                                 ====================================

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

At December 31, 2002, the Company has separate company net operating loss carryforwards of approximately $31,100,000, expiring between 2012 and 2017.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

The Company is a Delaware-domiciled life insurance company subject to the laws of Delaware governing insurance companies and to the regulations of its Insurance Department (the "Department"). Delaware's insurance laws require, among other things, that insurers maintain specified minimum levels of paid-in capital and surplus, and that their investments be of specified types and may not exceed specified amounts. The Department has broad authority to examine an insurer's books and records to ensure compliance with those and other insurance laws of the State, and may determine whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Department. In addition, the Company is subject to the regulation under insurance laws of all jurisdictions in which it operates (49 states and the District of Columbia).

                      Sage Life Assurance of America, Inc.

Changes in control of insurance companies are subject to Delaware's Insurance Holding Company System Registration law and regulation. All transfers of control must be submitted in advance to the Department for its approval and determination as to, among other things: the proposed transferee's competence, experience and integrity; whether the transfer is likely to be hazardous or prejudicial to the insurance buying public; and whether the plans or proposals which the proposed transferee has to liquidate the insurer or sell its assets, or make other material changes may be unfair or unreasonable to policyholders.

The Delaware Insurance Commissioner has broad administrative powers allowing him or her to: (1) impose monetary penalties on insurers for violations of any provisions of the insurance laws; (2) to suspend or revoke an insurer's certificate of authority; (3) to obtain injunctions or receivership with respect to violations of the Insurance Holding Company System Registration law; and (4) to apply to the court for orders appointing him as a receiver for the purposes of rehabilitating or liquidating insolvent or financially unsound insurers.

The insurance laws also set forth the order of priority of claims against a rehabilitating or liquidating insurer.

The Company's insurance business has been entirely restricted to variable annuities and variable life insurance contracts. Pursuant to Delaware's insurance laws, the Company has established separate investment accounts to support these variable Insurance Products as well as for other purposes permitted by law. Assets equal to the reserves and other Insurance Products' liabilities with respect to the separate accounts are not chargeable with liabilities arising out of any other business or account of the Company.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department as codified in the NAIC's Accounting Practices and Procedures Manual. Statutory-basis net loss and capital and surplus of the Company were as follows (in thousands):

                                                    2002                2001                2000
                                              ----------------------------------------------------
Net loss                                      $      (22,336)     $       (7,662)    $      (1,949)
Capital and surplus                                    8,562              25,368            26,506

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2002, the Company's total adjusted capital exceeded RBC requirements.

                      Sage Life Assurance of America, Inc.

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. The Company may pay dividends only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to SLHA, within five business days after declaration and at least ten days prior to payment. At December 31, 2002, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus. Additionally, the Company has paid no dividends since the commencement of its operations.

6. COMMON AND PREFERRED STOCK OF PARENT

On December 31, 1998, pursuant to a Preferred Stock Purchase Agreement (the "Preferred Stock Agreement"), SLHA issued 125,000 shares of non-voting, nonconvertible, Series A Cumulative Preferred Stock with a par value of $0.10 and a stated value of $100 to Swiss Re for a purchase price of $12,500,000. Under the Agreement, Swiss Re is entitled to a cumulative 7.53% dividend for each year through December 31, 2003, increasing by 0.50% per annum thereafter, payable annually in arrears on December 31 of each year, commencing on December 31, 1999, in cash, or, at the option of SLHA for the first two years, in additional shares of Series A Cumulative Preferred Stock. In the event of liquidation, Swiss Re is entitled to full face value plus any unpaid accrued dividends prior to any payment to common stockholders or other junior securities. The Preferred Stock Agreement also contains certain financial and non-financial covenants, including restrictions related to the types of investments the Company may hold, the incurrence of indebtedness, mergers and acquisitions, and the maintenance of minimum capital and surplus.

On December 31, 1999, SLHA exercised its option to issue additional shares of Series A Cumulative Preferred Stock as payment for the dividend due to Swiss Re. The value of the shares issued in replacement of the dividend payment was $941,250.

Effective October 1, 2000, SLHA entered into an Exchange Agreement with Swiss Re under which Swiss Re exchanged 20,965.13 shares of the preferred stock for
109.88 shares of SLHA's Class A Common Stock, representing a 9.9% interest in SLHA. In connection with the exchange, the Company also entered into a Stockholders' Agreement with Swiss Re which, among other things, provides Swiss Re with the right to designate one member of SLHA's board of directors as well as providing a "put option" exercisable in the event that SIGI, through a transfer of its ownership, would own less than 50% of SLHA. Under the put option, upon notice to Swiss Re of a proposed sale of SLHA shares that would reduce SIGI's ownership to less than 50%, Swiss Re could require SIGI to purchase all, but not less than all, of the preferred and common stock then owned by Swiss Re for an amount equal to $2,096,513 plus, for each share of preferred stock, $100 plus, all accrued but unpaid dividends.

                      Sage Life Assurance of America, Inc.

During 2000, the Preferred Stock Agreement was amended (the "Amended Agreement"), retroactive to April 1, 1999, to change the dividend rate applicable to preferred shares that were not received as a dividend paid in kind to 9.0474% for the period from April 1, 1999 through December 31, 2005. For preferred shares owned which were received as a result of dividends paid in kind, the dividend rate was changed to 7.53% through December 31, 2005. For the period from January 1, 2006 through December 31, 2006, the dividend rate on all outstanding preferred stock was changed to 9.3924% and thereafter increased by 0.58483% per annum.

SLHA may redeem all or a portion of the outstanding preferred shares for the stated value plus all accrued and unpaid dividends on the redeemed shares, provided that: (a) the stated value of the preferred shares outstanding after any partial redemption must be equal to at least $5 million and (b) at the same time, the Company purchase an equal percentage of the common shares held by Swiss Re at a cost of $100 per share. Further, Swiss Re may not transfer or otherwise dispose of any of the preferred or common shares prior to January 1, 2006, after which time any such transfer or disposition is subject to certain first refusal rights of the Company.

On September 30, 2002, Swiss Re and Sage Group reached an agreement to amend certain terms of the Preferred Stock Agreement. Under the terms of the original Preferred Stock Agreement, if the statutory-basis capital and surplus of Sage Life fell below $25 million and remained uncured for 60 days then, subject to obtaining regulatory approval, each share of Swiss Re preferred stock would be entitled to a number of votes sufficient to provide preferred shareholders a requisite majority of the voting interest in SLHA. Under the terms of the Amended Agreement, the required minimum level for Sage Life's statutory-basis capital and surplus was reduced from $25 to $20 million, subject to the elimination of any cure rights with respect to the new minimum capital level. In addition, Swiss Re also agreed to defer the December 31, 2002 dividends payable by SLHA with respect to its preferred shares until the earlier of June 30, 2003 or the closing of any material financing or sale of any material component of Sage Life's business.

At December 31, 2002, Sage Life's statutory capital and surplus was approximately $8,562,000 million, after making provision of approximately $12,661,000 million for certain charges in connection with future run-off expenses, involuntary termination benefits, contract termination and other exit costs. Consequently, subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Agreement to assume voting control of SLHA. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option.

7. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2002 and 2001 amounts due (to) from SIGI under this agreement were approximately $(430,000) and $1,082,000, respectively.

                      Sage Life Assurance of America, Inc.

The Company receives administrative service fees for investments held under management by Sage Advisors, an affiliated company. Sage Advisors is the investment advisor for Sage Life Investment Trust. At December 31, 2002, the Trust is comprised of four investment funds that are available to variable contract owners of the Company. Administrative service fees earned on investments held under management by Sage Advisors were approximately $40,000, $37,000, and $50,000 in 2002, 2001, and 2000, respectively. At December 31, 2002 and 2001, approximately $26,000 and $7,000, respectively, were due from Sage Advisors.

The Company has a distribution agreement with Sage Distributors (the "Underwriting Agreement") whereby Sage Distributors is permitted to enter into selling agreements with unaffiliated broker-dealers whose registered representatives sell the Company's products to the public. The Underwriting Agreement provides that Sage Distributors receive no compensation for providing underwriting services to the Company and that Sage Distributors is responsible for all of its costs in marketing the Company's products, except for any commissions payable to registered representatives of Sage Distributors. During the first three quarters of 2002 and throughout 2001, the Company paid wholesaling allowances of approximately $404,000 and $413,000, respectively, to Sage Distributors, respectively.

The Company, Sage Distributors and SIGI agreed to amend the Underwriting Agreement and Cost Sharing Agreement so that the Company would bear, subject to certain limitations, the full costs of Sage Distributors marketing, distribution and overhead costs effective October 1, 2002. This amendment lapsed on December 31, 2002.

During 2002, 2001 and 2000, the Company paid $200,000, $226,000 and $60,000, respectively, to a law firm of which a director of the Company is a partner. Services provided by this law firm were primarily in the areas of regulatory compliance and general corporate matters.

8. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25 million in order to remain a licensed insurer in that state. During the third quarter of 2002, the Company's surplus fell below that level. The Company contacted officials in the Company Regulation Bureau of the Michigan Insurance Department to inform them of this situation. The Michigan Insurance Department has not restricted the Company's license. The Company continues to keep the Insurance Department of Michigan appraised of the Company's capital raising / sale activities.

9. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $109,000, $86,000 and $78,000 in 2002, 2001 and 2000,
respectively. The Plan was terminated with effect from January 1, 2003 with all assets vesting immediately to the benefit of participating employees who will receive a distribution of their fully vested accounts.

                      Sage Life Assurance of America, Inc.

10. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                               THREE MONTHS ENDED
                                     MARCH 31      JUNE 30        SEPTEMBER 30        DECEMBER 31
                                    --------------------------------------------------------------
                                                             (in thousands)
2002
Net investment income               $     381    $       401      $      372         $         381
Total revenues                            547           (392)            584                   265
Total benefits and expenses             2,870          2,893           2,041                 9,170
Net loss                               (2,323)        (3,286)         (1,458)               (8,904)

2001
Net investment income               $     608    $       652      $      502         $         346
Total revenues                            626            680             536                   429
Total benefits and expenses             1,999          2,593           2,458                 2,499
Net loss                               (1,373)        (1,914)         (1,921)               (2,071)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
         Diversification Requirements
         Owner Control
         Required Distributions from Non-Qualified Contracts
         Multiple Contracts
         Partial 1035 Exchanges
         Contracts Owned by Other Than Natural Persons
         Tax Treatment of Assignments or Transfer of Ownership
         Gifting a Contract
         Withdrawals - Investment Adviser Fees
         Income Tax Withholding
         Taxation of Death Benefit Proceeds
         Taxation of Withdrawals - Non-Qualified Contracts
         Delayed Annuity Payments
         Qualified Contracts
         Qualified Plans Tax
         Treatment of Withdrawals - Qualified Contracts
         Required Distributions

Calculation of Historical Performance Data
         Money Market Sub-Account Yields
         Other Variable Sub-Account Yields
         Average Annual Total Returns
         Other Total Returns
         Effect of the Annual Administration Charge on Performance Data Use of Indexes
         Other Information

Income Payment Provisions
         Amount of Fixed Income Payments
         Amount of Variable Income Payments
         Income Units
         Income Unit Value
         Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements



================================================================================
                      APPENDIX A - MARKET VALUE ADJUSTMENT
================================================================================

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an Income Plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer, borrowed amount or amount applied to a Settlement Option we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, borrowed or applied to an income plan in order to provide the amount requested.

     [(1 + I) / (1 + J + .0025)] to the power of N divided by the 365th power -
     1

Where:

     . I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     . J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, loan, or application to a Settlement Option; and

     . N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, borrow, or apply to a Settlement Option.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer, borrow, or apply to a Settlement Option the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, borrow, or apply to a Settlement Option.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^ (2555/365) -1} =
     - $8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).

     Example #2: Surrender -- Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1} = +
     $5,764

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).

     Example #3: Withdrawal -- Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT


1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1} =
     - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

     Example #4: Withdrawal - Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.025)/(1.0175)] ^ (2555/365) - 1}
     = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.

================================================================================
                   APPENDIX B - DOLLAR-COST AVERAGING PROGRAM
================================================================================

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.


                     (1)                   (2)                  (3)               (4)                    (5)
                  Beginning
Beginning         of Month             Dollar Cost         Amount Dollar   Interest Credited        End of Month
of Month        Account Value        Monthly Factor       Cost Averaged        For Month            Account Value
------------ ------------------    ------------------   -------------------------------------    ------------------

      1            24,000                      --                   --               59                 24,059
      2            24,059                  1 / 24                1,002               57                 23,114
      3            23,114                  1 / 23                1,005               55                 22,163
      4            22,163                  1 / 22                1,007               52                 21,208
      5            21,208                  1 / 21                1,010               50                 20,248
      6            20,248                  1 / 20                1,012               47                 19,283
      7            19,283                  1 / 19                1,015               45                 18,313
      8            18,313                  1 / 18                1,017               43                 17,338
      9            17,338                  1 / 17                1,020               40                 16,359
     10            16,359                  1 / 16                1,022               38                 15,374
     11            15,374                  1 / 15                1,025               35                 14,385
     12            14,385                  1 / 14                1,027               33                 13,390
     13            13,390                  1 / 13                1,030               30                 12,390
     14            12,390                  1 / 12                1,033               28                 11,386
     15            11,386                  1 / 11                1,035               26                 10,376
     16            10,376                  1 / 10                1,038               23                  9,362
     17             9,362                   1 / 9                1,040               21                  8,342
     18             8,342                   1 / 8                1,043               18                  7,317
     19             7,317                   1 / 7                1,045               15                  6,287
     20             6,287                   1 / 6                1,048               13                  5,252
     21             5,252                   1 / 5                1,050               10                  4,212
     22             4,212                   1 / 4                1,053                8                  3,167
     23             3,167                   1 / 3                1,056                5                  2,117
     24             2,117                   1 / 2                1,058                3                  1,061
     25             1,061                   1 / 1                1,061               --                     --

NOTE:    Column (3) = Column (1) x Column (2)
         Column (5) = Column (1)- Column (3) + Column (4)


================================================================================
               APPENDIX C - CONTRACTS ISSUED BEFORE A CERTAIN DATE
================================================================================

     The purpose of this Appendix is to show certain benefits for Contracts issued before certain dates. Generally, Contracts purchased after May 1, 2001, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

CONTRACTS ISSUED BEFORE MAY 1, 2001

ASSET-BASED CHARGES


     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which your are invested. On and after the Income Date, however, these charges are called Variable Sub- Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:


                                                                        COMBINED
                               ASSET-BASED CHARGES
                                      ----------------------------------------------------------------------
                                            ANNUAL                   MONTHLY              DAILY
                                            CHARGE                   CHARGE               CHARGE
                                            -------------            ---------------      -------------

Contract Years 1-7                          1.40%                    .116667%             .0038626%
Contract Years 8+                           1.25%                    .104167%             .0034462%

     We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payments to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

ACCUMULATION UNIT VALUE - NET INVESTMENT FACTOR

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

     (a) is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and


     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

          The net investment factor may be more or less than, or equal to, one.

CONDENSED FINANCIAL INFORMATION

     The Sage Variable Annuity A began operations in February, 1999. For Contracts purchased before May 1, 2001, the Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are as follows:

                                                            Year or Period    Year or Period    Year or Period   Year or Period
                                                            Ended 12/31/02    Ended 12/31/01    Ended 12/31/00   Ended 12/31/99
                                                            --------------    --------------    --------------   --------------

AIM VARIABLE INSURANCE FUNDS (Series I Shares):
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period                 $11.65          $11.02               $9.94              $10.00
Accumulation unit value at end of period                       $12.77          $11.65              $11.02               $9.94
No. of accumulation units outstanding at end of period         30,687          42,839               3,976                   0

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period                  $7.39           $9.05              $11.21              $10.00
Accumulation unit value at end of period                        $6.24           $7.39               $9.05              $11.21
No. of accumulation units outstanding at end of period         56,305          66,255               1,429                   0

AIM V.I. International Growth Fund
Accumulation unit value at beginning of period                  $9.01          $11.63              $16.01              $10.00
Accumulation unit value at end of period                        $7.60           $9.01              $11.63              $16.01
No. of accumulation units outstanding at end of period         60,034          57,592               4,051                   0

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period                  $9.15          $10.12              $12.27              $10.00
Accumulation unit value at end of period                        $6.38           $9.15              $10.12              $12.27
No. of accumulation units outstanding at end of period         63,888          53,206              11,950                   0

THE ALGER AMERICAN FUND (Class O Shares):

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period                 $12.91          $13.04              $12.65              $10.00
Accumulation unit value at end of period                       $ 9.09          $12.91              $13.04              $12.65
No. of accumulation units outstanding at end of period         33,744          48,723              10,223                   0

Alger American Income & Growth Portfolio

Accumulation unit value at beginning of period                 $11.75          $13.26              $13.90              $10.00
Accumulation unit value at end of period                       $ 8.10          $11.75              $13.26              $13.90
No. of accumulation units outstanding at end of period         22,604          41,434                   0                   0

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period                  $6.09           $7.88              $11.86              $10.00
Accumulation unit value at end of period                        $4.49           $6.09               $7.88              $11.86
No. of accumulation units outstanding at end of period         59,096          28,845               3,847                   0

MFS(R) VARIABLE INSURANCE TRUST (Initial Class):

MFS Investors Trust Series
Accumulation unit value at beginning of period                  $8.80          $10.18              $10.48              $10.00
Accumulation unit value at end of period                        $6.95           $8.80              $10.18              $10.48
No. of accumulation units outstanding at end of period         12,491          27,657               4,961                   0

MFS High Income Series
Accumulation unit value at beginning of period                  $9.67           $9.48              $10.15              $10.00
Accumulation unit value at end of period                        $9.92           $9.67               $9.48              $10.15
No. of accumulation units outstanding at end of period          5,715           4,548                  70                   0

MFS Research Series
Accumulation unit value at beginning of period                  $8.19           $9.93              $10.93              $10.00
Accumulation unit value at end of period                        $6.18           $8.19               $9.93              $10.93
No. of accumulation units outstanding at end of period         26,236          35,045               1,757                   0

MFS Total Return Series
Accumulation unit value at beginning of period                 $11.44          $11.36               $9.84              $10.00
Accumulation unit value at end of period                       $10.85          $11.44              $11.36               $9.84
No. of accumulation units outstanding at end of period         83,246         104,013                 870                   0

MFS Capital Opportunities
Accumulation unit value at beginning of period                  $8.33          $10.38              $11.30              $10.00
Accumulation unit value at end of period                        $5.86           $8.33              $10.38              $11.30
No. of accumulation units outstanding at end of period          4,951           7,889               1,158                   0

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (Class I Shares):

Global Value Equity Portfolio
Accumulation unit value at beginning of period                 $11.25          $11.25              $12.04              $10.86
Accumulation unit value at end of period                       $ 9.35          $11.25              $11.25              $12.04
No. of accumulation units outstanding at end of period         10,338          26,960                   0                   0

U.S. Mid Cap Core Portfolio (formerly, Mid Cap Value Portfolio)
Accumulation unit value at beginning of period                 $13.49          $13.36              $12.58              $10.00
Accumulation unit value at end of period                       $ 9.71          $13.49              $13.36              $12.58
No. of accumulation units outstanding at end of period         12,405           9,621                   0                   0

Value Portfolio
Accumulation unit value at beginning of period                 $12.60         $12.06               $9.86              $10.00
Accumulation unit value at end of period                       $ 9.81         $12.60              $12.06               $9.86
No. of accumulation units outstanding at end of period          2,528          3,229                   0                   0


OPPENHEIMER VARIABLE ACCOUNT FUNDS (Non-Service Class):

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period                 $11.28        $10.55               $9.86              $10.00
Accumulation unit value at end of period                       $12.30        $11.28              $10.55               $9.86
No. of accumulation units outstanding at end of period         31,313        34,347               2,163                   0

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period                 $12.03        $13.30              $13.79              $10.00
Accumulation unit value at end of period                       $ 8.80        $12.03              $13.30              $13.79
No. of accumulation units outstanding at end of period         35,028        31,524               3,057                   0

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period                 $12.97        $12.12              $15.93              $10.00
Accumulation unit value at end of period                       $10.97        $12.97              $12.12              $15.93
No. of accumulation units outstanding at end of period         14,333         9,732               1,627                   0

SAGE LIFE INVESTMENT TRUST(1):

S&P 500(R) Equity Index Fund
Accumulation unit value at beginning of period                  $9.43        $10.45              $11.78              $10.00
Accumulation unit value at end of period                        $7.22         $9.43              $10.45              $11.78
No. of accumulation units outstanding at end of period         50,083        61,684               1,441                   0

Money Market Fund
Accumulation unit value at beginning of period                 $11.39        $11.02              $10.40              $10.00
Accumulation unit value at end of period                       $11.52        $11.39              $11.02              $10.40
No. of accumulation units outstanding at end of period        130,571        75,121              33,177                   0

Nasdaq - 100 Index(R)Fund*
Accumulation unit value at beginning of period                  $4.39         $5.95              $10.00                 n/a
Accumulation unit value at end of period                        $2.73         $4.39               $5.95                 n/a
No. of accumulation units outstanding at end of period         43,999        46,646               1,413                 n/a

All-Cap Growth Fund*
Accumulation unit value at beginning of period                  $6.58         $7.37              $10.00                 n/a
Accumulation unit value at end of period                        $4.86         $6.58               $7.37                 n/a
No. of accumulation units outstanding at end of period         28,364        36,065                   0                 n/a

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period                 $11.89        $11.65              $10.36              $10.00
Accumulation unit value at end of period                       $10.33        $11.89              $11.65              $10.36
No. of accumulation units outstanding at end of period         8,530          7,346                   0                   0

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period                 $13.40        $12.79              $12.59              $10.00
Accumulation unit value at end of period                       $10.55        $13.40              $12.79              $12.59
No. of accumulation units outstanding at end of period         14,658        11,181               2,415                   0

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period                 $10.54        $10.70              $10.25              $10.00
Accumulation unit value at end of period                       $ 9.72        $10.54              $10.70              $10.25
No. of accumulation units outstanding at end of period         11,881        22,181                   0                   0

LIBERTY VARIABLE INVESTMENT TRUST:

Columbia High Yield Fund, Variable Series(2)
Accumulation unit value at beginning of period                  $9.18         $9.45               $9.82              $10.00
Accumulation unit value at end of period                        $8.83         $9.18               $9.45               $9.82
No. of accumulation units outstanding at end of period          1,670         2,065                 620                   0

Colonial Small Cap Value Fund, Variable Series
Accumulation unit value at beginning of period                 $16.04        $14.14              $12.34              $10.00
Accumulation unit value at end of period                       $15.04        $16.04              $14.14              $12.34
No. of accumulation units outstanding at end of period          5,499         7,052                 762                   0

Colonial Strategic Income Fund, Variable Series
Accumulation unit value at beginning of period                 $10.48        $10.14              $10.09              $10.00
Accumulation unit value at end of period                       $11.37        $10.48              $10.14              $10.09
No. of accumulation units outstanding at end of period            195           283                 356                   0

Liberty Growth and Income Fund, Variable Series (formerly,
 Colonial U.S. Growth and Income Fund, Variable Series)
Accumulation unit value at beginning of period                 $11.22        $11.22              $10.89              $10.00
Accumulation unit value at end of period                       $ 8.75        $11.22              $11.22              $10.89
No. of accumulation units outstanding at end of period          7,308         8,166               4,100                   0

Liberty All-Star Equity Fund, Variable Series
Accumulation unit value at beginning of period                 $10.06        $11.18              $10.86              $10.00
Accumulation unit value at end of period                       $ 7.44        $10.06              $11.18              $10.86
No. of accumulation units outstanding at end of period            180           591                   0                   0

Newport Tiger Fund, Variable Series

Accumulation unit value at beginning of period                  $8.47        $10.24              $12.31              $10.00
Accumulation unit value at end of period                        $7.03         $8.47              $10.24              $12.31
No. of accumulation units outstanding at end of period              0           108                 512                   0

Columbia International Fund, Variable Series (2)
Accumulation unit value at beginning of period                  $8.44         $9.54              $11.30              $10.00
Accumulation unit value at end of period                        $7.31         $8.44               $9.54              $11.30
No. of accumulation units outstanding at end of period          1,895         3,114                   0                   0

STEINROE VARIABLE INVESTMENT TRUST:
Stein Roe Growth Stock Fund, Variable Series
Accumulation unit value at beginning of period                  $7.43         $9.37              $11.20              $10.00
Accumulation unit value at end of period                        $5.19         $7.43               $9.37              $11.20
No. of accumulation units outstanding at end of period          7,975         9,383               7,220                   0

Liberty Asset Allocation Fund, Variable Series (formerly,
 (Stein Roe Balanced Fund, Variable Series)
Accumulation unit value at beginning of period                  $9.38        $10.18              $12.20              $10.00
Accumulation unit value at end of period                        $8.28         $9.38              $10.18              $12.20
No. of accumulation units outstanding at end of period          2,082         2,226                   0                   0

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period                  $7.05        $10.14                 n/a                 n/a
Accumulation unit value at end of period                        $4.30         $7.05                 n/a                 n/a
No. of accumulation units outstanding at end of period              0             27                 n/a                 n/a

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period                  $9.71        $10.40                 n/a                 n/a
Accumulation unit value at end of period                        $8.26         $9.71                 n/a                 n/a
No. of accumulation units outstanding at end of period              0            24                 n/a                 n/a

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period                 $10.27        $10.33                 n/a                 n/a
Accumulation unit value at end of period                       $ 7.76        $10.27                 n/a                 n/a
No. of accumulation units outstanding at end of period              0            23                 n/a                 n/a
INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period                  $7.13        $10.07                 n/a                 n/a
Accumulation unit value at end of period                        $3.79         $7.13                 n/a                 n/a
No. of accumulation units outstanding at end of period              0             26                 n/a                 n/a

*These Variable Sub-Accounts commenced operations on September 15, 2000.

(1) It is anticipated that on or about May 23, 2003, shares of AIM V.I. Premier Equity Fund (Series I Shares) of the AIM Variable Insurance Funds will be substituted for shares of Sage S&P 500 Equity Index Fund of Sage Life Investment Trust; shares of AIM V.I. Money Market Fund (Series I Shares) will be substituted for shares of Sage Money Market Fund of Sage Life Investment Trust; and shares of Oppenheimer Capital Appreciation Fund (Non-Service Class) will be substituted for shares of Sage Nasdaq-100 Index Fund and for shares of Sage All-Cap Growth Fund of Sage Life Investment Trust.

(2) On April 14, 2003, Colonial High Yield Securities Fund, Variable Series was merged into Columbia High Yield Fund, Variable Series; on April 7, 2003, Stein Roe Global Utilities Fund, Variable Series was merged into Colonial International Fund for Growth, Variable Series which changed its name to Columbia International Fund, Variable Series.

CONTRACTS ISSUED BEFORE MAY 1, 2000

VARIABLE INCOME BENEFITS

     To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

     We may defer transfers to, from and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Values do not apply to your Contract.

WITHDRAWALS

     A partial withdrawal will reduce your death benefit and may be subject to federal income tax and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contact Be Taxed?" and "Does The Contract Have A Death Benefit?"

                                 DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

     -    the Account Value  determined as of the day we receive proof of death;
          or

     - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated surrender charge or Market Value Adjustment incurred); or

     -    the Highest Anniversary Value.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge or Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of (1) and (2) by that percentage.)

================================================================================
                      APPENDIX D - ACCUMULATION UNIT VALUE HISTORY
================================================================================

     The following table includes Accumulation Unit values for the periods indicated. This data has been extracted from the Variable Account's financial statements. This information should be read in conjunction with the Variable Account's financial statements and related notes which are included in the Statement of Additional Information.


                                                                                Year or Period      Year or Period
                                                                                Ended 12/31/02      Ended 12/31/01
                                                                                --------------      --------------

AIM VARIABLE INSURANCE FUNDS (Series I Shares):
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period 5/1/2001..........                  $11.54             $11.13
Accumulation unit value at end of period ........................                  $12.48             $11.54
No. of accumulation units outstanding at end of period ..........                 234,609            189,076

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $7.31              $8.61
Accumulation unit value at end of period ........................                   $6.09              $7.31
No. of accumulation units outstanding at end of period ..........                 125,494            104,458

AIM V.I. International Growth Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $9.03             $10.61
Accumulation unit value at end of period ........................                   $7.50              $9.03
No. of accumulation units outstanding at end of period ..........                 221,846            160,412

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $9.03             $10.20
Accumulation unit value at end of period ........................                   $6.21              $9.03
No. of accumulation units outstanding at end of period ..........                 219,474            101,476

THE ALGER AMERICAN FUND (Class O Shares):

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                   $13.32            $13.88
Accumulation unit value at end of period ........................                   $ 9.25            $13.32
No. of accumulation units outstanding at end of period ..........                   68,124           108,328

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                   $11.67            $12.84
Accumulation unit value at end of period ........................                   $ 7.93            $11.67
No. of accumulation units outstanding at end of period ..........                   60,341            59,555

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                    $6.11             $7.07
Accumulation unit value at end of period ........................                    $4.45             $6.11
No. of accumulation units outstanding at end of period ..........                  142,261            12,065

MFS(R) VARIABLE INSURANCE TRUST (Initial Class):

MFS Investors Trust Series
Accumulation unit value at beginning of period 5/1/2001..........                    $8.68             $9.81
Accumulation unit value at end of period ........................                    $6.77             $8.68
No. of accumulation units outstanding at end of period ..........                   27,999            24,696

MFS High Income Series
Accumulation unit value at beginning of period 5/1/2001..........                    $9.61             $9.89
Accumulation unit value at end of period ........................                    $9.71             $9.61
No. of accumulation units outstanding at end of period ..........                  230,769            27,904

MFS Research Series
Accumulation unit value at beginning of period 5/1/2001..........                    $8.10             $9.58
Accumulation unit value at end of period ........................                    $6.03             $8.10
No. of accumulation units outstanding at end of period ..........                   32,909            48,459

MFS Total Return Series
Accumulation unit value at beginning of period 5/1/2001..........                   $11.31            $11.55
Accumulation unit value at end of period ........................                   $10.58            $11.31
No. of accumulation units outstanding at end of period ..........                  215,133           188,678

MFS Capital Opportunities

Accumulation unit value at beginning of period 5/1/2001..........                   $8.35             $10.38
Accumulation unit value at end of period ........................                   $5.79              $8.35
No. of accumulation units outstanding at end of period ..........                  44,944             57,681

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (Class I Shares):

Global Value Equity Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                  $11.06             $11.91
Accumulation unit value at end of period ........................                  $ 9.07             $11.06
No. of accumulation units outstanding at end of period ..........                  19,632             89,946

U.S. Mid Cap Core Portfolio (formerly, Mid Cap Value Portfolio)
Accumulation unit value at beginning of period 5/1/2001..........                  $13.60             $14.19
Accumulation unit value at end of period ........................                  $ 9.65             $13.60
No. of accumulation units outstanding at end of period ..........                  57,169             47,925

Value Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                  $12.38             $12.88
Accumulation unit value at end of period ........................                  $ 9.50             $12.38
No. of accumulation units outstanding at end of period ..........                  23,245             18,988

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Non-Service Class):
Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period 5/1/2001..........                  $11.14             $10.84
Accumulation unit value at end of period ........................                  $11.98             $11.14
No. of accumulation units outstanding at end of period ..........                 154,355            144,667

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period 5/1/2001..........                  $12.11             $13.94
Accumulation unit value at end of period ........................                  $ 8.74             $12.11
No. of accumulation units outstanding at end of period ..........                 103,300             86,470

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period 5/1/2001..........                  $13.22             $12.36
Accumulation unit value at end of period ........................                  $10.98             $13.22
No. of accumulation units outstanding at end of period ..........                  16,031             12,259

SAGE LIFE INVESTMENT TRUST(1):

S&P 500(R) Equity Index Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $9.27             $10.23
Accumulation unit value at end of period ........................                   $7.00              $9.27
No. of accumulation units outstanding at end of period ..........                 187,294            190,121

Money Market Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $11.28            $11.19
Accumulation unit value at end of period ........................                   $11.24            $11.28
No. of accumulation units outstanding at end of period ..........                  225,915           201,936

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period 5/1/2001 .........                    $4.29             $5.29
Accumulation unit value at end of period ........................                    $2.63             $4.29
No. of accumulation units outstanding at end of period ..........                   56,622            55,328

All-Cap Growth Fund*
Accumulation unit value at beginning of period 5/1/2001..........                    $6.58             $7.46
Accumulation unit value at end of period ........................                    $4.79             $6.58
No. of accumulation units outstanding at end of period ..........                  131,870            36,459

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period 5/1/2001..........                   $11.66            $11.83
Accumulation unit value at end of period ........................                   $ 9.99            $11.66
No. of accumulation units outstanding at end of period ..........                   51,878            68,172

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                   $13.59            $13.76
Accumulation unit value at end of period ........................                   $10.55            $13.59
No. of accumulation units outstanding at end of period ..........                   28.655            26,919

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period 5/1/2001..........                   $10.45            $10.72
Accumulation unit value at end of period ........................                   $ 9.50            $10.45
No. of accumulation units outstanding at end of period ..........                   32,826            21,903

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period 5/1/2001..........                    $7.24            $10.39
Accumulation unit value at end of period ........................                    $4.36             $7.24
No. of accumulation units outstanding at end of period ..........                   58,161            50,430

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period 5/1/2001..........                    $9.69           $10.08
Accumulation unit value at end of period ........................                    $8.13            $9.69
No. of accumulation units outstanding at end of period ..........                   20,792           18,994

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period 5/1/2001..........                   $10.23           $10.05
Accumulation unit value at end of period ........................                   $ 7.62           $10.23
No. of accumulation units outstanding at end of period ..........                   36,098           33,630

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period 5/1/2001..........                    $7.24            $10.25
Accumulation unit value at end of period ........................                    $3.79             $7.24
No. of accumulation units outstanding at end of period ..........                   27,308            23,331

(1) It is anticipated that on or about May 23, 2003, shares of AIM V.I. Premier
Equity Fund (Series I Shares) of the AIM Variable Insurance Funds will be substituted for shares of Sage S&P 500 Equity Index Fund of Sage Life Investment
Trust; shares of AIM V.I. Money Market Fund (Series I Shares) will be substituted for shares of Sage Money Market Fund of Sage Life Investment Trust;
and shares of Oppenheimer Capital Appreciation Fund (Non-Service Class) will be substituted for shares of Sage Nasdaq-100 Index Fund and for shares of Sage
All-Cap Growth Fund of Sage Life Investment Trust.


================================================================================
                 APPENDIX E - GUARANTEED MINIMUM INCOME BENEFIT
================================================================================

     Below is an example of how the GMIB will work. The examples are purely hypothetical and are for illustrative purposes only. The example assumes the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with the GMIB rider;

     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and

     - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.

     Assume your total purchase payments are $150,000, your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

     (1) Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

     (2) Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

     (3)  The GMIB $1,355 [$5.42 x $250,000 / $1,000].

     Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.



================================================================================
                       APPENDIX F - ENHANCED DEATH BENEFIT
================================================================================


     Below are examples of how the Enhanced Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

     -    The Owner's age last birthday is 55;

     -    The Owner purchases a Contract with the Enhanced Death Benefit rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     (1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     (2)  The sum of all purchase payments made is $150,000.

     (3)  The HAV is $175,000.

     (4)  The basic Death Benefit is $200,000 [the greatest of (1), (2) and
          (3)].

Calculate the Enhanced Death Benefit:


     (5)  The Benefit Rate for an issue age of 55 is 40.0%.

     (6)  The Net Purchase Amount is $150,000.

     (7)  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     (8)  The Enhanced Death Benefit is $20,000 ([.40 x [$200,000 - $150,000]
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

     Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     (1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     (2)  The sum of all purchase payments made is $150,000.

     (3)  The HAV is $300,000.

     (4)  The basic Death Benefit is $600,000 [the greatest of (1), (2) and
          (3)].

Calculate the Enhanced Death Benefit:

     (5)  The Benefit Rate for an issue age of 55 is 40.0%.

     (6)  The Net Purchase Amount is $150,000.

     (7)  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     (8)  The Enhanced Death Benefit is $150,000 ([.40 x [$600,000 - $150,000]
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Enhanced Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

     (1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     (2)  The sum of all purchase payments made is $150,000.

     (3)  The HAV is $175,000.

     (4)  The basic Death Benefit is $175,000 [the greatest of (1), (2) and
          (3)].

Calculate the Enhanced Death Benefit:

     (5)  The Benefit Rate for an issue age of 55 is 40.0%.

     (6)  The Net Purchase Amount is $150,000.

     (7)  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     (8)  The Enhanced Death Benefit is $0 ([.40 x [$100,000 - $150,000] $0, but
          not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.

     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
P.O. Box 290680
Wethersfield, CT 06129-0680


Please send a Statement of Additional Information to me at the following address:

---------------------------------------------------------
Name

---------------------------------------------------------
Address

---------------------------------------------------------
City/State                          Zip Code






                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2003


        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS

                                   issued by:

         THE SAGE VARIABLE ANNUITY ACCOUNT A AND SAGE LIFE ASSURANCE OF
                                  AMERICA, INC.

                                                    Customer Service Center:
                                                    P.O. Box 290680
                                                    Wethersfield, CT  06129-0680
                                                    Telephone: (877) 835-7243
                                                            (Toll Free)

This Statement of Additional Information expands upon subjects we discussed in the current Prospectus for the Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts (the "Contracts" offered by Sage Life Assurance of America, Inc. ("we," "us," "our," "Sage Life," or the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-877-835-7243 (Toll Free) or by writing to our Customer Service Center at the above address. You may also obtain a copy of the Prospectus by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The terms we used in the current Prospectus for the Contracts are incorporated into and made a part of this Statement of Additional Information.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR
               THE CONTRACTS AND THE PROSPECTUSES FOR THE TRUSTS.



                       Statement of Additional Information

                                Table of Contents


                                                                            Page
                                                                          ----


Assignment................................................................

Change of Owner, Beneficiary, or Annuitant................................

Misstatement and Proof of Age, Sex or Survival............................

Incontestability..........................................................

Participation.............................................................

Beneficiary Designation...................................................

Tax Status of the Contracts...............................................
   Diversification Requirements...........................................
   Owner Control .........................................................
   Required Distributions from Non-Qualified Contracts ...................
   Multiple Contracts ....................................................
   Partial 1035 Exchanges ................................................
   Contracts Owned by Other Than Natural Persons .........................
   Tax Treatment of Assignments or Transfer of Ownership .................
   Gifting a Contract ....................................................
   Withdrawals - Investment Adviser Fees .................................
   Income Tax Withholding ................................................
   Taxation of Death Benefit Proceeds ....................................
   Taxation of Withdrawals - Non-Qualified Contracts .....................
   Delayed Annuity Payments ..............................................
   Qualified Contracts ...................................................
   Qualified Plans .......................................................
   Tax Treatment of Withdrawals - Qualified Contracts ....................
   Required Distributions ................................................

Calculation of Historical Performance Data................................
   Money Market Sub-Account Yields........................................
   Other Variable Sub-Account Yields......................................
   Average Annual Total Returns...........................................
   Other Total Returns....................................................
   Effect of the Annual Administration Charge on Performance Data.........
   Use of Indexes.........................................................
   Other Information......................................................

Income Payment Provisions.................................................
   Amount of Fixed Income Payments........................................
   Amount of Variable Income Payments.....................................
   Income Units...........................................................
   Income Unit Value......................................................
   Exchange of Income Units...............................................

Safekeeping of Account Assets.............................................

Legal Matters.............................................................

Other Information.........................................................

Financial Statements......................................................


ASSIGNMENT

     You may assign your Contract at any time before the Income Date. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


CHANGE OF OWNER, BENEFICIARY, OR ANNUITANT

     During your lifetime and while your Contract is in force, you can transfer ownership of your Contract, change the Beneficiary, or change the Annuitant. However, you cannot change the Annuitant after the Income Date. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary, or Annuitant will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A CHANGE IN OWNER MAY BE A TAXABLE EVENT AND MAY ALSO AFFECT THE AMOUNT OF DEATH BENEFIT PAYABLE UNDER YOUR CONTRACT.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

     We may require proof of age, sex, or survival of any person upon whose age, sex, or survival any payments depend. If the age or sex of the Annuitant has been misstated, or if the age of the Owner has been misstated, the benefits will be those that the Account Value applied would have provided for the correct age and sex. If we have made incorrect income payments, we will pay the amount of any underpayments. We will deduct the amount of any overpayment from future income payments.

INCONTESTABILITY

       Your Contract is incontestable from its Contract Date.

PARTICIPATION

     The Contracts do not participate in our surplus or profits, and we do not pay dividends on the Contracts.

BENEFICIARY DESIGNATION

     This is as shown in the application or Confirmation Form. It includes the name of the Beneficiary and the order and method of payment. If you name "estate" as a Beneficiary, it means the executors or administrators of your estate. If you name "children" of a person as a Beneficiary, only children born to or legally adopted by that person as of an Owner's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all Beneficiaries. We will incur no liability if we act on such affidavit.

TAX STATUS OF THE CONTRACTS

General

     NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

     Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

     Required Distributions from Non-Qualified Contracts. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that
(a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. The requirement in (b) will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. If the Contract is owned by a non- natural person, the death of the Annuitant will be treated as death of the Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Multiple Contracts

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.


Partial 1035 Exchanges

     Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service ("IRS") filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS. Due to the uncertainty in this area, you should consult your own tax adviser prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments or Transfer of Ownership

     An assignment, pledge or transfer of ownership of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign, pledge or transfer ownership of their Contracts.

     If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

     If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to a divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Withdrawals - Investment Adviser Fees

     The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser's fees will be considered taxable distributions from the Contract.

Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

     Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

     When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the Company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Taxation of Death Benefit Proceeds

     Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain optional death benefits (see the Prospectus) may be purchased under your Contract. The IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers death benefits, including the basic Death Benefit as well as the optional rider death benefit, which may exceed the greater of purchase payments or Account Value. If these death benefits are determined by the IRS as providing life insurance, the Contract may not qualify as an IRA (including Roth and SIMPLE
IRAS) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Tax Treatment of Withdrawals - Non-Qualified Contracts

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the basis. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Delayed Annuity Payments

     Although there is no guidance in the federal tax law as to when annuity payments must commence under a non-qualified contract, the IRS could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for federal tax purposes. If such was to occur, then the income under the contract could become currently taxable to the Owner.


Qualified Contracts

Qualified Plans

     The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some Qualified Plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     Individual Retirement Annuities (IRAs). Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax- deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs

     Section 408A of the Code provides that beginning in 1998, individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

     Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

     Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.


Pension and Profit-Sharing Plans

     Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the Qualified Contract. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), and 408 and 408A (Individual Retirement Annuities, including SIMPLE IRAs and Roth IRAs). The penalty is increased to 25% for distributions from a Simple IRA within the first two years of participation in the Plan. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an IRA made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an IRA made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a separation from service.

     With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Required Distributions

     Generally, distributions from a qualified plan must commence no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

     The IRS has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. One of these new regulations which is not currently in effect, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are awaiting clarification from the IRS on this regulation, including how the value of such benefits is determined and when the regulation will become effective. You should discuss the effect of these new regulations with your tax adviser. If you are required to take distributions from your Qualified Contract, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

MONEY MARKET SUB-ACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Variable Sub-Account investing in the AIM V.I. Money Market Fund (Series I Shares) (the "Money Market Sub-Account") of the AIM Variable Insurance Funds for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund.

     We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in Account Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Account Value reflects (1) net income from the Money Market Fund attributable to the hypothetical account; and (2) charges and deductions imposed under a Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the annual administration charge and the Asset-Based Charges. For purposes of calculating current yields for a Contract, an average per unit annual administration charge is used based on the $40 Annual Administration Charge. We calculate current yield according to the following formula:

Current Yield =           ((NCS - ES)/UV) (365/7)

Where:

NCS = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses attributable to the hypothetical account for the seven-day period.

UV = the unit value for the first day of the seven-day period.

Effective Yield =         (1+((NCS - ES)/UV))(365/7)-1

Where:

NCS = the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation
                          and income other than investment  income)   for   the
                          seven-day   period  attributable  to  a  hypothetical
                          account  having  a   balance of one Accumulation Unit.

ES = per unit expenses attributable to the hypothetical account for the seven-day period.


UV = the unit value for the first day of the seven-day period.


     Because of the charges and deductions imposed under the Contracts, the yield for the Money Market Sub-Account is lower than the yield for the Money Market Fund. Yield calculations do not take into account the surrender charge that we assess on certain withdrawals and surrender of Account Value.

     The current and effective yields on amounts held in the Money Market Sub-Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Sub-Account may also be presented for periods other than a seven-day period.

OTHER VARIABLE SUB-ACCOUNT YIELDS

     We compute the yield by: 1) dividing the net investment income of the Fund attributable to the Variable Sub-Account units less expenses allocated to a Variable Sub-Account for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; and then 3) compounding that yield for a six-month period; and then 4) multiplying that result by two (2). Expenses allocated to a Variable Sub-Account include the Annual Administration Charge and the Asset-Based Charges. The yield calculation assumes an annual administration charge of $40 per Contract deducted at the end of each Contract Year on the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, we use an average administration cost charge based on the average Account Value in the Variable Sub-Account to determine the amount of the charge attributable to the Variable Sub-Account for the 30-day or one-month period. We calculate the 30-day or one-month yield according to the following formula:


      Yield =      2 x ((((NI - ES)/(U x UV)) + 1)(6)-1)

      Where:

      NI = net income of the portfolio for the 30-day or one-month period attributable to the Variable Sub-Account's units.

      ES = expenses of the Variable Sub-Account for the 30-day or one-month period.

      U =          the average number of units outstanding.

      UV = the unit value at the close (highest) of the last day in the 30-day or one-month period.


     Because of the charges and deductions imposed under the Contracts, the yield for the Variable Sub-Account is lower than the yield for the corresponding Fund.

     The yield on amounts invested in the Variable Sub-Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Sub-Account's actual yield is affected by the types and quality of securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the surrender charge that is assessed on certain withdrawals and surrenders of Account Value.


AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Variable Sub-Accounts for various periods of time.

     When a Variable Sub-Account or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Otherwise, average annual total return will be shown from inception of the Variable Sub-Account. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the Surrender Value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate standard average annual total returns using Variable Sub-Account unit values which we calculate on each Business Day based on the performance of the Variable Sub-Account's underlying Fund. The calculation assumes that annual Asset-Based Charges of 1.40% during the first seven Contract Years (decreasing to 1.25% during Contract Years 8 and later) are deducted daily from the Variable Sub-Account. The calculation also assumes that the Annual Administration Charge is $40 per year per Contract deducted at the end of each Contract Year during the first seven Contract Years. For purposes of calculating average annual total return, we use an average per-dollar per-day annual administration charge attributable to the hypothetical account for the period. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. We may also include standard average annual total return without the optional benefit charges when we show standard average annual total return with the optional benefit charges. We calculate the total return according to the following formula:



      TR =                (ESV/P)(1/N)-1

      Where:

      TR = the average annual total return for the period.

     ESV = the Surrender Value of the hypothetical account at the end of the period.

       P = a hypothetical initial payment of $1,000.

       N = the number of years in the period.


      The total return figures would reflect the deduction of all the charges discussed above, and would reflect surrender charges because we assume that you make a complete surrender at the end of the time period. We would not reflect the deduction of any charges for the optional benefit riders. If we were to deduct the charges for these riders, the performance shown in the chart would be reduced.

     As described under "What Are the Expenses under a Contract - Asset-Based Charges," and Appendix C in the prospectus, effective May 1, 2001, we changed the way we calculate Asset-Based charges, which is a component of performance calculations. We calculate performance information for all periods as if the methodology used beginning May 1, 2001 for calculating Asset-Based Charges had been in effect from inception.

     We may also show non-standard average annual total returns. These returns may be calculated the same way as standard average total returns, except that the annual administrative charge and the surrender charge is not included in the calculations, or they may just show underlying fund fees and expenses. The performance would reflect hypothetical returns based on the actual performance of each underlying Fund. The performance would assume the deduction of the Asset-Based Charges, and fund management and operating expenses, but would not include the annual administrative charge, surrender charge or optional rider charges.

OTHER TOTAL RETURNS

     We may disclose cumulative total returns in conjunction with the standard formats described above. We will calculate the cumulative total returns using the following formula:


      CTR =               (ESV/P) - 1

      Where:

      CTR = The cumulative total return for the period.

      ESV = The ending Surrender Value of the hypothetical investment at the end of the period net of recurring charges.

        P = A hypothetical single payment of $1,000.


EFFECT OF THE ANNUAL ADMINISTRATION CHARGE ON PERFORMANCE DATA

     The Contracts provide for a $40 Annual Administration Charge (waived for Contracts with Account Value of at least $50,000, or beginning on and after the eighth Contract Year) that is deducted from the Sub-Accounts proportionately. For purposes of reflecting the Annual Administration Charge in yield and total return quotations, the average Account Value is assumed to be $30,000, so that the annual administration charge is .1333%.

USE OF INDEXES

     From time to time, we may present the performance of certain historical indexes in advertisements or sales literature. We may compare the performance of these indexes to the performance of certain Variable Sub-Accounts or Funds, or we may present without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which we may note in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Sub-Accounts. We also may cite other publications.

Broker World                                            Financial World
Across the Board                                        Advertising Age
American Banker                                         Barron's
Best's Review                                           Business Insurance
Business Month                                          Business Week
Changing Times                                          Consumer Reports
The Economist                                           Financial Planning
Forbes                                                  Fortune
Inc.                                                    Institutional Investor
Insurance Forum                                         Insurance Sales
Insurance Week                                          Journal of Accountancy
Journal of Financial Service Professionals              Journal of Commerce
Life Insurance Selling                                  Life Association News
MarketFacts                                             Manager's Magazine
National Underwriter                                    Money
Morningstar, Inc.                                       Nation's Business
New Choices (formerly 50 Plus)                          The New York Times
Pension World                                           Pensions & Investments
Rough Notes                                             Round the Table
U.S. Banker                                             VARDs
The Wall Street Journal                                 Working Woman

INCOME PAYMENT PROVISIONS

     AMOUNT OF FIXED INCOME PAYMENTS. On the Income Date, the amount you have chosen to apply to provide fixed income payments will be applied under the income plan you have chosen. The monthly income payment factor in effect on the Income Date times that amount and then divided by $1,000 will be the dollar amount of each monthly payment. Each of these payments are guaranteed and remain level throughout the period you selected.

     The monthly income payment factor used to determine the amount of the fixed income payments will not be less than the guaranteed minimum monthly income payment factor shown in your Contract.

     AMOUNT OF VARIABLE INCOME PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Income Payment Option 4, which we determine on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

     INCOME UNITS. On the Income Date, the number of Income Units for an applicable Variable Sub-Account is determined by multiplying (1) by (2), dividing the result by (3), and then dividing that result by (4) where:

     (1)  is the amount you have chosen to allocate to that Variable
          Sub-Account;

     (2)  is the monthly income payment factor for the income plan chosen;

     (3)  is $1,000; and

     (4) is the Income Unit value for the Variable Sub-Account for the Valuation Period ending on that date.

     INCOME UNIT VALUE. We calculate the value of an Income Unit at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying
(a) by (b), and then dividing by (c) where:

     (a)  is the Income Unit value for the immediately preceding Valuation
          Period;

     (b) is the "net investment factor" (as described in the prospectus) for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

     (c) is the daily equivalent of the assumed investment rate that you have selected and that is shown in your Contract for the number of days in the Valuation Period.


                ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE




1.    Net Investment Factor ........................................................................................1.00022253

2. Income Unit value for the immediately preceding Valuation
      Period.......................................................................................................10.00000000

3. Daily equivalent of the assumed investment rate for the number of days in the
      Valuation Period (assuming you select 3%)=(1.03(1/365)).......................................................1.00008099

4. Income Unit value for current Valuation Period
      [(1) x (2)]/(3)..............................................................................................10.00141533



                    ILLUSTRATION OF VARIABLE INCOME PAYMENTS


1.    Number of Accumulation Units.......................................................................................1,000

2.    Accumulation Unit value.......................................................................................10.0026116

3.    Account Value (1) x (2)........................................................................................10,002.61

4.    Minimum monthly income payment factor per $1,000 applied...........................................................10.50

5.    First monthly variable income payment [(3) x (4)]/$1,000..........................................................105.03

6.    Income Unit value............................................................................................10.00141533

7.    Number of Income Units (5)/(6)..................................................................................10.50151

8.    Assume Income Unit value at the end of the second month is.........................................................10.05
9.    Second monthly variable income payment (7) x (8)..................................................................105.54

10.   Assume Income Unit value at the end of the third month is..........................................................10.10

11. Third monthly variable income payment (7) x
(10)..................................................................106.07

     EXCHANGE OF INCOME UNITS. After the Income Date, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

     We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

LEGAL MATTERS

     All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by James F. Bronsdon, the Company's Vice President, Legal. Blazzard, Grodd & Hasenauer, P.C., Westport, CT, has provided advice on certain matters relating to the federal securities laws.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

     The financial statements for the Variable Account are provided below. Financial statements of the Company are presented in the Prospectus.

THE SAGE VARIABLE ANNUITY ACCOUNT A

Sage Life Assurance of America, Inc.

Years ended December 31, 2002 and 2001
with Report of Independent Auditors

                      Sage Life Assurance of America, Inc.

                       The Sage Variable Annuity Account A

                           December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors.......................................................................    1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity......................................................    2
Statements of Operations and Changes in Contract Owners' Equity......................................    3
Notes to Financial Statements........................................................................   18

                         Report of Independent Auditors

To the Board of Directors of
   Sage Life Assurance of America, Inc., and
   Contract Owners of The Sage Variable Annuity Account A

We have audited the accompanying statement of assets and contract owners' equity of The Sage Variable Annuity Account A (comprising, respectively, the following funds: Sage Money Market Fund, Sage (State Street) S&P 500 Equity Index Fund, Sage (State Street) Nasdaq-100 Index Fund, Sage (Eagle) All-Cap Growth Fund; AIM V.I. Government Securities Fund, AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Premier Equity Fund, AIM V.I. Global Utilities Fund, AIM V.I. New Technology Fund; Alger American Income & Growth Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; Colonial High Yield Securities Fund, variable series (merged into Columbia High Yield Fund, variable series, on April 14, 2003), Newport Tiger Fund, variable series, Colonial Small Cap Value Fund, variable series, Colonial Strategic Income Fund, variable series, Colonial U.S. Growth & Income Fund, variable series (renamed Liberty Growth & Income Fund, variable series), Colonial Strategic Income Fund, variable series, Liberty All-Star Equity Fund, variable series, Stein Roe Global Utilities Fund, variable series (merged into Colonial International Fund for Growth, variable series, on April 7, 2003 and renamed Columbia International Fund, variable series, Stein Roe Growth Stock Fund, variable series, Stein Roe Balanced Fund, variable series (renamed Liberty Asset Allocation Fund, variable series); First American International Portfolio, First American Small Cap Growth Portfolio, First American Technology Portfolio; INVESCO VIF Financial Services Fund, INVESCO VIF Growth Fund, INVESCO VIF Health Sciences Fund, INVESCO VIF Technology Fund, INVESCO VIF Telecommunications Fund; MFS Capital Opportunities Series, MFS High Income Series, , MFS Investors Trust Series, MFS Research Series, MFS Total Return Series, MFS Utilities Series; Morgan Stanley UIF Active International Allocation Portfolio, Morgan Stanley UIF Global Value Equity Portfolio, Morgan Stanley UIF Mid Cap Value Portfolio, Morgan Stanley UIF US Real Estate Portfolio, Morgan Stanley UIF Value Portfolio; Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Small Cap Fund/VA; Rydex Basic Materials Fund, Rydex Consumer Products Fund, Rydex Energy Fund, Rydex Energy Services Fund, Rydex Financial Services Fund, Rydex Health Care Fund, Rydex Leisure Fund, Rydex Precious Metals Fund, Rydex Retailing Fund, Rydex Technology Fund, Rydex Telecommunications Fund, Rydex Transportation Fund; T. Rowe Price Equity Income Portfolio, T. Rowe Price MidCap Growth Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio; Van Kampen LIT Emerging Growth Portfolio, Van Kampen LIT Growth & Income Portfolio), as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for the years ended December 31, 2002 and 2001.These financial statements are the responsibility of Sage Life Assurance of America, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a

March 29, 2002
reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Sage Variable Annuity Account A at December 31, 2002 and 2001 and the results of its operations and changes in contract owners' equity for the years then ended, in conformity with accounting principles generally accepted in the United States.

_________________, 2003

March 29, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY
                                DECEMBER 31, 2002

                                                                                                    CONTRACT
                                                                                                    OWNERS'
                                                      SHARES           COST            ASSETS        EQUITY
                                                    -----------    -------------   ------------   ------------
AIM Core Equity                                    $   178,523    $   3,295,429   $  3,028,651   $  3,028,651
AIM Global Utilities                                       812            7,560          7,888          7,888
AIM Government Securities                              767,880        9,248,754      9,502,384      9,502,384
AIM International Growth                               419,615        5,911,679      5,233,069      5,233,069
AIM Premier Equity                                     275,142        5,072,928      4,455,750      4,455,750
Alger American Income & Growth                         222,633        2,083,498      1,611,859      1,611,859
Alger American MidCap Growth                           202,303        3,173,371      2,518,664      2,518,664
Alger American Small Capitalization                    233,954        3,166,218      2,856,578      2,856,578
Colonial High Yield Securities, variable series          2,552           18,626         14,756         14,756
Colonial Small Cap Value, variable series                9,727          107,166        101,846        101,846
Colonial Strategic Income, variable series                 249            2,389          2,222          2,222
Colonial US Growth & Income, variable series             5,438           90,956         65,095         65,095
First American International                           250,100        1,339,537      1,212,099      1,212,099
First American Small Cap Growth                        135,989          862,693        792,810        792,810
First American Technology                               33,860           74,100         54,171         54,171
INVESCO VIF Financial Services                         207,941        2,267,368      2,183,378      2,183,378
INVESCO VIF Growth                                     126,658          810,329        597,821        597,821
INVESCO VIF Health Sciences                             66,956        1,020,922        920,643        920,643
INVESCO VIF Technology                                 217,695        1,864,990      1,778,561      1,778,561
Liberty - All-Star Equity, variable series                 173            1,374          1,348          1,348
MFS Capital Opportunities                               74,948          873,962        714,246        714,246
MFS High Income                                        682,296        5,879,649      6,015,250      6,015,250
MFS Investors Trust                                     52,744          836,553        710,463        710,463
MFS Research                                            60,198          821,931        648,926        648,926
MFS Total Return                                       374,192        6,761,396      6,413,654      6,413,654
MFS Utilities                                           18,540          210,614        222,109        222,109
Morgan Stanley UIF Global Value Equity                  69,009          802,658        679,041        679,041
Morgan Stanley UIF MidCap Value                        198,413        2,469,389      2,079,373      2,079,373
Morgan Stanley UIF Value                               122,392        1,427,381      1,203,096      1,203,096
Morgan Stanley UIF US Real Estate                       71,079          825,691        805,328        805,328
Newport Tiger, variable series                           2,372            4,836          3,439          3,439
Oppenheimer - Bond                                     840,068        9,129,536      9,499,013      9,499,013
Oppenheimer  - Capital Appreciation                    105,330        3,027,204      2,803,876      2,803,876
Oppenheimer -Global Securities                          14,461          261,873        254,659        254,659
Oppenheimer  - Main Street Small Cap                   129,550        1,379,655      1,206,109      1,206,109
Rydex Basic Materials                                    4,952          101,891        104,246        104,246
Rydex Consumer Products                                 96,489        2,359,418      2,350,474      2,350,474
Rydex Energy                                            78,564        1,375,404      1,433,791      1,433,791
Rydex Energy Services                                    1,578           20,597         22,694         22,694
Rydex Health Care                                       98,847        1,853,226      1,849,417      1,849,417
Rydex Leisure                                              433            6,778          6,670          6,670
Rydex Precious Metals                                  105,773          662,790        749,931        749,931
Rydex Retailing                                         79,291        1,607,927      1,529,528      1,529,528
Rydex Telecommunications                                21,357          260,848        291,090        291,090
Rydex Transportation                                    79,084        1,669,331      1,704,252      1,704,252
Sage (Eagle) All Cap Growth                            250,072        1,531,426      1,215,345      1,215,345
Sage Money Market                                   18,904,724       18,904,723     18,904,717     18,904,717
Sage (State Street) Nasdaq 100 Index                   405,841        1,490,179      1,107,942      1,107,942
Sage (State Street) S&P 500 Equity Index               966,487        7,788,750      6,543,116      6,543,116
Stein Roe - Balanced, variable series                    1,452           20,200         17,232         17,232
Stein Roe - Global Utilities, variable series            1,528           19,358         13,861         13,861
Stein Roe - Growth Stock, variable series                2,324           73,097         45,264         45,264
T. Rowe Price - Equity Income                           51,953          990,935        849,973        849,973
T. Rowe Price - Mid Cap Growth                          33,847          581,598        486,725        486,725
T. Rowe Price - Personal Strategy Balanced              39,610          569,606        523,648        523,648
Van Kampen LIT Emerging Growth                          17,783          400,387        338,762        338,762
Van Kampen LIT Growth & Income                         126,535        1,847,117      1,701,613      1,701,613
                                                   -------------------------------------------   ------------
TOTAL ASSETS                                        27,542,316    $ 119,267,801   $111,988,466   $111,988,466
                                                   ===========================================   ============

See notes to financial statements

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                       AIM CORE EQUITY          AIM GLOBAL UTILITIES       AIM GOVERNMENT SECURITIES
                                 -------------------------------------------------------------------------------------
                                    2002           2001            2002         2001          2002             2001
                                 -------------------------------------------------------------------------------------
Income:
  Dividends                      $ 11,158.00    $    924.00    $     275.00    $     -    $ 177,840.00     $127,814.00
   Interest income
Expenses:
  Policy charges                     (42,680)       (10,793)            (24)         -        (128,841)        (23,882)
                                 -------------------------------------------------------------------------------------
Net investment income (loss)         (31,522)        (9,869)            251          -          48,999         103,932

Net realized gain (loss)            (256,257)       (62,083)              -          -         267,983          27,880
Unrealized gain (loss)              (226,445)       (31,132)            169          -         350,719         (87,614)
                                 -------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                   (514,224)      (103,084)            420          -         667,701          44,198

Changes from principal
  transactions:
    Purchase payments                451,465        919,221               -          -       1,093,209       1,544,141
    Transfers between sub-
      accounts                     1,728,947      1,048,530           7,468          -       5,375,551       3,200,964
     Death claims                   (107,773)       (11,487)              -          -        (274,668)              -
    Withdrawals                     (472,713)       (44,301)              -          -      (2,164,675)        (65,316)
    Annual contract fee                 (766)             -               -          -          (1,903)              -
                                 -------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions      1,599,160      1,911,963           7,468          -       4,027,514       4,679,789
                                 -------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          1,084,936      1,808,879           7,888                  4,695,215       4,723,987
Contract owners' equity at
  beginning of period              1,943,715        134,836               -          -       4,807,169          83,182
                                 -------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $ 3,028,651    $ 1,943,715    $      7,888               $  9,502,384     $ 4,807,169
                                 =====================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                  AIM INTERNATIONAL GROWTH       AIM NEW TECHNOLOGY            AIM PREMIER EQUITY
                                 -------------------------------------------------------------------------------------
                                    2002           2001            2002         2001          2002             2001
                                 -------------------------------------------------------------------------------------
Income:
  Dividends                      $ 33,642.00    $ 78,169.00    $          -    $     -    $  17,750.00     $ 38,136.00
   Interest income
Expenses:
  Policy charges                     (69,834)       (21,129)           (150)         -         (49,479)        (13,295)
                                 -------------------------------------------------------------------------------------
Net investment income (loss)         (36,192)        57,040            (150)         -         (31,729)         24,841

Net realized gain (loss)            (118,187)        17,944         (10,344)         -        (442,847)        (76,104)
Unrealized gain (loss)              (596,954)       (23,808)            502          -        (549,249)        (36,571)
                                 -------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                   (751,333)        51,176          (9,992)         -      (1,023,825)        (87,834)

Changes from principal
  transactions:
    Purchase payments              1,068,848      1,244,980          37,687          -         553,493         688,185
    Transfers between sub-
      accounts                     2,766,820      1,476,142         (27,601)         -       3,574,413         971,921
     Death claims                    (37,805)        (2,318)              -          -        (152,775)              -
    Withdrawals                     (723,079)       (58,717)            (91)         -        (277,496)       (111,889)
    Annual contract fee               (1,486)             -               -          -          (1,185)              -
                                 -------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions      3,073,298      2,660,087           9,995          -       3,696,450       1,548,217
                                 -------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          2,321,965      2,711,263               3                  2,672,625       1,460,383
Contract owners' equity at
  beginning of period              2,911,103        199,840               -          -       1,783,125         322,742
                                 -------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $ 5,233,068    $ 2,911,103    $          3               $  4,455,750     $ 1,783,125
                                 =====================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                 ALGER AMERICAN INCOME AND         ALGER AMERICAN MIDCAP            ALGER AMERICAN SMALL
                                           GROWTH                          GROWTH                      CAPITALIZATION
                                 -----------------------------------------------------------------------------------------
                                     2002           2001           2002             2001              2002          2001
                                 -----------------------------------------------------------------------------------------
Income:
  Dividends                      $ 12,330.00    $ 19,379.00    $          -    $   321,485.00     $         -    $   93.00
   Interest income
Expenses:
  Policy charges                     (26,369)        (8,781)        (50,386)          (17,254)        (26,192)      (3,136)
                                 -----------------------------------------------------------------------------------------
Net investment income (loss)         (14,039)        10,598         (50,386)          304,231         (26,192)      (3,043)

Net realized gain (loss)            (228,469)       (44,590)       (678,676)         (196,379)       (158,992)     (47,205)
Unrealized gain (loss)              (457,963)       (12,738)       (573,701)          (61,287)       (300,135)       3,371
                                 -----------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                   (700,471)       (46,730)     (1,302,763)           46,565        (485,319)     (46,877)

Changes from principal
  transactions:
    Purchase payments                467,847        575,784         979,200           911,208         475,743      168,099
    Transfers between sub-
      accounts                       562,510        870,978         308,112         1,624,871       2,608,672      194,625
     Death claims                     (9,962)        (8,899)        (22,057)           (3,399)         (4,283)           -
    Withdrawals                     (156,704)       (48,619)       (277,544)          (72,099)       (157,411)     (18,757)
    Annual contract fee                 (582)             -            (818)                -            (612)           -
                                 -----------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions        863,109      1,389,244         986,893         2,460,581       2,922,109      343,967
                                 -----------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity            162,638      1,342,514        (315,870)        2,507,146       2,436,790      297,090
Contract owners' equity at
  beginning of period              1,449,221        106,707       2,834,535           327,389         419,788      122,698
                                 -----------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $ 1,611,859    $ 1,449,221    $  2,518,665    $    2,834,535     $ 2,856,578    $ 419,788
                                 =========================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                    COLONIAL HIGH YIELD
                                         SECURITIES               COLONIAL SMALL CAP VALUE        COLONIAL STRATEGIC INCOME
                                 ------------------------------------------------------------------------------------------
                                    2002           2001            2002             2001              2002          2001
                                 ------------------------------------------------------------------------------------------
Income:
  Dividends                      $  3,227.00    $  2,027.00    $   5,322.00    $     1,904.00     $    461.00    $   283.00
   Interest income
Expenses:
  Policy charges                        (234)          (315)         (1,742)           (1,141)            (37)          (63)
                                 ------------------------------------------------------------------------------------------
Net investment income (loss)           2,993          1,712           3,580               763             424           220

Net realized gain (loss)              (1,212)        (3,600)          1,234             1,960            (178)         (325)
Unrealized gain (loss)                  (611)        (1,238)        (10,351)            1,954             210            (2)
                                 ------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                      1,170         (3,126)         (5,537)            4,677             456          (107)

Changes from principal
  transactions:
    Purchase payments                      -         (4,143)              -             6,799               -             -
    Transfers between sub-
      accounts                             -          6,490         (14,511)          102,244               -          (477)
     Death claims                          -              -               -                 -               -             -
    Withdrawals                       (5,306)        (8,623)        (10,302)                -          (1,194)       (4,500)
    Annual contract fee                  (49)             -             (16)                -              (9)            -
                                 ------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions         (5,355)        (6,276)        (24,829)          109,043          (1,203)       (4,977)
                                 ------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity             (4,185)        (9,402)        (30,366)          113,720            (747)       (5,084)
Contract owners' equity at
  beginning of period                 18,941         28,343         132,212            18,492           2,967         8,051
                                 ------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $    14,756    $    18,941    $    101,846    $      132,212     $     2,220    $    2,967
                                 ==========================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                    COLONIAL US GROWTH &             FIRST AMERICAN            FIRST AMERICAN SMALL CAP
                                           INCOME                    INTERNATIONAL                     GROWTH
                                 ---------------------------------------------------------------------------------------
                                    2002            2001           2002           2001            2002           2001
                                 ---------------------------------------------------------------------------------------
Income:
  Dividends                      $  7,699.00    $ 14,034.00    $         -     $    76.00      $       -      $        -
   Interest income
Expenses:
  Policy charges                      (1,087)        (1,732)        (9,664)           (28)        (6,547)            (15)
                                 ---------------------------------------------------------------------------------------
Net investment income (loss)           6,612         12,302         (9,664)            48         (6,547)            (15)

Net realized gain (loss)              (4,038)       (10,514)         1,620              -        (31,000)              1
Unrealized gain (loss)               (16,289)        (9,303)      (124,809)           269        (72,219)            398
                                 ---------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                    (13,715)        (7,515)      (132,853)           317       (109,766)            384

Changes from principal
  transactions:
    Purchase payments                      -         50,902        304,805         13,860        134,596           2,060
    Transfers between sub-
      accounts                             -        (46,306)     1,038,134          2,112        740,867          32,097
     Death claims                          -              -              -              -              -               -
    Withdrawals                      (14,128)        (2,997)       (14,217)             -         (7,385)              -
    Annual contract fee                  (10)             -            (59)             -            (43)              -
                                 ---------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions        (14,138)         1,599      1,328,663         15,972        868,035          34,157
                                 ---------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity            (27,853)        (5,916)     1,195,810         16,289        758,269          34,541
Contract owners' equity at
  beginning of period                 92,948         98,864         16,289              -         34,541               -
                                 ---------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $    65,095    $    92,948    $ 1,212,099     $   16,289      $ 792,810      $   34,541
                                 =======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                                                         INVESCO VIF FINANCIAL
                                          FIRST AMERICAN TECHNOLOGY           SERVICES             INVESCO VIF GROWTH
                                         -------------------------------------------------------------------------------
                                             2002          2001           2002         2001        2002          2001
                                         -------------------------------------------------------------------------------
Income:
  Dividends                              $          -   $        -    $ 14,320.00    $ 851.00   $ (2,584.00)   $       -
   Interest income
Expenses:
  Policy charges                                 (941)          (9)       (14,166)       (887)       (8,799)      (2,216)
                                         -------------------------------------------------------------------------------
Net investment income (loss)                     (941)          (9)           154         (36)      (11,383)      (2,216)

Net realized gain (loss)                      (11,903)           1        (13,113)     (9,967)      (73,769)     (27,301)
Unrealized gain (loss)                        (19,225)         107        (95,182)      9,816      (221,736)      21,114
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                             (32,069)          99       (108,141)       (187)     (306,888)      (8,403)

Changes from principal
  transactions:
    Purchase payments                          35,559        1,860      1,311,862      40,751        68,476      226,582
    Transfers between sub-
      accounts                                 48,436        1,421        802,311     173,460       386,512      279,318
     Death claims                                   -            -              -           -       (16,091)           -
    Withdrawals                                (1,114)           -        (34,981)     (1,636)      (29,912)      (1,587)
    Annual contract fee                           (21)           -            (61)          -          (186)           -
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                  82,860        3,281      2,079,131     212,575       408,799      504,313
                                         -------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                      50,791        3,380      1,970,990     212,388       101,911      495,910
Contract owners' equity at
  beginning of period                           3,380            -        212,388           -       495,910            -
                                         -------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $     54,171   $    3,380    $ 2,183,378    $212,388   $   597,821    $ 495,910
                                         ===============================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                             INVESCO VIF HEALTH                                        INVESCO VIF
                                                  SCIENCES            INVESCO VIF TECHNOLOGY       TELECOMMUNICATIONS
                                         -------------------------------------------------------------------------------
                                              2002         2001          2002          2001        2002          2001
                                         -------------------------------------------------------------------------------
Income:
  Dividends                              $          -   $ 1,643.00    $         -    $      -   $         -    $       -
   Interest income
Expenses:
  Policy charges                              (14,555)      (1,926)       (11,725)       (844)          (11)           -
                                         -------------------------------------------------------------------------------
Net investment income (loss)                  (14,555)        (283)       (11,725)       (844)          (11)           -

Net realized gain (loss)                     (137,566)      (1,559)      (137,959)     (9,250)         (124)           -
Unrealized gain (loss)                       (107,106)       7,223       (101,469)     12,944            92            -
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                            (259,227)       5,381       (251,153)      2,850           (43)           -

Changes from principal
  transactions:
    Purchase payments                         383,170      180,367      1,131,979      75,880         5,008            -
    Transfers between sub-
      accounts                                364,853      314,079        707,957     159,480        (4,965)           -
     Death claims                                   -            -        (11,659)          -             -            -
    Withdrawals                               (63,384)      (4,405)       (35,222)     (1,503)            -            -
    Annual contract fee                          (191)           -            (48)          -             -            -
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                 684,448      490,041      1,793,007     233,857            43            -
                                         -------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                     425,221      495,422      1,541,854     236,707             -            -
Contract owners' equity at
  beginning of period                         495,422            -        236,707           -             -            -
                                         -------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $    920,643   $  495,422    $ 1,778,561    $236,707   $         -
                                         ===============================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                         LIBERTY - ALL-STAR EQUITY    MFS CAPITAL OPPORTUNITIES      MFS HIGH INCOME
                                         -------------------------------------------------------------------------------
                                             2002          2001           2002          2001       2002          2001
                                         -------------------------------------------------------------------------------
Income:
  Dividends                              $      19.00   $   112.00    $    435.00   $9,582.00   $ 49,275.00    $3,142.00
   Interest income
Expenses:
  Policy charges                                  (22)         (46)       (12,516)     (4,164)      (25,174)      (2,641)
                                         -------------------------------------------------------------------------------
Net investment income (loss)                       (3)          66        (12,081)      5,418        24,101          501

Net realized gain (loss)                         (275)        (237)      (145,782)    (62,201)      (44,988)      (5,940)
Unrealized gain (loss)                           (141)         (59)      (169,447)     16,338       136,086        1,634
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                                (419)        (230)      (327,310)    (40,445)      115,199       (3,805)

Changes from principal
  transactions:
    Purchase payments                               -          102        208,854     284,898       989,730      246,903
    Transfers between sub-
      accounts                                 (3,917)       5,478        235,773     395,304     4,634,317      200,272
     Death claims                                   -            -              -           -       (10,352)           -
    Withdrawals                                  (257)           -        (85,384)    (29,132)     (168,362)      (2,789)
    Annual contract fee                            (8)           -           (270)          -          (184)           -
                                         -------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                  (4,182)       5,580        358,973     651,070     5,445,149      444,386
                                         -------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                      (4,601)       5,350         31,663     610,625     5,560,348      440,581
Contract owners' equity at
  beginning of period                           5,949          599        682,583      71,958       454,902       14,321
                                         -------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $      1,348   $    5,949    $   714,246   $ 682,583   $ 6,015,250    $ 454,902
                                         ===============================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                             MFS INVESTORS TRUST             MFS RESEARCH               MFS TOTAL RETURN
                                         --------------------------------------------------------------------------------------
                                              2002         2001          2002           2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $   3,598.00   $ 9,143.00    $  2,628.00    $27,689.00    $171,384.00       $19,504.00
   Interest income
Expenses:
  Policy charges                              (10,967)      (4,722)       (12,849)       (7,459)       (88,045)         (25,525)
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                   (7,369)       4,421        (10,221)       20,230         83,339           (6,021)

Net realized gain (loss)                      (59,466)     (26,492)      (100,405)     (105,019)      (107,380)         (27,257)
Unrealized gain (loss)                       (117,461)      (7,895)      (167,167)        4,598       (413,011)          63,325
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                            (184,296)     (29,966)      (277,793)      (80,191)      (437,052)          30,047

Changes from principal
  transactions:
    Purchase payments                         125,056      341,818        161,164       533,857        809,226        1,685,672
    Transfers between sub-
      accounts                                211,110      247,740        (94,022)      526,675      2,303,877        2,591,478
     Death claims                                   -       (8,678)       (43,413)            -        (15,024)          (4,024)
    Withdrawals                               (92,913)     (18,237)       (87,491)      (98,453)      (584,073)         (85,282)
    Annual contract fee                          (190)           -           (333)            -         (1,667)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                 243,063      562,643        (64,095)      962,079      2,512,339        4,187,844
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                      58,767      532,677       (341,888)      881,888      2,075,287        4,217,891
Contract owners' equity at
  beginning of period                         651,696      119,019        990,814       108,926      4,338,367          120,476
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $    710,463   $  651,696    $   648,926    $  990,814    $ 6,413,654       $4,338,367
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                                                      MORGAN STANLEY UIF GLOBAL         MORGAN STANLEY UIF
                                                MFS UTILITIES               VALUE EQUITY                   MIDCAP VALUE
                                         --------------------------------------------------------------------------------------
                                              2002         2001          2002           2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $          -   $        -    $ 16,658.00    $19,679.00    $         -       $   287.00
   Interest income
Expenses:
  Policy charges                               (1,109)           -        (25,445)       (8,934)       (28,569)          (5,096)
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                   (1,109)           -         (8,787)       10,745        (28,569)          (4,809)

Net realized gain (loss)                       (2,227)           -        (51,946)      (10,807)      (176,481)         (17,868)
Unrealized gain (loss)                         11,322            -       (111,836)      (12,776)      (446,440)          61,723
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                               7,986            -       (172,569)      (12,838)      (651,490)          39,046

Changes from principal
  transactions:
    Purchase payments                         172,512            -        541,890       613,284        725,500          345,232
    Transfers between sub-
      accounts                                 43,417            -     (1,465,072)    1,318,996      1,094,551          710,098
     Death claims                                   -            -        (16,304)            -        (20,906)               -
    Withdrawals                                (1,806)           -       (113,066)      (28,558)      (160,792)         (15,848)
    Annual contract fee                             -            -           (302)            -           (605)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                 214,123            -     (1,052,854)    1,903,722      1,637,748        1,039,482
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                     222,109            -     (1,225,423)    1,890,884        986,258        1,078,528
Contract owners' equity at
  beginning of period                               -            -      1,904,464        13,580      1,093,115           14,587
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $    222,109                 $   679,041    $1,904,464    $ 2,079,373       $1,093,115
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                           MORGAN STANLEY UIF US
                                                REAL ESTATE           MORGAN STANLEY UIF VALUE            NEWPORT TIGER
                                         --------------------------------------------------------------------------------------
                                             2002          2001          2002           2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $  37,150.00   $        -    $ 13,157.00    $19,867.00    $     90.00       $    44.00
   Interest income
Expenses:
  Policy charges                               (2,980)           -        (18,633)       (2,130)           (55)          (1,345)
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                   34,170            -         (5,476)       17,737             35           (1,301)

Net realized gain (loss)                       (1,414)           -       (133,613)       (6,899)          (147)          67,919
Unrealized gain (loss)                        (20,676)           -       (222,092)       (3,782)          (592)          15,571
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                              12,080            -       (361,181)        7,056           (704)          82,189

Changes from principal
  transactions:
    Purchase payments                         228,144            -        303,701       112,193              -          270,000
    Transfers between sub-
      accounts                                570,390            -      1,021,255       419,812              -         (355,923)
     Death claims                                   -            -       (120,687)       (9,250)             -                -
    Withdrawals                                (5,286)           -       (178,044)       (1,253)          (936)               -
    Annual contract fee                             -            -           (338)            -            (11)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions                 793,248            -      1,025,887       521,502           (947)         (85,923)
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                     805,328            -        664,706       528,558         (1,651)          (3,734)
Contract owners' equity at
  beginning of period                               -            -        538,390         9,832          5,090            8,824
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $    805,328                 $ 1,203,096    $  538,390    $     3,439       $    5,090
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                                                        OPPENHEIMER - CAPITAL           OPPENHEIMER - GLOBAL
                                             OPPENHEIMER - BOND             APPRECIATION                     SECURITIES
                                         --------------------------------------------------------------------------------------
                                             2002          2001          2002           2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $ 408,183.00   $17,051.00    $ 10,937.00    $30,398.00    $         -       $        -
   Interest income
Expenses:
  Policy charges                             (111,807)     (18,991)       (37,064)      (11,110)        (1,115)               -
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                  296,376       (1,940)       (26,127)       19,288         (1,115)               -

Net realized gain (loss)                      (40,736)      10,869       (549,043)      (98,224)        (6,034)               -
Unrealized gain (loss)                        356,852       (6,267)      (233,876)       23,078         (7,841)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                             612,492        2,662       (809,046)      (55,858)       (14,990)               -

Changes from principal
  transactions:
    Purchase payments                       1,696,719    1,184,707        651,582       508,420        163,806                -
    Transfers between sub-
      accounts                              5,041,434    2,561,603      1,386,135     1,135,493        108,827                -
     Death claims                             (45,804)      (1,857)             -        (3,935)             -                -
    Withdrawals                            (1,650,604)     (34,480)      (111,760)     (113,688)        (2,984)               -
    Annual contract fee                        (1,656)           -           (713)            -              -                -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions               5,040,089    3,709,973      1,925,244     1,526,290        269,649                -
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                   5,652,581    3,712,635      1,116,198     1,470,432        254,659                -
Contract owners' equity at
  beginning of period                       3,846,432      133,797      1,687,678       217,246              -                -
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $  9,499,013   $3,846,432    $ 2,803,876    $1,687,678    $   254,659
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

        Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001


                                         OPPENHEIMER - MAIN STREET
                                                  SMALL CAP             RYDEX BASIC MATERIAL         RYDEX CONSUMER PRODUCTS
                                         --------------------------------------------------------------------------------------
                                             2002         2001           2002           2001          2002             2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $          -   $        -    $    225.00    $        -    $    895.00       $        -
   Interest income
Expenses:
  Policy charges                              (16,379)      (2,181)          (683)            -         (9,401)               -
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                  (16,379)      (2,181)          (458)            -         (8,506)               -

Net realized gain (loss)                      (16,548)     (14,518)       (10,797)            -         (8,967)               -
Unrealized gain (loss)                       (207,556)      41,992          2,379             -         (8,588)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                            (240,483)      25,293         (8,876)            -        (26,061)               -

Changes from principal
  transactions:
    Purchase payments                         513,620      144,697        103,431             -      1,157,257                -
    Transfers between sub-
      accounts                                601,580      222,471         11,145             -      1,237,642                -
     Death claims                             (13,741)           -              -             -              -                -
    Withdrawals                              (100,671)      (4,560)        (1,454)            -        (18,364)               -
    Annual contract fee                          (235)           -              -             -              -                -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions               1,000,553      362,608        113,122             -      2,376,535                -
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                     760,070      387,901        104,246             -      2,350,474                -
Contract owners' equity at
  beginning of period                         446,039       58,138              -             -              -                -
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $  1,206,109   $  446,039    $   104,246                  $ 2,350,474
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                               RYDEX ENERGY            RYDEX ENERGY SERVICES        RYDEX FINANCIAL SERVICES
                                         --------------------------------------------------------------------------------------
                                             2002          2001          2002           2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $          -   $        -    $         -    $        -    $  1,311.00       $        -
   Interest income
Expenses:
  Policy charges                               (6,046)           -            (90)            -         (1,176)               -
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                   (6,046)           -            (90)            -            135                -

Net realized gain (loss)                       (8,294)           -              8             -        (40,591)               -
Unrealized gain (loss)                         57,484            -          1,910             -            (19)               -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                              43,144            -          1,828             -        (40,475)               -

Changes from principal
  transactions:
    Purchase payments                         788,839            -          6,817             -        253,237                -
    Transfers between sub-
      accounts                                614,260            -         14,049             -       (211,968)               -
     Death claims                                   -            -              -             -              -                -
    Withdrawals                               (12,452)           -              -             -           (791)               -
    Annual contract fee                             -            -              -             -              -                -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions               1,390,647            -         20,866             -         40,478                -
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                   1,433,791            -         22,694             -              3                -
Contract owners' equity at
  beginning of period                               -            -              -             -              -                -
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $  1,433,791                 $    22,694                  $         3
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                             RYDEX HEALTH CARE               RYDEX LEISURE            RYDEX PRECIOUS METALS
                                         --------------------------------------------------------------------------------------
                                             2002          2001           2002          2001          2002              2001
                                         --------------------------------------------------------------------------------------
Income:
  Dividends                              $     899.00   $        -    $         -    $        -    $         -       $        -
   Interest income
Expenses:
  Policy charges                               (7,826)           -            (66)            -         (2,676)               -
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                   (6,927)           -            (66)            -         (2,676)               -

Net realized gain (loss)                       (2,532)           -           (724)            -          8,188                -
Unrealized gain (loss)                         (4,471)           -           (103)            -         86,431                -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                             (13,930)           -           (893)            -         91,943                -

Changes from principal
  transactions:
    Purchase payments                       1,064,064            -         10,631             -        301,792                -
    Transfers between sub-
      accounts                                814,325            -         (3,017)            -        361,744                -
     Death claims                                   -            -              -             -              -                -
    Withdrawals                               (15,042)           -            (51)            -         (5,548)               -
    Annual contract fee                             -            -              -             -              -                -
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions               1,863,347            -          7,563             -        657,988                -
                                         --------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                   1,849,417            -          6,670             -        749,931                -
Contract owners' equity at
  beginning of period                               -            -              -             -              -                -
                                         --------------------------------------------------------------------------------------

Contract owners equity at end
  of period                              $  1,849,417                 $     6,670                  $   749,931
                                         ======================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                     RYDEX RETAILING                 RYDEX TECHNOLOGY                RYDEX TELECOMMUNICATIONS
                                 ------------------------------------------------------------------------------------------------
                                     2002         2001            2002              2001              2002              2001
                                 ------------------------------------------------------------------------------------------------
Income:
  Dividends                      $ 24,105.00    $       -    $    21,411.00     $           -     $           -     $           -
   Interest income
Expenses:
  Policy charges                      (7,519)           -              (867)                -            (1,945)                -
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)          16,586            -            20,544                 -            (1,945)                -

Net realized gain (loss)             (37,976)           -           (79,307)                -            (9,108)                -
Unrealized gain (loss)               (83,622)           -              (549)                -            29,476                 -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                   (105,012)           -           (59,312)                -            18,423                 -

Changes from principal
  transactions:
    Purchase payments              1,129,561            -           169,986                 -           280,607                 -
    Transfers between sub-
      accounts                       518,589            -          (110,003)                -            (5,186)                -
     Death claims                          -            -                 -                 -                 -                 -
    Withdrawals                      (13,610)           -              (665)                -            (2,754)                -
    Annual contract fee                    -            -                 -                 -                 -                 -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions      1,634,540            -            59,318                 -           272,667                 -
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          1,529,528            -                 6                 -           291,090                 -
Contract owners' equity at
  beginning of period                      -            -                 -                 -                 -                 -
                                 ------------------------------------------------------------------------------------------------
Contract owners equity at end
  of period                      $ 1,529,528                 $            6                       $     291,090
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                                                                                       SAGE (EAGLE) ALL CAP
                                   RYDEX TRANSPORTATION         SAGE ADVISORS - EAFE INDEX                    GROWTH
                                 ------------------------------------------------------------------------------------------------
                                     2002         2001           2002               2001               2002              2001
                                 ------------------------------------------------------------------------------------------------
Income:
  Dividends                      $         -    $       -    $            -     $           -     $           -     $           -
   Interest income
Expenses:
  Policy charges                      (7,725)           -                 -              (297)          (18,504)           (3,241)
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)          (7,725)           -                 -              (297)          (18,504)           (3,241)

Net realized gain (loss)             (18,589)           -                 -              (715)          (48,893)          (13,812)
Unrealized gain (loss)                32,365            -                 -             3,115          (326,713)           18,273
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                      6,051            -                 -             2,103          (394,110)            1,220

Changes from principal
  transactions:
    Purchase payments              1,101,430            -                 -             9,602           142,015           134,191
    Transfers between sub-
      accounts                       611,538            -                 -           (44,539)          988,472           408,458
     Death claims                          -            -                 -                 -                 -                 -
    Withdrawals                      (14,767)           -                 -                 -           (81,382)           (7,808)
    Annual contract fee                    -            -                 -                 -              (230)                -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions      1,698,201            -                 -           (34,937)        1,048,875           534,841
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          1,704,252            -                 -           (32,834)          654,765           536,061
Contract owners' equity at
  beginning of period                      -            -                 -            32,834           560,580            24,519
                                 ------------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $ 1,704,252                 $            -     $          (0)    $   1,215,345     $     560,580
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                                                SAGE (STATE STREET) NASDAQ            SAGE (STATE STREET) S&P
                                      SAGE MONEY MARKET                  100 INDEX                        500 EQUITY INDEX
                                 -------------------------------------------------------------------------------------------------
                                     2002            2001           2002             2001              2002              2001
                                 -------------------------------------------------------------------------------------------------
Income:
  Dividends                      $144,037.00    $  119,288.00    $         -    $           -     $  111,930.00     $   42,082.00
   Interest income
Expenses:
  Policy charges                    (205,931)         (62,416)       (21,891)          (4,585)          (97,706)          (17,335)
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)         (61,894)          56,872        (21,891)          (4,585)           14,224            24,747

Net realized gain (loss)                   -                -       (301,920)         (37,976)         (495,989)          (43,735)
Unrealized gain (loss)                  (938)           4,146       (378,396)          12,059        (1,220,320)          (39,240)
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                    (62,832)          61,018       (702,207)         (30,502)       (1,702,085)          (58,228)

Changes from principal
  transactions:
    Purchase payments             23,218,666       16,949,559        686,102          571,517         2,238,002         1,615,378
    Transfers between sub-
      accounts                    (3,761,920)      (7,075,692)       270,620          421,498         2,545,740         2,331,171
     Death claims                  (197,835)          (92,743)        (3,702)               -           (52,132)           (7,128)
    Withdrawals                   (7,872,606)      (2,947,322)       (68,041)         (79,493)         (421,770)          (44,622)
    Annual contract fee               (2,753)               -           (268)               -            (1,344)                -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions     11,383,552        6,833,802        884,711          913,522         4,308,496         3,894,799
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity         11,320,720        6,894,820        182,504          883,020         2,606,411         3,836,571
Contract owners' equity at
  beginning of period              7,583,998          689,178        925,438           42,418         3,936,705           100,134
                                 ------------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $18,904,718    $   7,583,998    $ 1,107,942    $     925,438     $   6,543,116     $   3,936,705
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001


                                     STEIN ROE - BALANCED        STEIN ROE - GLOBAL UTILITIES         STEIN ROE - GROWTH STOCK
                                 -------------------------------------------------------------------------------------------------
                                     2002           2001             2002           2001               2002              2001
                                 -------------------------------------------------------------------------------------------------
Income:
  Dividends                      $    877.00    $      410.00    $  1,413.00    $    1,376.00     $      199.00     $   21,609.00
   Interest income
Expenses:
  Policy charges                        (350)            (225)          (290)            (345)           (1,141)           (1,771)
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)             527              185          1,123            1,031              (942)           19,838

Net realized gain (loss)              (1,652)            (799)        (9,251)          (1,843)          (46,827)          (33,514)
Unrealized gain (loss)                (2,344)            (580)         4,596           (4,553)           14,980           (26,894)
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                     (3,469)          (1,194)        (3,532)          (5,365)          (32,789)          (40,570)

Changes from principal
  transactions:
    Purchase payments                      -                -              -               31               500               675
    Transfers between sub-
      accounts                        (5,849)          25,848         (7,144)           5,457           (36,605)           76,922
     Death claims                          -                -              -                -                 -                 -
    Withdrawals                       (1,968)               -         (1,724)               -            (3,028)          (29,858)
    Annual contract fee                  (21)               -             (6)               -               (76)                -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions         (7,838)          25,848         (8,874)           5,488           (39,209)           47,739
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity            (11,307)          24,654        (12,406)             123           (71,998)            7,169
Contract owners' equity at
  beginning of period                 28,538            3,884         26,267           26,144           117,262           110,093
                                 ------------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $    17,231    $      28,538    $    13,861    $      26,267          $ 45,264         $ 117,262
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001


                                   T.ROWE PRICE - EQUITY           T. ROWE PRICE - MID CAP           T. ROWE PRICE - PERSONAL
                                           INCOME                         GROWTH                        STRATEGY BALANCED
                                 ------------------------------------------------------------------------------------------------
                                     2002           2001             2002           2001              2002              2001
                                 ------------------------------------------------------------------------------------------------
Income:
  Dividends                      $ 18,154.00    $   17,734.00    $         -    $           -     $   14,947.00     $    6,589.00
   Interest income
Expenses:
  Policy charges                     (15,245)          (5,530)        (7,728)          (3,648)           (8,273)           (3,040)
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)           2,909           12,204         (7,728)          (3,648)            6,674             3,549

Net realized gain (loss)             (19,308)         (11,460)          (347)         (22,754)          (16,628)           (2,783)
Unrealized gain (loss)              (145,400)           9,390       (139,015)          48,934           (51,463)            5,987
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                   (161,799)          10,134       (147,090)          22,532           (61,417)            6,753

Changes from principal
  transactions:
    Purchase payments                  7,524          322,392            490          135,114             3,000            38,328
    Transfers between sub-
      accounts                        22,947          749,675         69,287          320,117           163,158           481,962
     Death claims                    (34,881)               -         (4,063)               -                 -                 -
    Withdrawals                      (60,289)         (17,538)       (17,749)          (6,274)         (112,516)           (8,852)
    Annual contract fee                 (296)               -           (201)               -              (118)                -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions        (64,995)       1,054,529         47,764          448,957            53,524           511,438
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           (226,794)       1,064,663        (99,326)         471,489            (7,893)          518,191
Contract owners' equity at
  beginning of period              1,076,769           12,106        586,051          114,562           531,541            13,350
                                 ------------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $   849,975    $   1,076,769    $   486,725    $     586,051     $     523,648     $     531,541
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

         Statements of Operations and Changes in Contract Owners' Equity

                     Years ended December 31, 2002 and 2001

                                   VAN KAMPEN LIT EMERGING           VAN KAMPEN LIT GROWTH
                                           GROWTH                         AND INCOME                           TOTAL
                                 ------------------------------------------------------------------------------------------------
                                     2002            2001              2002         2001              2002             2001
                                 ------------------------------------------------------------------------------------------------
Income:
  Dividends                      $     27.00    $           -    $  2,118.00    $           -     $1,337,502.00     $  972,404.00
   Interest income
Expenses:
  Policy charges                      (3,692)             (22)       (17,193)             (76)       (1,300,156)         (304,321)
                                 ------------------------------------------------------------------------------------------------
Net investment income (loss)          (3,665)             (22)       (15,075)             (76)           37,346           668,083

Net realized gain (loss)             (25,352)               1        (78,376)              23        (4,723,514)         (907,132)
Unrealized gain (loss)               (60,618)               7       (151,078)           1,459        (7,079,644)           23,086
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from operations                    (89,635)             (14)      (244,529)           1,406       (11,765,812)         (215,963)

Changes from principal
  transactions:
    Purchase payments                171,626           12,469        552,596           52,288        49,182,624        32,759,863
    Transfers between sub-
      accounts                       246,959           13,478      1,340,877           16,737        42,353,801        18,122,538
     Death claims                          -                -              -                -        (1,215,917)         (153,718)
    Withdrawals                      (16,117)               -        (17,683)               -       (16,551,658)       (4,018,996)
    Annual contract fee                   (4)               -            (79)               -           (19,953)                -
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners equity
  from principal transactions        402,464           25,947      1,875,711           69,025        73,748,897        46,709,687
                                 ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity            312,829           25,933      1,631,182           70,431        61,983,085        46,493,724
Contract owners' equity at
  beginning of period                 25,933                -         70,431                -        50,005,393         3,511,669
                                 ---------------------------------------------------------------------------------------------------

Contract owners equity at end
  of period                      $   338,762    $      25,933    $ 1,701,613    $     70,431      $ 111,988,478     $  50,005,393
                                 ================================================================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                       The Sage Variable Annuity Account A

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Sage Variable Annuity Account A (the "Account") is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"). The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The annuity products of the Company are distributed through Sage Distributors, Inc., an affiliated broker/dealer. The Account commenced operations February 19, 1999.

At December 31, 2001, the Account consisted of forty-four variable fund investments, each of which invests only in a single corresponding portfolio offered by various fund managers. The Account and each portfolio are administered and accounted for as part of the business of the Company, but the investment income and capital gains and losses of each portfolio are identified with the assets held for that portfolio in accordance with the terms of the contracts, without regard to investment income and capital gains and losses arising out of any other business the Company may conduct.

2. VALUATION OF INVESTMENTS

The fair value of the investments in the variable sub-accounts is based on the net asset values of the Fund Shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a specific identification basis.

3. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. INCOME TAXES

The Company does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If the Company incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

                      Sage Life Assurance of America, Inc.

                       The Sage Variable Annuity Account A

                    Notes to Financial Statements (continued)

5. DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies).If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios have complied with the terms of these regulations.

6. CONTRACT CHARGES

The following contract charges on investments in the variable sub-accounts are paid to the Company for providing administrative services to the Account:

Administration Charges--Charged $40 annually at the end of each of the first seven contract periods for all contract owners whose account value is less than $50,000.

Mortality and Expense Risk Charges--Charged daily against the Account at an annual rate of 1.40% of the net assets for the first seven contract periods and 1.25% for each contract period thereafter.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

                    Notes to Financial Statements(Continued)

6.  PURCHASE AND SALES OF INVESTMENTS

  6.  PURCHASE AND SALES OF INVESTMENTS

      The following table shows aggregate cost of shares purchased and the cost basis and proceeds from sales for each sub-account for the year ended December 31, 2002:

                                                         PURCHASES          COST OF SALES         PROCEEDS
                                                       -------------------------------------------------------
AIM Core Equity                                        $    3,265,390       $   2,180,535      $     1,924,279
AIM Global Utilities                                            7,584                   5                    5
AIM Government Securities                                  13,525,061           8,793,075            9,061,058
AIM International Growth                                   10,333,709           7,481,699            7,363,513
AIM Premier Equity                                          5,354,389           2,535,263            2,092,418
AIM New Technology                                             58,656              68,846               58,502
Alger American Income & Growth                              1,832,909           1,418,997            1,190,527
Alger American MidCap Growth                                4,288,122           4,664,366            3,985,687
Alger American Small Capitalization                         3,776,529           1,176,228            1,017,236
Colonial High Yield Securities, variable series                 1,666               8,452                7,240
Colonial Small Cap Value, variable series                      27,226              48,022               49,254
Colonial Strategic Income, variable series                        332               1,735                1,558
Colonial US Growth & Income, variable series                    1,976              24,382               20,345
First American International                                3,181,391           1,847,364            1,848,984
First American Small Cap Growth                             1,032,267             228,828              197,828
First American Technology                                     128,971              69,183               57,280
INVESCO VIF  Growth                                           632,102             368,295              294,525
INVESCO VIF Financial Services                              2,455,195             393,188              380,076
INVESCO VIF Health Sciences                                 1,590,107           1,181,409            1,043,843
INVESCO VIF Technology                                      2,112,061             598,924              460,964
INVESCO VIF Telecommunications                                  5,100               5,218                5,094
Liberty - All-Star Equity, variable series                     10,247              15,163               14,889
MFS Capital Opportunities                                   1,257,589           1,189,374            1,043,590
MFS  High Income                                            6,818,038           1,415,508            1,370,521
MFS  Investors Trust                                          759,604             634,046              574,579
MFS  Research                                                 573,661             838,596              738,191
MFS Total Return                                            4,660,426           2,211,688            2,104,310
MFS Utilities                                                 292,769              83,440               81,213
Morgan Stanley UIF Global Value Equity                      2,252,416           3,399,386            3,347,440
Morgan Stanley UIF MidCap Value                             3,062,147           1,777,330            1,600,848
Morgan Stanley UIF Value                                    1,805,909           1,036,584              902,971
Morgan Stanley UIF US Real Estate                           1,012,500             185,678              184,264
Newport Tiger, variable series                                     47               1,299                1,152
Oppenheimer - Bond                                         12,566,379           7,231,347            7,190,612
Oppenheimer  - Capital Appreciation                         4,695,151           3,857,712            3,308,667
Oppenheimer -Global Securities                                363,500             106,694              100,660
Oppenheimer  - Main Street Small Cap                        1,627,858             663,695              647,151
Rydex Basic Material                                          202,673             110,974              100,177
Rydex Consumer Product                                      2,717,719             359,284              350,317
Rydex Energy                                                1,616,601             244,397              236,103
Rydex Energy Services                                          20,680                   4                   12
Rydex Financial Services                                      496,139             535,639              495,048
Rydex Health Care                                           2,050,336             193,049              190,517
Rydex Leisure                                                  23,114              17,000               16,276
Rydex Precious Metals                                         786,320             113,075              121,263
Rydex Retailing                                             2,061,860             485,552              447,576
Rydex Technology                                              413,530             492,025              412,718
Rydex Telecommunications                                      504,881             251,465              242,357
Rydex Transportation                                        1,954,052             296,794              278,205
Sage (Eagle) All Cap Growth                                 1,301,062             348,604              299,711
Sage Money Market                                          59,468,829          47,983,743           47,983,743
Sage (State Street) Nasdaq 100 Index                        1,789,093           1,501,639            1,199,717
Sage (State Street) S&P 500 Equity Index                    7,880,089           4,496,124            4,000,136
Stein Roe - Balanced, variable series                           1,790              12,394               10,742
Stein Roe - Global Utilities, variable series                   1,424              28,604               19,352
Stein Roe - Growth Stock, variable series                       1,115             134,927               88,101
T. Rowe Price - Equity Income                                 908,800             992,620              973,312
T. Rowe Price - Mid Cap Growth                                149,182             104,792              104,445
T. Rowe Price - Personal Strategy Balanced                    187,082             154,748              138,119
Van Kampen LIT Emerging Growth                                592,967             240,594              215,241
Van Kampen LIT Growth & Income                              2,463,140             748,100              669,723
                                                       --------------------------------------------------------
                                                       $  182,961,462       $ 117,587,701      $   112,864,185
                                                       ========================================================

See notes to financial statements.

                      Sage Life Assurance of America, Inc.
                      The Sage Varialble Annuity Account A

                    Notes to Financial Statements(Continued)

7.  CHANGES IN UNITS OUTSTANDING

                                          AIM Core    AIM Global     AIM Government   AIM Int'l    AIM New       AIM Premier
                                           Equity     Utilities       Securities        Growth    Technology       Equity
                                          ----------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002       247,147         -            422,298        318,342          -          193,841
Units Purchased                             46,230         -            109,112        113,625      4,857           65,622
Units transferred between Sub-Accounts     199,720     1,076            504,034        323,906     (4,843)         464,127
Units Sold                                 (77,883)       (1)          (208,514)       (95,996)       (14)         (61,222)
                                          --------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002     415,214     1,075            826,930        659,877          -          662,368
                                          ================================================================================

                                        Alger American                    Alger American   Colonial High                  Colonial
                                           Income&       Alger American       Small            Yield      Colonial Small  Strategic
                                           Growth        MidCap Growth    Capitalization    Securities      Cap Value       Income
                                        -------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002       124,530          217,683          63,078           2,285          8,360            310
Units Purchased                             47,774           86,174          68,587               -              -              -
Units transferred between Sub-Accounts      54,654           10,845         448,469               -           (832)             -
Units Sold                                 (19,429)         (29,623)        (34,585)           (616)          (762)          (116)
                                        -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002     207,529          285,079         545,549           1,669          6,766            194
                                        =========================================================================================

                                         Colonial US                    First American     First
                                           Growth &    First American     Small Cap       American      INVESCO VIF        INVESCO
                                           Income          Int'l           Growth        Technology   Financial Services  VIF Growth
                                         -------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002        8,891           1,596           3,001             258           21,896          66,614
Units Purchased                                 -          33,007          15,336           3,454          154,682          10,040
Units transferred between Sub-Accounts          -         117,817          82,770           3,755           89,986          57,570
Units Sold                                 (1,456)         (2,038)           (918)           (114)         (12,829)         (9,373)
                                         -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002      7,435         150,382         100,189           7,353          253,735         124,851
                                         ==========================================================================================

                      Sage Life Assurance of America, Inc.
                       The Sage Variable Annuity Account A

                   Notes to Financial Statements (continued)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                         INVESCO VIF
                                          INVESCO VIF      INVESCO VIF   Telecommuni-   Liberty - All    MFS Capital    MFS High
                                        Health Services    Technology      cations       Star Equity    Opportunities    Income
                                        ----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002             48,422         31,750              -             592          81,666     47,070
Units Purchased                                  41,665        209,177            764               -          22,905     96,648
Units transferred between Sub-Accounts           38,360        134,867           (764)           (383)         27,137    472,821
Units Sold                                       (7,959)       (22,310)             -             (30)        (13,622)   (19,403)
                                        ----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002          120,488        353,484              -             179         118,086    597,136
                                        ========================================================================================

                                                                                                   Morgan Stanley       Morgan
                                        MFS Investors                  MFS Total                  UIF Global Value   Stanley UIF
                                            Trust       MFS Research    Return     MFS Utilities       Equity        MidCap Value
                                        -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002           74,635        121,059     382,404               -           172,689         81,723
Units Purchased                                12,567         19,007      75,662          23,861            50,873         66,225
Units transferred between Sub-Accounts         25,534        (17,452)    213,039           5,542          (134,776)        97,041
Units Sold                                    (12,453)       (18,823)    (58,019)         (1,859)          (13,258)       (18,373)
                                        -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002        100,283        103,791     613,086          27,544            75,528        226,616
                                        =========================================================================================

                                        Morgan Stanley                                                Oppenheimer-   Oppenheimer-
                                          UIF US Real    Morgan Stanley                 Oppenheimer-     Capital        Global
                                            Estate          UIF Value    Newport Tiger      Bond      Appreciation    Securities
                                        -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002                  -          43,717            606       347,847       139,956              -
Units Purchased                                  27,442          26,392              -       164,513        61,981         21,202
Units transferred between Sub-Accounts           63,936          92,566              -       486,030       136,887         13,912
Units Sold                                       (2,052)        (30,772)          (117)     (150,959)      (12,547)        (1,389)
                                        -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002           89,326         131,903            489       847,431       326,277         33,725
                                        =========================================================================================

                                        Oppenheimer-                                                                  Rydex
                                        Main Street    Rydec Basic   Rydex Consumer                  Rydex Energy   Financial
                                         Small Cap       Material       Product       Rydex Energy     Services     Services
                                        -------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002          34,296                              -              -              -           -
Units Purchased                               42,001        12,522          136,798        106,090            996      28,900
Units transferred between Sub-Accounts        49,190           911          143,529         79,274          1,912     (28,268)
Units Sold                                    (9,867)         (303)          (9,459)        (7,288)            (2)       (632)
                                        -------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002       115,620        13,130          270,868        178,076          2,906           -
                                        =====================================================================================

                                                                                                                    Rydex
                                        Rydex Health                   Rydex Precious     Rydex       Rydex      Telecommuni-
                                            Care       Rydex Leisure       Metals       Retailing   Technology     cations
                                        -------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002               -               -                -           -            -              -
Units Purchased                              139,803           1,286           34,209     149,855       22,304         41,037
Units transferred between Sub-Accounts       100,721            (397)          38,469      65,152      (21,604)        (2,324)
Units Sold                                   (10,799)             (8)          (2,641)    (10,027)        (700)        (3,090)
                                        -------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002       229,725             881           70,037     204,980            -         35,623
                                        =====================================================================================

                      Sage Life Assurance of America, Inc.
                      The Sage Variable Annuity Account A

                   Notes to Financial Statements (continued)

7.  CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                         Sage (State     Sage (State     Stein Roe -
                                              Rydex      Sage (Eagle) All  Sage Money  Street) Nasdaq   Street) S&P 500   Balanced
                                         Transportation     Cap Growth       Market       100 Index       Equity Index
                                         -------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002              -           84,250         691,512       148,161           413,586         3,043
Units Purchased                             137,711           24,188       2,267,187        92,525           241,699             -
Units transferred between Sub-Accounts       72,915          150,305        (394,376)       38,409           281,680          (708)
Units Sold                                   (9,384)         (15,511)       (791,369)      (21,095)          (65,354)         (254)
                                         -----------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002      201,242          243,232       1,772,954       258,000           871,611         2,081
                                         =========================================================================================

                                                                               T. Rowe Price-   T. Rowe Price -      Van Kampen
                                 Stein Roe -    Stein Roe -   T. Rowe Price -      Mid Cap      Personal Strategy   LIT Emerging
                              Global Utilities  Growth Stock   Equity Income       Growth            Balanced          Growth
                              --------------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT
JANUARY 1, 2002                      3,223         15,787          92,233           43,331            50,692            2,434
Units Purchased                     (1,080)            72             618               39               288           20,479
Units transferred between
Sub-Accounts                          (248)        (6,430)            523            4,824            15,935           27,205
Units Sold                                           (703)         (8,519)          (2,049)          (12,064)          (2,169)
                              -----------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT
DECEMBER 31, 2002                    1,895          8,726          84,855           46,145            54,851           47,949
                              ===============================================================================================

                                              Van Kampen
                                             LIT Growth &
                                                Income         Total
                                             --------------------------
UNITS OUTSTANDING AT JANUARY 1, 2002             6,622        4,863,436
Units Purchased                                 53,957        5,232,868
Units transferred between Sub-Accounts         132,206        4,756,156
Units Sold                                      (2,111)      (1,924,832)
                                             --------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2002         190,674       12,927,628
                                             ==========================

                      Saga Life Assurance of America, Inc.
                      The Saga Variable Annuity Account A

                   Notes to Financial Statements (Continued)

8.   CONDENSED FINANCIAL INFORMATION

     The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Contract charges are paid to the company and range from 1.40% to 1.65% of the net asset value of each sub-account. The range of expense ratios result in a VARIETY OF UNIT values and total returns. The following table summarizes the units and unit values at December 31, 2002 and the annualized gross investment income ratios and total ranges for each sub-account.

                                                                         UNIT VALUE
                                                   YEAR     UNITS   LOWEST  TO   HIGHEST
                                                   -------------------------------------
AIM V.I. Core Equity                               2002    415,181    6.09  to     9.04
                                                   2001    247,147    7.31  to    10.89
AIM V.I. Global Utilities                          2002      1,075    7.33  to     7.34
                                                   2001          -       -  to        -
AIM V.I. Government Securities                     2002    826,931   10.61  to    12.77
                                                   2001    422,298    9.87        11.65
AIM V.I. International Growth                      2002    659,877    7.50  to     8.46
                                                   2001    318,342    9.01  to    10.20
AIM V.I. Premier Equity                            2002    662,368    6.21  to     7.27
                                                   2001    193,841    9.03  to    10.60
Alger American Income & Growth                     2002    207,529    7.29  to     8.10
                                                   2001    124,530   10.77  to    11.75
Alger American MidCap Growth                       2002    285,079    7.82  to     9.25
                                                   2001    217,683   11.29  to    13.32
Alger American Small Capitalization                2002    545,549    4.45  to     8.24
                                                   2001     63,078    6.09  to    11.35
Colonial High Yield Securities, variable series    2002      1,669    8.83  to     8.83
                                                   2001      2,285    8.29  to     8.29
Colonial Small Cap Value, variable series          2002      6,766   15.04  to    15.04
                                                   2001      8,360   15.81  to    15.81
Colonial Strategic Income, variable series         2002        194   11.37  to    11.37
                                                   2001        310    9.56  to     9.56
Colonial US Growth & Income, variable series       2002      7,435    8.75  to     8.75
                                                   2001      8,891   10.45  to    10.45
First American International                       2002    150,382    8.07  to     8.10
                                                   2001      1,596   10.20  to    10.21
First American Small Cap Growth                    2002    100,189    7.90  to     7.92
                                                   2001      3,001   11.50  to    11.51
First American Technology                          2002      7,353    7.36  to     7.38
                                                   2001        258   13.09  to    13.10
INVESCO VIF  Growth                                2002    124,851    4.30  to     7.28
                                                   2001     66,614    7.08  to    12.17
INVESCO VIF Financial Services                     2002    253,735    8.13  to     8.98
                                                   2001     21,896    9.69  to    10.72
INVESCO VIF Health Sciences                        2002    120,488    7.62  to     7.76
                                                   2001     48,422   10.23  to    10.37
INVESCO VIF Technology                             2002    353,484    3.79  to     6.54
                                                   2001     31,750    7.13  to    12.50
Liberty - All-Star Equity, variable series         2002        179    7.44  to     7.44
                                                   2001        592   10.03  to    10.03
MFS Capital Opportunities                          2002    118,086    5.79  to     7.78
                                                   2001     81,666    8.33  to    11.24
MFS  High Income                                   2002    597,136    9.71  to    10.61
                                                   2001     47,070    9.61  to    10.51
MFS  Investors Trust                               2002    100,283    6.77  to     8.14
                                                   2001     74,635    8.68  to    10.46
MFS  Research                                      2002    103,791    6.03  to     8.04
                                                   2001    121,059    8.10  to    10.82
MFS Total Return                                   2002    613,086    9.67  to    10.85
                                                   2001    382,404   10.37  to    11.44
MFS Utilities                                      2002     27,544    8.06  to     8.07
                                                   2001          -       -  to        -
Morgan Stanley UIF Global Value Equity             2002     75,528    8.51  to     9.35
                                                   2001    172,689   10.41  to    11.25
Morgan Stanley UIF MidCap Value                    2002    226,616    8.18  to     9.71
                                                   2001     81,723   11.56  to    13.60
Morgan Stanley UIF US Real Estate                  2002     89,326    9.01  to     9.02
                                                   2001          -       -  to        -
Morgan Stanley  UIF Value                          2002    131,903    8.26  to     9.81
                                                   2001     43,717   10.79  to    12.60
Newport Tiger, variable series                     2002        489    7.03  to     7.03
                                                   2001        606    8.39  to     8.39
Oppenheimer - Bond                                 2002    847,431   10.43  to    12.30
                                                   2001    347,847    9.72  to    11.25
Oppenheimer  - Capital Appreciation                2002    326,277    7.95  to     8.80
                                                   2001    139,956   11.06  to    12.11
Oppenheimer -Global Securities                     2002     33,725    7.54  to     7.56
                                                   2001          -       -  to        -
Oppenheimer  - Main Street Small Cap               2002    115,620    9.49  to    10.98
                                                   2001     34,296   11.45  to    13.22
Rydex Basic Material                               2002     13,130    7.94  to     7.96
                                                   2001          -       -  to        -
Rydex Consumer Product                             2002    270,868    8.67  to     8.69
                                                   2001          -       -  to        -
Rydex Energy                                       2002    178,076    8.05  to     8.06
                                                   2001          -       -  to        -
Rydex Energy Services                              2002      2,906    7.81  to     7.82
                                                   2001          -       -  to        -
Rydex Health Care                                  2002    229,725    8.04  to     8.06
                                                   2001          -       -  to        -

                                                        NET       INVESTMENT        TOTAL RETURN
                                                       ASSETS    INCOME RATIO  LOWEST   TO     HIGHEST
                                                      ------------------------------------------------
AIM V.I. Core Equity                                  3,028,651      0.42%     -17.18%  to     -15.58%
                                                      1,943,715      0.12%     -18.34%  to       9.79%
AIM V.I. Global Utilities                                 7,888     19.24%     -26.30%  to     -26.17%
                                                              -      0.00%       0.00%  to       0.00%
AIM V.I. Government Securities                        9,502,384      2.14%       7.45%  to       9.59%
                                                      4,807,169      7.55%       1.25%  to       5.66%
AIM V.I. International Growth                         5,233,069      0.75%     -17.28%  to     -15.67%
                                                      2,911,103      4.31%     -22.49%  to       1.76%
AIM V.I. Premier Equity                               4,455,750      0.57%     -31.59%  to     -30.26%
                                                      1,783,125      4.04%     -11.50%  to       7.32%
Alger American Income & Growth                        1,611,859      0.72%     -32.24%  to     -31.10%
                                                      1,449,221      3.13%     -11.38%  to       8.92%
Alger American MidCap Growth                          2,518,664      0.00%     -30.71%  to     -29.54%
                                                      2,834,535     26.37%      -4.08%  to      13.30%
Alger American Small Capitalization                   2,856,578      0.00%     -27.44%  to     -26.22%
                                                        419,788      0.04%     -22.81%  to      14.20%
Colonial High Yield Securities, variable series          14,756     18.99%      -3.79%  to      -3.79%
                                                         18,941      8.71%      -2.80%  to      -2.80%
Colonial Small Cap Value, variable series               101,846      4.66%      -6.21%  to      -6.21%
                                                        132,212      2.64%      13.42%  to      13.42%
Colonial Strategic Income, variable series                2,222     17.56%       8.53%  to       8.53%
                                                          2,967      5.88%       3.35%  to       3.35%
Colonial US Growth & Income, variable series             65,095      9.67%     -21.95%  to     -21.95%
                                                         92,948     10.65%      -0.06%  to      -0.06%
First American International                          1,212,099      0.00%     -20.89%  to     -20.69%
                                                         16,289      0.66%       2.20%  to       2.26%
First American Small Cap Growth                         792,810      0.00%     -31.33%  to     -31.16%
                                                         34,541      0.00%      16.18%  to      16.24%
First American Technology                                54,171      0.00%     -43.80%  to     -43.66%
                                                          3,380      0.00%      29.74%  to      29.81%
INVESCO VIF  Growth                                     597,821     -0.44%     -39.95%  to     -38.94%
                                                        495,910      0.00%     -30.50%  to      20.73%
INVESCO VIF Financial Services                        2,183,378      1.65%     -16.31%  to     -14.90%
                                                        212,388      0.80%      -6.64%  to       9.78%
INVESCO VIF Health Sciences                             920,643      0.00%     -25.70%  to     -24.45%
                                                        495,422      0.70%      -0.59%  to       4.51%
INVESCO VIF Technology                                1,778,561      0.00%     -47.72%  to     -46.84%
                                                        236,707      0.00%     -29.42%  to      22.91%
Liberty - All-Star Equity, variable series                1,348      0.85%     -26.03%  to     -26.03%
                                                          5,949      3.62%     -10.06%  to     -10.06%
MFS Capital Opportunities                               714,246      0.05%     -30.85%  to     -29.69%
                                                        682,583      3.20%     -19.77%  to      13.45%
MFS  High Income                                      6,015,250      2.79%      -1.00%  to       2.56%
                                                        454,902      1.66%      -2.84%  to       4.87%
MFS  Investors Trust                                    710,463      0.50%     -22.27%  to     -20.96%
                                                        651,696      2.73%     -13.57%  to       5.36%
MFS  Research                                           648,926      0.30%     -25.78%  to     -24.54%
                                                        990,814      5.43%     -17.48%  to       8.76%
MFS Total Return                                      6,413,654      2.91%      -6.73%  to      -5.17%
                                                      4,338,367      1.10%      -2.04%  to       4.18%
MFS Utilities                                           222,109      0.00%     -18.83%  to     -18.69%
                                                              -      0.00%       0.00%  to       0.00%
Morgan Stanley UIF Global Value Equity                  679,041      0.96%     -18.24%  to     -16.87%
                                                      1,904,464      3.09%      -7.14%  to       4.42%
Morgan Stanley UIF MidCap Value                       2,079,373      0.00%     -29.21%  to     -28.02%
                                                      1,093,115      0.08%      -4.19%  to      16.44%
Morgan Stanley UIF US Real Estate                       805,328     18.55%      -9.15%  to      -8.99%
                                                              -      0.00%       0.00%  to       0.00%
Morgan Stanley  UIF Value                             1,203,096      1.11%     -23.44%  to     -22.15%
                                                        538,390     11.68%      -3.88%  to       8.82%
Newport Tiger, variable series                            3,439      2.17%     -16.96%  to     -16.96%
                                                          5,090      0.04%     -17.35%  to     -17.35%
Oppenheimer - Bond                                    9,499,013      5.62%       7.28%  to       9.08%
                                                      3,846,432      1.24%      -2.81%  to       6.93%
Oppenheimer  - Capital Appreciation                   2,803,876      0.45%     -28.07%  to     -26.86%
                                                      1,687,678      3.92%     -13.10%  to      11.33%
Oppenheimer -Global Securities                          254,659      0.00%     -24.08%  to     -23.95%
                                                              -      0.00%       0.00%  to       0.00%
Oppenheimer  - Main Street Small Cap                  1,206,109      0.00%     -17.14%  to     -15.75%
                                                        446,039      0.00%       6.90%  to      15.05%
Rydex Basic Material                                    104,246      0.60%     -18.50%  to     -18.35%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Consumer Product                                2,350,474      0.15%     -13.34%  to     -13.18%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Energy                                          1,433,791      0.00%     -18.70%  to     -18.56%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Energy Services                                    22,694      0.00%     -21.25%  to     -21.11%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Health Care                                     1,849,417      0.19%     -18.55%  to     -18.41%
                                                              -      0.00%       0.00%  to       0.00%

                      Saga Life Assurance of America, Inc.
                      The Saga Variable Annuity Account A

                   Notes to Financial Statements (Continued)

8.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

Rydex Leisure                                      2002        881    7.57  to     7.58
                                                   2001          -       -  to        -
Rydex Precious Metals                              2002     70,037   10.70  to    10.72
                                                   2001          -       -  to        -
Rydex Retailing                                    2002    204,980    7.46  to     7.47
                                                   2001          -       -  to        -
Rydex Telecommunications                           2002     35,623    8.16  to     8.18
                                                   2001          -       -  to        -
Rydex Transportation                               2002    201,242    8.46  to     8.48
                                                   2001          -       -  to        -
Sage (Eagle) All Cap Growth                        2002    243,232    4.79  to     8.36
                                                   2001     84,250    6.58  to    11.50
Sage Money Market                                  2002  1,772,954    9.94  to    11.52
                                                   2001    691,512   10.00  to    11.39
Sage (State Street)  Nasdaq 100 Index              2002    258,000    2.63  to     7.56
                                                   2001    148,161    4.29  to    12.36
Sage (State Street) S&P 500 Equity Index           2002    871,611    7.00  to     8.07
                                                   2001    413,586    9.18  to    10.59
Stein Roe - Balanced, variable series              2002      2,081    8.28  to     8.28
                                                   2001      3,043    9.38  to     9.38
Stein Roe - Global Utilities, variable series      2002      1,895    7.31  to     7.31
                                                   2001      3,223    8.15  to     8.15
Stein Roe - Growth Stock, variable series          2002      8,726    5.19  to     5.19
                                                   2001     15,787    7.43  to     7.43
T. Rowe Price - Equity Income                      2002     84,855    9.99  to    10.33
                                                   2001     92,233   11.66  to    11.89
T. Rowe Price - Mid Cap Growth                     2002     46,145   10.55  to    10.55
                                                   2001     43,331   13.40  to    13.59
T. Rowe Price - Personal Strategy Balanced         2002     54,851    9.50  to     9.72
                                                   2001     50,692   10.45  to    10.54
Van Kampen LIT Emerging Growth                     2002     47,949    7.05  to     7.08
                                                   2001      2,434   10.65  to    10.66
Van Kampen LIT Growth & Income                     2002    190,674    8.91  to     8.94
                                                   2001      6,622   10.63  to    10.64

Rydex Leisure                                             6,670      0.00%     -24.05%  to     -23.92%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Precious Metals                                   749,931      0.00%       6.52%  to       6.70%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Retailing                                       1,529,528      5.57%     -24.54%  to     -24.41%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Telecommunications                                291,090      0.00%     -13.58%  to     -13.42%
                                                              -      0.00%       0.00%  to       0.00%
Rydex Transportation                                  1,704,252      0.00%     -13.96%  to     -13.81%
                                                              -      0.00%       0.00%  to       0.00%
Sage (Eagle) All Cap Growth                           1,215,345      0.00%     -27.36%  to     -26.14%
                                                        560,580      0.00%     -11.80%  to      16.04%
Sage Money Market                                    18,904,717      1.09%      -0.55%  to       1.12%
                                                      7,583,998      3.11%      -0.03%  to       3.38%
Sage (State Street)  Nasdaq 100 Index                 1,107,942      0.00%     -38.84%  to     -37.81%
                                                        925,438      0.00%     -26.22%  to      22.87%
Sage (State Street) S&P 500 Equity Index              6,543,116      1.87%     -24.73%  to     -23.46%
                                                      3,936,705      3.38%      -9.73%  to       7.95%
Stein Roe - Balanced, variable series                    17,232      3.44%     -11.73%  to     -11.73%
                                                         28,538      2.56%      -7.89%  to      -7.89%
Stein Roe - Global Utilities, variable series            13,861      6.60%     -13.32%  to     -13.32%
                                                         26,267      5.02%     -11.62%  to     -11.62%
Stein Roe - Growth Stock, variable series                45,264      0.24%     -30.16%  to     -30.16%
                                                        117,262     16.63%     -20.69%  to     -20.69%
T. Rowe Price - Equity Income                           849,973      1.74%     -14.34%  to     -13.12%
                                                      1,076,769      4.52%      -1.38%  to       2.04%
T. Rowe Price - Mid Cap Growth                          486,725      0.00%     -22.35%  to     -21.25%
                                                        586,051      0.00%      -1.21%  to       4.82%
T. Rowe Price - Personal Strategy Balanced              523,648      2.61%      -9.09%  to      -7.80%
                                                        531,541      3.25%      -2.49%  to      -1.46%
Van Kampen LIT Emerging Growth                          338,762      0.01%     -33.77%  to     -33.60%
                                                         25,933      0.00%       7.07%  to       7.13%
Van Kampen LIT Growth & Income                        1,701,613      0.21%     -16.15%  to     -15.94%
                                                         70,431      0.00%       7.40%  to       7.46%

                                                                              31



                                     PART C

                                OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

     All required financial statements of Sage Life Assurance of America, Inc. (the "Company") are included in Part A. Financial statements for The Sage Variable Annuity Account A (the "Variable Account") are included in Part B.

(b)   Exhibits


      (1)(a)              Resolutions of the Board of Directors of Sage Life
                          Assurance of America, Inc. establishing The Sage
                          Variable Annuity Account A.1/

      (2)                 Not Applicable.

      (3)                 Form of Distribution Agreement with Sage Distributors, Inc. and Form of Selling
                          Agreement.2/

      (4)(a)(i)(B)        Amended Form of Individual Contract.3/

               (i)(C) Second Amended Form of Individual Contract. 15/

              (ii)(B) Amended Form of Individual Contract with Interest
                        Account.4/

              (ii)(C) Second Amended Form of Individual Contract with Interest
                       Account. 15/

              (ii)(D) Third Amended Form of Individual Contract 18/

             (iii)(B) Amended Form of Group Contract.3/

             (iii)(C) Second Amended Form of Group Contract. 15/

              (iv)(B) Amended Form of Group Certificate.3/

              (iv)(C) Second Amended Form of Group Certificate. 15/

              (iv)(D) Third Amended Form of Group Certificate 18/

            (b)(i)(B) Amended Form of Individual IRA Rider.3/

              (ii)(B) Amended Form of Group IRA Rider.3/

             (iii)(B) Amended Form of Individual SIMPLE IRA Rider.3/

              (iv)(B) Amended Form of Group SIMPLE IRA Rider.3/

               (v)(A) Form of Individual Roth IRA Rider.5/

              (vi)(A) Form of Group Roth IRA Rider.5/

              (vii) Form of Individual Waiver of Surrender Charge Rider.5/

             (viii) Form of Group Waiver of Surrender Charge Rider.5/

            (ix)(A) Form of Individual Accidental Death Benefit Rider.5/

            (ix)(B) Amended Form of Individual Accidental Death Benefit Rider.
                     15/


             (x)(A) Form of Group Accidental Death Benefit Rider.5/

             (x)(B) Amended Form of Group Accidental Death Benefit Rider. 15/

            (xi)(A) Form of Individual Enhanced Death Benefit Rider. 17/

            (xi)(B) Form of Group Enhanced Benefit Rider. 17/

            (xii)(A) Form of Individual Guaranteed Minimum Income Benefit Rider.
                      17/

            (xii)(B) Form of Group Guaranteed Minimum Income Benefit Rider. 17/

           (xiii)(A) Form of Individual Endorsement re: Application-Confirmation
                     18/

           (xiii)(B) Form of Group Endorsement re: Application-Confirmation 18/

      (5) (i) (A) Form of Individual Contract Application.6/

             (i) (B) Amended Form of Individual Contract Application 18/

             (i) (C) Form of Individual Application-Confirmation 18/

            (ii) (A) Form of Group Certificate Application.7/

            (ii) (B) Amended Form of Group Certificate Application 18/

            (ii) (C) Form of Group Application-Confirmation Form 18/

      (6)(a)              Articles of Incorporation of the Company.8/

         (b) By-Laws of the Company.21/

      (7) Not Applicable.

      (8)(a)(i)           Form of Participation Agreement with AIM Variable Insurance Funds.9/

             (ii) Form of Participation Agreement with The Alger American
Fund.9/

             (iii) Form of Participation Agreement with Liberty Variable
Investment Trust.10/

             (iv) Form of Participation Agreement with MFS(R) Variable Insurance
TrustSM.9/

             (v) Form of Participation Agreement with Morgan Stanley The
Universal
                          Institutional Funds, Inc.10/

             (vi) Form of Participation Agreement with Oppenheimer Variable
Account Funds.10/

             (vii) Form of Participation Agreement with SteinRoe Variable
Investment Trust.10/

             (viii) Form of Participation Agreement with T. Rowe Price Equity
Series, Inc.10/

             (ix) Form of Participation Agreement with INVESCO Variable
Investment Funds, Inc.20/


         (b)               Form of Services Agreement with Financial
                           Administration Services, Inc.10/

         (c) Reinsurance Agreement (Modified Coinsurance Treaty) with Life Reassurance Corporation of America. 19/

      (9)                 Opinion and Consent of James F. Bronsdon.*

      (10)(a)             Consent of Blazzard, Grodd & Hasenauer, P.C.*

          (b) Consent of Ernst & Young LLP*

      (11) Not Applicable.

      (12) Not Applicable.

      (13) Not Applicable.

      (14)(a)             Power of Attorney for H. Louis Shill.13/

      (14)(b)             Power of Attorney for Mitchell R. Katcher. 18/

      (14)(c)             Power of Attorney for Robin I. Marsden. 18/


- -----------------------
* Filed herewith.

(1) This exhibit was previously filed in Exhibit 1 to the Registration Statement on Form N-4 dated December 24, 1997 (File No. 333-43329) and is incorporated herein by reference.

(2) This exhibit was previously filed in Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(3) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(4) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(5) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(6) This exhibit was previously filed in Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(7) This exhibit was previously filed in Exhibit No. 5 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(8) This exhibit was previously filed in Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

(9) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

(10) This exhibit was previously filed in Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

(13) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

(14) This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

(15) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 2000, and is incorporated herein by reference.

(16) This exhibit was previously filed in Exhibit No. 14 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 1999, and is incorporated herein by reference.

(17) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) dated June 27, 2000, and is incorporated herein by reference.

(18) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

(19) The exhibit was filed as Exhibit 10.2 in Sage Life Assurance of America, Inc.'s Form 10-K (File Nos. 333-77441 and 333-77437) filed on April 12, 2001 and is incorporated herein by reference.

(20) This exhibit was previously filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-43329) filed on April 27, 2001 and is incorporated herein by reference.

(21) The exhibit was previously filed in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-43329) filed on April 29, 2002 and is incorporated herein by reference.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

     Incorporated herein by reference to the section titled "Directors and Executive Officers" of the Prospectus filed as Part A of this Registration Statement.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           DEPOSITOR OR REGISTRANT

     The registrant is a segregated asset account of the Company and therefore is owned and controlled by the Company. The Company is a stock life insurance company of which all the voting securities are owned by Sage Life Holdings of America, Inc., a Delaware corporation, ("Sage Life Holdings"), 90.1% of the voting securities of which are owned by Sage Insurance Group Inc., a Delaware corporation. (The Company in turn owns all of the voting securities of Sage Life Assurance Company of New York, a New York domiciled company. This company, which was never capitalized or licensed to conduct an insurance business, is being dissolved.) The remaining voting securities are owned by Swiss Re Life & Health America, Inc., formerly known as Life Reassurance Corporation of America. In addition to Sage Life Holdings, Sage Insurance Group also owns all of the voting securities of Sage Distributors, Inc. (a broker-dealer), Sage Advisors, Inc. (a registered investment adviser), and Finplan Holdings, Inc. (a financing company), all of which are Delaware corporations. All the voting securities of Sage Insurance Group Inc. are owned by Sage Insurance Holdings, Inc, a Delaware corporation. Sage Insurance Holdings, Inc. is a wholly owned subsidiary of Sage Holdings (USA), Inc., a Delaware corporation. (Sage Holdings (USA), Inc. also owns all of the voting securities of Sage Properties (USA), Inc., a Virginia corporation whose principal assets are real estate.) Sage Holdings (USA), Inc. is a wholly owned subsidiary of Sage Group Limited, a South African corporation that is the ultimate holding company. The nature of the business of the companies listed above is insurance and financial services. Sage Life Holdings Limited is 100% owned by Sage Group Limited, a South African corporation that is the ultimate holding company. Sage Group Limited is a controlling company operating in life insurance, mutual funds and investment management. Various companies and other entities controlled by Sage Group Limited may be considered to be under common control with the registrant or the Company. Such other companies and entities and the nature of their businesses are set forth below. These companies are incorporated in South Africa and are wholly owned subsidiaries unless otherwise noted.


             DIRECT AND INDIRECT SUBSIDIARIES OF SAGE GROUP LIMITED
             ------------------------------------------------------


COMPANY NAME                                 PRINCIPAL BUSINESS



Bentley Office Park (Pty) Ltd                 Property development & investment
Blackreef Properties (Pty) Ltd                Property holding
Edenston Properties (Pty) Ltd                 Property development
Educational Information Services (Pty) Ltd    Publishing
Ensiklopedie Afrikana (Edms) Beperk           Publishing
Estromin Properties & Investments (Pty) Ltd   Property investment
Everest Construction (Pty) Ltd                Construction
FPS (South Vaal) Investments (Pty) Ltd        Property investment
FPS (Vaal) Investments (Pty) Ltd              Investment holding
FPS Investment Holdings Ltd                   Investment holding
FPS Investments (Pty) Ltd                     Investment holding
FPS Ltd                                       Investment consultants
Fraser Street Registrars (Pty) Ltd            Transfer secretaries
Hatfield Primary Square (Pty) Ltd.            Property investment
Hatfield Properties (Block A) (Pty) Ltd       Property investment
Hatfield Properties (Block C) (Pty) Ltd       Property investment
Hatfield Properties (Block D) (Pty) Ltd       Property investment
Home Mortgage Investments (Pty) Ltd           Financing
J van Streepen (Kempton Park) (Pty) Ltd
  (51% owner)                                Property development
Kemparkto (Pty) Ltd                          Property investment & development
Lakeview Management Properties (Pty) Ltd
  (75% owner)                                Property management
Marlands Flats (Pty) Ltd                     Property holding
Nedrep Investments Ltd                       Investment holding
New Smal Construction Co. (Pty) Ltd          Construction
Palmiet Townships (Pty) Ltd                  Property development
Prospect Place Share Block Ltd
R/E 105 Rosebank (Pty) Ltd                   Investment holding
Residential Mortgage Investments (Pty) Ltd   Financing
S A Cultural Holdings (Pty) Ltd              Investment
S A Kultuur Beleggings (Edms) Beperk         Investment
SACI Finance (Pty) Ltd                       Finance company
Sage Centre (Pty) Ltd                        Property investment
Sage Consulting Services (Pty) Ltd           Consulting, financial,
                                               administrative, and
                                               management services
Sage Corporate Services (Pty) Ltd            Investment holding
Sage Family Benefits (Pty) Ltd               Insurance consultants
Sage Guaranteed Options (Pty) Ltd            Investments for principal use
Sage Holdings Ltd                            Financial, investment &
                                               management
Sage Investment Trust Ltd                    Insurance & investment
Sage Land Finance (Pty) Ltd                  Financiers
Sage Land Holdings (Pty) Ltd                 Investment holding
Sage Library Gardens Ltd                     Investment holding
Sage Life Holdings Ltd                       Investment holding
Sage Life Ltd                                Life insurance
Sage Management Services (Pty) Ltd           Management
Sage Personal Investment Marketing (Pty) Ltd Investment consultants
Sage Properties (Rivonia Four) (Pty) Ltd     Property holding
Sage Properties Ltd                          Investment holding Sage
Property Holdings Ltd                        Property holding
Sage Property Management Services (Pty) Ltd  Property management
Sage Property Trust Managers, Ltd.
  (77.2% owner)                              Management of unit trusts
Sage Schachat Ltd                            Investment holding
Sage Selections (Pty) Ltd                    Investment
Sage Specialized Insurances Ltd              Short term insurance
Sage Strategic Investments (Pty) Ltd         Investment holding
Sage Strategic Services (Pty) Ltd.           Consulting, financial,
                                               administrative and
                                               management services
Sage Trustees (Pty) Ltd                      Trustees
Sage Unit Trusts Ltd                         Management of unit trusts
Sagemed (Pty) Ltd                            Health & medical insurance
SAK Holdings (Pty) Ltd                       Investment holding
Sandhurst Properties (Block A) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block C) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block D) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block E) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block F) (Pty) Ltd     Property investment & management
Sandhurst Properties (Block G) (Pty) Ltd     Property investment & management
Sandown Development Holdings (Pty) Ltd       Property holding
Sandown Developments (Pty) Ltd               Property development
Schachat Finance Company (Pty) Ltd           Financiers
Schachat Land Resources (Pty) Ltd            Investment holding
Schalab Townships (Pty) Ltd (51% owner)      Property development
Sectional Title (Pty) Ltd                    Property development
SLR Land Development (Pty) Ltd               Building contractors
SMH Land Development (Pty) Ltd               Property investment
SSI Securities (Pty) Ltd                     Financiers
Stonehouse Investments (Pty) Ltd             Property investment
Table Classics (Pty) Ltd                     Deal in tableware products
The Gold Jewellery Corporation (Pty) Ltd     Manufacture & sale of
                                               coins & jewelry
Townhomes (Pty) Ltd                          Building contractors
Von Brandis Square Development Co.(Pty) Ltd  Property development
Witch Construction Company (Pty) Ltd         Property investment & development
Witch Construction Company (Transvaal)
  (Pty) Ltd                                  Property investment & development
Sage International B.V.
  (Netherlands corporation)                  Holding
Sage Management Services (USA), Inc.
   (New York corporation)                    Management services


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of April 11, 2003, there were 310 Non-Qualified Contracts and 264 Qualified Contracts in force.


ITEM 28.  INDEMNIFICATION

     Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

     Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) Sage Distributors, Inc. ("Sage Distributors") is the registrant's principal underwriter. Sage Distributors is also the principal underwriter for the following other investment companies:

          The Sage Variable Life Account A

     (b)  Officers and Directors of Sage Distributors

     The principal business address of all of the persons listed below is 969 High Ridge Road, Suite 200, Stamford, CT 06905.

Name and Principal Business Address       Positions and Offices With Sage Distributors
- -----------------------------------       --------------------------------------------

Robin I. Marsden                          President, Chief Executive Officer and Director

James F. Bronsdon                         Chief Legal Officer

Nancy A. Hill                             Chief Compliance Officer

Dennis Rushovich                          Chief Financial Officer




ITEM 30.  LOCATION OF BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained at our Customer Service Center.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

     Additional Information.

     (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

     (d) The Company represents that the fees and charges under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



                                   SIGNATURES


     As required by the Securities Act of 1933, and the Investment Company Act of 1940, the registrant certifies it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 30th day of April, 2003.

                                     The Sage Variable Annuity Account A
                                     (Registrant)


                                     By: Sage Life Assurance of America, Inc.


                                     By:/s/ROBIN I. MARSDEN
                                       --------------------------------------
                                          Robin I. Marsden
                                          President & Chief Executive Officer


                                     By: Sage Life Assurance of America, Inc.
                                        (Depositor)


                                     By:/s/ROBIN I. MARSDEN
                                        --------------------------------------
                                           Robin I. Marsden
                                           President & Chief Executive Officer


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                             Title                           Date
---------                        ----------------               ----------------

/s/H. Louis Shill*                 Chairman and Director          April 30, 2003
----------------------
H. Louis Shill



/s/MITCHELL R. KATCHER             Director,                      April 30, 2003
-----------------------            Senior Executive Vice
Mitchell R. Katcher                President, Chief Operating
                                   Officer and Chief Actuary



/s/ROBIN I. MARSDEN                Director, President and        April 30, 2003
---------------------              Chief Executive Officer
Robin I. Marsden


/s/TERRY ELEFTHERIOU               Chief Financial Officer        April 30, 2003
---------------------
Terry Eleftheriou



/s/GREGORY S. GANNON               Chief Accounting Officer       April 30, 2003
----------------------
Gregory S. Gannon



*By: /s/ROBIN I. MARSDEN
     ------------------------
     Robin I. Marsden

As Attorney-In-Fact pursuant to a Power of Attorney dated below.




Director                       Date
--------                       ----



H. Louis Shill                 February 25, 2000
Robin I. Marsden               February 28, 2000
Mitchell R. Katcher            February 25, 2000



                                  EXHIBIT INDEX

EX-99.B9         Opinion and Consent of James F. Bronsdon
EX-99.B10.a      Consent of Blazzard, Grodd & Hasenauer, P.C.
EX-99.B10.b      Consent of Ernst & Young LLP